SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                  [ ]Confidential, for Use of the
[X]Definitive Proxy Statement                      Commission Only (as permitted
[ ]Definitive Additional Materials                    by Rule 14a-6(e)(2))
[ ]Soliciting Material under Rule 14a-12

                        FIRST LANCASTER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:


          ----------------------------------------------------------------------

[X] Fee paid previously with preliminary  materials: $2,965.30
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     (3)  Filing Party:
          ----------------------------------------------------------------------

     (4)  Date Filed:
          ----------------------------------------------------------------------

                        [FIRST LANCASTER BANCSHARES LOGO]





                                 March 14, 2001


Dear Stockholder:

         You are cordially invited to attend a special meeting of stockholders of First Lancaster Bancshares to be held at the main office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky, on Monday, April 16, 2001 at 1:00 p.m., local time.

         On December 14, 2000, First Lancaster Bancshares agreed to be acquired by CKF Bancorp, Inc. and Central Kentucky Federal Savings Bank. IF THE MERGER IS COMPLETED, YOU WILL RECEIVE A CASH PAYMENT OF $16.27 IN EXCHANGE FOR EACH SHARE OF FIRST LANCASTER BANCSHARES COMMON STOCK THAT YOU OWN.

         THE RECEIPT FOR CASH FOR FIRST LANCASTER BANCSHARES COMMON STOCK IN CONNECTION WITH THE MERGER WILL BE A TAXABLE TRANSACTION FOR FEDERAL INCOME TAX PURPOSES TO STOCKHOLDERS RECEIVING SUCH CASH, AND MAY BE A TAXABLE TRANSACTION FOR STATE, LOCAL AND FOREIGN TAX PURPOSES AS WELL.

         On December 12, 2000, which is the day the last trade occurred before the merger was announced, First Lancaster Bancshares common stock was sold at $12.25 per share. As of March 5, 2001, the most recent trade for the First Lancaster Bancshares common stock was $15.9375 per share, the 52 week high was $16.00 per share and the 52 week low was $10.00 per share.

         At the special meeting, you will be asked to approve the adoption of the merger agreement, as well as a proposal to adjourn the special meeting in order to solicit additional votes in favor of the proposal to approve and adopt the merger agreement in the event that sufficient shares to approve and adopt the merger agreement are not present in person or by proxy at the special meeting. The merger cannot occur unless a majority of the outstanding shares of First Lancaster Bancshares common stock vote for approval and adoption of the merger agreement and the Office of Thrift Supervision approves the merger. If the merger agreement is adopted, and all other conditions described in the merger agreement have been met or waived, the merger is expected to occur during the second quarter of 2001.

         Your board of directors believes that the merger is in the best interests of First Lancaster Bancshares' stockholders and unanimously recommends that you vote "FOR" the approval and adoption of the merger agreement and "FOR" approval of the proposal to adjourn the special meeting to solicit additional votes if sufficient votes are not present in person or by proxy at the special meeting to approve and adopt the merger agreement. Your board of directors has received the opinion of Trident Securities, a Division of McDonald Investments, Inc., that the consideration to be received by First Lancaster Bancshares' stockholders in the merger is fair from a financial point of view.

         This proxy statement provides you with detailed information about the proposed merger and includes, as Appendix A, a complete text of the merger agreement. We urge you to read the enclosed materials carefully for a complete description of the merger. Please complete, sign and return the enclosed proxy card as promptly as possible. We look forward to seeing you at the special meeting.

                                          Sincerely,

                                          /s/ Virginia R.S. Stump

                                          Virginia R.S. Stump
                                          President and Chief Executive Officer

                        FIRST LANCASTER BANCSHARES, INC.
                              208 LEXINGTON STREET
                         LANCASTER, KENTUCKY 40444-1131
                                 (859) 792-3368

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of First Lancaster Bancshares, Inc. will be held on Monday, April 16, 2001, at 1:00 p.m., local time, at the main office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky, for the following purposes:

     1. To approve and adopt the Agreement and Plan of Merger, dated as of December 14, 2000, by and among First Lancaster Bancshares, Inc., First Lancaster Federal Savings Bank, CKF Bancorp, Inc. and Central Kentucky Federal Savings Bank, including the Agreement of Company Merger by and between First Lancaster Bancshares, Inc., Central Kentucky Federal Savings Bank and a to-be-formed wholly owned subsidiary of Central Kentucky Federal Savings Bank.

     2. To consider and vote upon a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present, in person or by proxy, to approve and adopt the merger agreement.

     3. To transact such other business as may properly come before the special meeting including a proposal to adjourn or postpone the special meeting.

     The Board of Directors is not aware of any other business to come before the special meeting.

     Any action may be taken on this proposal at the special meeting or on any date or dates to which the special meeting may be adjourned or postponed. You can vote at the special meeting if you owned First Lancaster Bancshares common stock at the close of business on February 16, 2001.

     As a stockholder of First Lancaster Bancshares, you have the right to demand an appraisal by the Delaware Court of Chancery of the fair value of your shares of First Lancaster Bancshares common stock under applicable provisions of Delaware law. In order to perfect appraisal rights, you must give written demand before the merger agreement is voted on at the special meeting and must not vote in favor of the merger agreement. A copy of the Delaware statutory provisions regarding appraisal rights is included as Appendix C to the accompanying proxy statement, and a summary of these provisions can be found under "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Appraisal Rights."

     Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the special meeting.

                                    BY ORDER OF THE BOARD OF Directors

                                    /s/ Kathy G. Johnica

                                    KATHY G. JOHNICA
                                    SECRETARY
Lancaster, Kentucky
March 14, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FIRST LANCASTER BANCSHARES THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE SPECIAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE IT IS EXERCISED.

           PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME.
                     ---

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
SUMMARY OF TERMS...........................................................   2
SUMMARY  ..................................................................   4
The Companies..............................................................   4
The Special Meeting........................................................   4
You Will Receive $16.27 in Cash for Each Share You Own of
    First Lancaster Bancshares Common Stock................................   5
Reasons for the Merger.....................................................   5
Majority Vote Required to Approve the Merger Agreement ....................   6
First Lancaster Bancshares' Board of Directors Recommends That
    Stockholders Approve the Merger Agreement..............................   6
It is the Opinion of Our Financial Advisor that the Merger is Fair.........   7
Financial and Other Interests of Certain Officers and
    Directors in the Merger................................................   7
Termination Fees...........................................................   8
Appraisal Rights...........................................................   8
Taxable Transaction to First Lancaster Bancshares Stockholders.............   9
The Merger, the Liquidation and the Bank Merger............................   9

MARKET PRICE AND DIVIDEND DATA FOR FIRST LANCASTER
    BANCSHARES COMMON STOCK................................................  10

THE SPECIAL MEETING........................................................  11
Date, Place and Time.......................................................  11
Matters to be Considered...................................................  11
Record Date; Voting Rights; Vote Required..................................  11
Voting and Revocation of Proxies...........................................  12
Solicitation of Proxies....................................................  12
Important Information for Stockholders Whose Stock is
    Held in Street Name....................................................  13
Important Information for Participants in the First
   Lancaster Bancshares Employee Stock Ownership Plan......................  13

PROPOSAL I - APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.................  13
The Parties to the Merger Agreement........................................  13

                                                                            Page
                                                                            ----
Description of the Merger Agreement and the Merger.........................  14
Background of the Merger...................................................  14
Reasons for the Merger and Recommendation of the Board of Directors........  17
Opinion of First Lancaster Bancshares' Financial Advisor...................  18
Payment Procedures.........................................................  23
Closing....................................................................  24
Conditions to Completion of the Merger.....................................  24
Agreements of the Parties..................................................  26
Restrictions on Operations.................................................  28
Other Acquisition Proposals................................................  30
Representations and Warranties.............................................  31
Regulatory Approvals.......................................................  31
Termination of the Merger Agreement........................................  33
Amendment of the Merger Agreement..........................................  34
Waiver of Performance of Obligations.......................................  34
Accounting Treatment.......................................................  34
Expenses and Termination Fees..............................................  35
Tax Consequences to Stockholders...........................................  36
Appraisal Rights...........................................................  37
Financial and Other Interests of Certain
   Officers and Directors in the Merger....................................  40

PROPOSAL II - ADJOURNMENT OF THE SPECIAL MEETING...........................  45

PRINCIPAL HOLDERS OF FIRST LANCASTER BANCSHARES COMMON STOCK...............  46

OTHER MATTERS..............................................................  47

STOCKHOLDER PROPOSALS......................................................  47

Appendix A -   Agreement and Plan of Merger and
                  Agreement of Company Merger...............................A-1
Appendix B -   Fairness Opinion of Trident Securities.......................B-1
Appendix C -   Appraisal Rights Statute.....................................C-1

                        FIRST LANCASTER BANCSHARES, INC.
                              208 LEXINGTON STREET
                         LANCASTER, KENTUCKY 40444-1131
                                 (859) 792-3368

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON APRIL 16, 2001 AT 1:00 P.M.
                  AT 208 LEXINGTON STREET, LANCASTER, KENTUCKY

     First Lancaster Bancshares is holding a special meeting of stockholders to vote on the approval and adoption of a merger agreement by and among First Lancaster Bancshares, First Lancaster Federal Savings Bank, CKF Bancorp and Central Kentucky Federal Savings Bank and a proposal to adjourn the special meeting in order to solicit additional votes in the event there are not sufficient votes present at the special meeting to approve and adopt the merger agreement. IF THE MERGER IS COMPLETED, YOU WILL RECEIVE A CASH PAYMENT OF $16.27 FOR EACH SHARE OF FIRST LANCASTER BANCSHARES COMMON STOCK THAT YOU OWN. UPON COMPLETION OF THE MERGER YOU WILL NO LONGER OWN ANY STOCK OR HAVE ANY INTEREST IN FIRST LANCASTER BANCSHARES, NOR WILL YOU RECEIVE, AS A RESULT OF THE MERGER, ANY STOCK OF CKF BANCORP OR ANY OTHER PUBLIC COMPANY.

     The merger cannot occur unless a majority of the outstanding shares of First Lancaster Bancshares common stock vote for approval and adoption of the merger agreement and the Office of Thrift Supervision approves the merger.

     THE RECEIPT OF CASH FOR FIRST LANCASTER BANCSHARES COMMON STOCK IN CONNECTION WITH THE MERGER WILL BE A TAXABLE TRANSACTION FOR FEDERAL INCOME TAX PURPOSES TO STOCKHOLDERS RECEIVING SUCH CASH, AND MAY BE A TAXABLE TRANSACTION FOR STATE, LOCAL AND FOREIGN TAX PURPOSES AS WELL.

     First Lancaster Bancshares' directors and certain executive officers have entered into agreements to vote all shares of First Lancaster Bancshares common stock held by them "FOR" the approval and adoption of the merger agreement. As of February 16, 2001, directors and executive officers of First Lancaster Bancshares and their affiliates beneficially owned an aggregate of 108,024 shares, or approximately 12.9%, of the outstanding shares of First Lancaster Bancshares common stock (excluding shares which they had the right to acquire on the exercise of options).

     As a stockholder of First Lancaster Bancshares, you have the right to demand an appraisal by the Delaware Court of Chancery of the fair value of your shares. It is a condition to the merger that stockholders with no more than five percent of the outstanding First Lancaster Bancshares common stock shall have exercised appraisal rights.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO INDICATE HOW YOU WANT TO VOTE YOUR SHARES.

THE BOARD OF DIRECTORS OF FIRST LANCASTER BANCSHARES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT AND THE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY.

                                SUMMARY OF TERMS

     This is a summary of the most material terms of the proposed merger.

     o If the merger occurs, each First Lancaster Bancshares stockholder will receive $16.27 in cash for each share of First Lancaster Bancshares common stock owned. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Description of the Merger Agreement and the Merger," beginning on page 14 for more information.

     o The merger cannot occur unless First Lancaster Bancshares' stockholders approve and adopt the merger agreement by a majority of the total number of shares outstanding and the Office of Thrift Supervision approves the merger. See the discussions under the caption "THE SPECIAL MEETING - Record Date; Voting Rights; Vote Required" beginning on page 11 and "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Regulatory Approvals" beginning on page 31 for more information.

     o Stockholders will generally recognize a taxable gain or loss measured by the difference between the cash received in the merger and their tax basis in their shares of First Lancaster Bancshares common stock. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Tax Consequences to Stockholders" beginning on page 36 for more information.

     o First Lancaster Bancshares' Board of Directors has approved and adopted the merger agreement and the merger and has unanimously recommended that First Lancaster Bancshares stockholders vote in favor of it. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Reasons for the Merger and Recommendation of the Board of Directors" beginning on page 17 for more information.

     o Each of the directors of First Lancaster Bancshares has signed an agreement with CKF Bancorp in which each director agreed to vote his or her shares "FOR" the approval and adoption of the merger agreement. See the discussion under the caption "THE SPECIAL MEETING - Record Date; Voting Rights; Vote Required" beginning on page 11 for more information.

     o First Lancaster Bancshares' financial advisor has issued a fairness opinion dated December 14, 2000 and updated on March 14, 2001 that, as of such dates, the amount which will be paid to First Lancaster Bancshares stockholders in the merger is fair from a financial point of view. See the discussion under the heading "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Opinion of First Lancaster Bancshares' Financial Advisor" beginning on page 18 for more information.

     o First Lancaster Bancshares has agreed that it will not seek or encourage a competing transaction to acquire First Lancaster Bancshares or First Lancaster Federal Savings Bank except in very limited circumstances in which an unsolicited offer is made. See the discussion under the caption "PROPOSAL I --

          APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Other Acquisition Proposals" beginning on page 30 for more information.

     o The directors and executive officers of First Lancaster Bancshares and First Lancaster Federal Savings Bank who have stock options under
          First Lancaster Bancshares' Stock Option Plan will receive cash payments for their options based upon the difference between $16.27 and the exercise price of their options. These individuals also will receive $16.27 in cash for each share of unvested restricted stock held. They will also receive continued directors and officers liability insurance and indemnification from CKF Bancorp. Certain executive officers whose employment agreements will terminate as a result of the merger will also receive severance and other payments. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Financial and Other Interests of Certain Officers and Directors in the Merger" beginning on page 40 for more information.

     o Stockholders who follow statutory procedures have the right to demand an appraisal by the Delaware Court of Chancery of the fair value of the shares if the merger is consummated, provided that they satisfy the requirements under Delaware law. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Appraisal Rights" beginning on page 37 for more information.

     o The merger agreement has provisions that would require First Lancaster Bancshares and First Lancaster Federal Savings Bank to pay CKF Bancorp a termination fee if the merger agreement is terminated for certain reasons. In addition, the merger agreement has provisions that would require an additional fee if the merger agreement is terminated and thereafter certain acquisition transactions occur with a third party. This provision is intended to discourage other potential bidders from attempting to acquire First Lancaster Bancshares and First Lancaster Federal Savings Bank. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Expenses and Termination Fees" beginning on page 35 for more information.

     o First Lancaster Bancshares and CKF Bancorp expect that the merger will be completed in the second quarter of 2001.

                                     SUMMARY

     This brief summary highlights selected information contained in this proxy statement. It does not contain all of the information that is important to you. To fully understand the merger, we urge you to carefully read the entire proxy statement including the merger agreement. We have attached the merger agreement, including the related agreement of company merger, to this proxy statement as Appendix A. We encourage you to read the merger agreement because it is the legal document that governs the merger.

THE COMPANIES (PAGES 13 THROUGH 14)

                                CKF BANCORP, INC.
                      CENTRAL KENTUCKY FEDERAL SAVINGS BANK
                              340 WEST MAIN STREET
                            DANVILLE, KENTUCKY 40422
                                 (859) 236-4181

     CKF Bancorp, Inc., a Delaware corporation, is the holding company for Central Kentucky Federal Savings Bank, a federal savings bank chartered under the laws of the United States. Central Kentucky Federal Savings Bank was founded in 1886 and currently operates two full-service offices in Danville, Kentucky. CKF Bancorp and Central Kentucky Federal Savings Bank are headquartered in Danville, Kentucky.

     At December 31, 2000, CKF Bancorp had consolidated assets of $78.1 million, net loans of $70.4 million, deposits of $54.4 million and stockholders' equity of $12.3 million.

                        FIRST LANCASTER BANCSHARES, INC.
                      FIRST LANCASTER FEDERAL SAVINGS BANK
                              208 LEXINGTON STREET
                         LANCASTER, KENTUCKY 40444-1131
                                 (859) 792-3368

     First Lancaster Bancshares, Inc., a Delaware corporation, is the holding company for First Lancaster Federal Savings Bank, a federal savings bank chartered under the laws of the United States. First Lancaster Federal Savings Bank was organized in 1873 and currently operates one full service office in Lancaster, Kentucky, and one loan production office in Nicholasville, Kentucky. First Lancaster Bancshares and First Lancaster Federal Savings Bank are both headquartered in Lancaster, Kentucky.

     At December 31, 2000, First Lancaster Bancshares had consolidated assets of $57.5 million, net loans of $49.9 million, deposits of $28.2 million and stockholders' equity of $12.2 million.

THE SPECIAL MEETING (PAGES 11 THROUGH 13)

     We will hold the special meeting on Monday, April 16, 2001, at the main office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky, to vote on the proposal to approve and adopt the merger agreement and the proposal to adjourn the special meeting, if necessary, to solicit additional votes. You can vote at the special meeting if you owned First Lancaster Bancshares common stock on February 16, 2001, the record date for the special meeting. There were 840,328 shares of First Lancaster Bancshares common stock outstanding and entitled to vote as of February 16, 2001. Each share is entitled to one vote. First Lancaster
Bancshares is furnishing this proxy statement to its stockholders on approximately March 14, 2001.

YOU WILL RECEIVE $16.27 IN CASH FOR EACH SHARE YOU OWN OF FIRST LANCASTER BANCSHARES COMMON STOCK (PAGE 14 AND PAGES 23 THROUGH 24)

     As a First Lancaster Bancshares stockholder, each of your shares of First Lancaster Bancshares common stock, other than shares owned by persons who have perfected appraisal rights and shares owned by First Lancaster Bancshares or CKF Bancorp or a subsidiary other than in a fiduciary capacity, will automatically become exchangeable for $16.27 in cash. You will have to surrender your First Lancaster Bancshares stock certificate(s) to receive this cash payment. CKF Bancorp will appoint a paying agent who will send you written instructions for surrendering your certificates after the merger is completed. For more information on how this exchange procedure works, see "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Payment Procedures" on pages 23 through 24 of this proxy statement. Upon completion of the merger, you will no longer own any stock or have any interest in First Lancaster Bancshares, nor will you receive, as a result of the merger, any stock of Central Kentucky Federal Savings Bank, its newly created subsidiary or its holding company, CKF Bancorp, Inc.

     First Lancaster Bancshares common stock is quoted on Nasdaq SmallCap MarketSM under the symbol "FLKY." On December 12, 2000, which is the day the last trade occurred before the merger was announced, First Lancaster Bancshares common stock was sold at $12.25 per share.

REASONS FOR THE MERGER (PAGES 17 THROUGH 18)

     The Board of Directors of First Lancaster Bancshares reviewed a number of items in deciding to enter into the merger agreement including the following:

     o the value being offered the stockholders of First Lancaster Bancshares in relation to the market value, book value and earnings per share of First Lancaster Bancshares common stock;

     o information concerning the financial condition, results of operations and prospects of First Lancaster Bancshares, including the long term growth potential of First Lancaster Bancshares as an independent savings and loan holding company;

     o    the competitive environment for financial institutions generally;

     o the compatibility of the respective business management philosophies of First Lancaster Bancshares and CKF Bancorp;

     o the ability of CKF Bancorp and its subsidiary bank to provide comprehensive financial services in relevant markets;

     o the fact that Central Kentucky Federal Savings Bank has the financial and managerial resources to serve the lending and deposit needs of the local communities served by First Lancaster Federal Savings Bank and that Central Kentucky Federal Savings Bank's increased financial and managerial resources following the merger will enhance the long-term customer service potential for First Lancaster Federal Savings Bank's customer base;

     o the financial terms of other recent business combinations in the local financial services industry;

     o the fact that the consideration to be received in the merger by First Lancaster Bancshares' stockholders reflects a premium for First
          Lancaster Bancshares' common stock over the value at which it has traded in the market during the last year; and

     o the opinion of First Lancaster Bancshares' financial advisor, Trident Securities, a Division of McDonald Investments, Inc., that the consideration to be received by First Lancaster Bancshares' stockholders in the merger is fair to such stockholders from a financial point of view.

     Generally, the Board of Directors concluded that in the long term First Lancaster Bancshares could not produce stockholder value in excess of the merger price, and that the merger price was fair, from a financial point of view, to First Lancaster Bancshares' stockholders.

MAJORITY VOTE REQUIRED TO APPROVE THE MERGER AGREEMENT (PAGES 11 THROUGH 13)

     The merger  agreement  will be approved  if a majority  of the  outstanding shares of First Lancaster Bancshares common stock vote for it. A failure to vote, either by not returning the enclosed proxy or by checking the "Abstain" box, will have the same effect as a vote against the merger agreement. If a proxy is signed and returned without indicating any voting instructions, shares represented by the proxy will be voted "FOR" approval and adoption of the merger agreement and "FOR" approval of the adjournment proposal. Directors and executive officers of First Lancaster Bancshares and their affiliates beneficially owned an aggregate of 108,024 shares, or approximately 12.9%, of the shares of First Lancaster Bancshares common stock outstanding on the record date, excluding shares which they had the right to acquire on the exercise of options. Each of the directors and executive officers of First Lancaster Bancshares has executed an agreement with CKF Bancorp pursuant to which each individual agreed to vote his or her shares "FOR" the approval and adoption of the merger agreement.

FIRST LANCASTER BANCSHARES' BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE THE MERGER AGREEMENT (PAGES 14 THROUGH 16)

     The Board of Directors of First Lancaster Bancshares believes that the merger is fair to you and in your best interests and unanimously recommends that you vote "FOR" the approval and adoption of the merger agreement. For a discussion of the circumstances surrounding the merger and the factors considered by First Lancaster Bancshares' Board of Directors in approving the merger agreement, see "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Background of the Merger" and " - Reasons for the Merger and Recommendation of the Board of Directors" on pages 14 and 17, respectively, of this proxy statement.

IT IS THE OPINION OF OUR FINANCIAL ADVISOR THAT THE MERGER IS FAIR (PAGES 18 THROUGH 23)

     Trident Securities has delivered its written opinion to the First Lancaster Bancshares Board of Directors, dated as of December 14, 2000, and confirmed as of the date of this proxy statement, that the consideration to be received by the stockholders of First Lancaster Bancshares in the merger is fair from a financial point of view. We have attached this opinion as Appendix B to this proxy statement. You should read it carefully for a description of the procedures followed, matters considered and limitations on the reviews undertaken by Trident Securities in providing its opinion. For its financial advisory services provided to First Lancaster Bancshares, Trident Securities has been paid fees of $60,000 to date and will be paid an additional fee that will amount to 2.0% of the aggregate consideration received by First Lancaster Bancshares' stockholders (less the $60,000 previously paid) at the time of closing of the merger. For a description of Trident Securities' opinion, the analyses performed and the factors considered by Trident Securities in rendering its opinion, see "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT -- Opinion of First Lancaster Bancshares' Financial Advisor" beginning on page 18 of this proxy statement.

FINANCIAL AND OTHER INTERESTS OF CERTAIN OFFICERS AND DIRECTORS IN THE MERGER (PAGES 40 THROUGH 44)

     Some of First Lancaster Bancshares' directors and executive officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in First Lancaster Bancshares. The Board of Directors knew about these additional interests and considered them when they approved and adopted the merger agreement and the merger. These include:

     o the cancellation of exercisable and unexercisable outstanding stock options in exchange for a cash payment equal to the difference between $16.27 per share and the option exercise price (total estimate of payment to directors and executive officers: $122,486);

     o the cash payment of $16.27 per share to holders of shares of restricted First Lancaster Bancshares common stock awarded under the First Lancaster Bancshares management recognition plan but not vested as of the effective time of the merger (total estimate of payment to directors and executive officers: $101,248);

     o the execution by Virginia R.S. Stump, the Chairman of the Board, President and Chief Executive Officer of First Lancaster Bancshares and First Lancaster Federal Savings Bank, and Central Kentucky Federal Savings Bank of a Non-Competition Agreement under which Ms. Stump will become an employee at will of Central Kentucky Federal Savings Bank following the merger at a salary of $59,600 per year with a $5,000 bonus one year following completion of the merger. Under this agreement, Ms. Stump agreed for a period of one year following completion of the merger not to own, manage, operate, finance or otherwise participate in as a director, officer, employee or other capacity, a banking business in any county of Kentucky where CKF Bancorp or Central Kentucky Federal maintains an office or in contiguous counties.

     o the execution by Tony A. Merida, the Executive Vice President and a director of First Lancaster Bancshares and First Lancaster Federal Savings Bank, and Central Kentucky Federal Savings Bank of a Consultant Agreement under which Mr. Merida will provide consulting services for 30-35 hours per week to CKF Bancorp and Central Kentucky Federal Savings Bank for six months for the sum of $20,000 with a $5,000 bonus one year after completion of the merger. Under this agreement, Mr. Merida agreed for a period of six months following completion of the merger not to own, manage, operate, finance or otherwise participate in as a director, officer, employee or other capacity, a banking business in any county of Kentucky where CKF
          Bancorp or Central Kentucky Federal maintains an office or in contiguous counties.

     o CKF Bancorp's agreement to name Virginia R.S. Stump to its Board of Directors if she elects to continue employment with CKF Bancorp and Central Kentucky Federal;

     o payments totaling $533,165 to First Lancaster Bancshares' two senior executive officers upon the cancellation of their existing employment agreements; and

     o provisions in the merger agreement relating to protection against claims against directors and officers.

TERMINATION FEES (PAGES 35 THROUGH 36)

     The merger agreement requires First Lancaster Bancshares and First Lancaster Federal Savings Bank to pay CKF Bancorp a termination fee of $175,000 if the merger agreement is terminated because (i) First Lancaster Bancshares and First Lancaster Federal Savings Bank do not use their best efforts to consummate the merger in accordance with the terms of the merger agreement, or (ii) First Lancaster Bancshares improperly terminates the merger agreement. In addition, the merger agreement has provisions that would require a fee of $600,000 (reduced by the $175,000 termination fee if already paid) if the merger agreement is terminated under certain circumstances where a third party has offered to engage in, or has entered into, an acquisition transaction with First Lancaster Bancshares. This provision is intended to discourage entities other than CKF Bancorp from attempting to acquire First Lancaster Bancshares and First Lancaster Federal Savings Bank. See the discussion under the caption "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Expenses and Termination Fees" beginning on page 35 for more information.

APPRAISAL RIGHTS (PAGES 37 THROUGH 40)

     You have the right under Delaware law to demand an appraisal by the Delaware Court of Chancery of the fair value of your shares of First Lancaster Bancshares common stock. If you want to exercise appraisal rights, you must carefully follow the procedures described in "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Appraisal Rights" beginning on page 37 of this proxy statement.

TAXABLE TRANSACTION TO FIRST LANCASTER BANCSHARES STOCKHOLDERS (PAGES 36 THROUGH
37)

     For United States federal income tax purposes your exchange of shares of First Lancaster Bancshares common stock for cash generally will cause you to recognize a gain or loss measured by the difference between the cash you receive in the merger and your tax basis in your shares of First Lancaster Bancshares common stock. See "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Tax Consequences to Stockholders" beginning on page 36 of this proxy statement.

THE MERGER, THE LIQUIDATION AND THE BANK MERGER (PAGE 14)

     If the merger agreement is approved by First Lancaster Bancshares' stockholders and the parties satisfy the other conditions of the merger agreement, a to-be-formed wholly owned subsidiary of Central Kentucky Federal Savings Bank will merge with and into First Lancaster Bancshares. Immediately after the merger, First Lancaster Bancshares will be liquidated, and First Lancaster Federal Savings Bank will be merged with and into Central Kentucky Federal Savings Bank and will thereafter cease to exist. All of the offices of First Lancaster Federal Savings Bank will become offices of Central Kentucky Federal Savings Bank immediately following the effective date of the merger. If the merger agreement is not approved, the merger will not take place and First Lancaster Federal Savings Bank and Central Kentucky Federal Savings Bank will continue as separate entities.

   MARKET PRICE AND DIVIDEND DATA FOR FIRST LANCASTER BANCSHARES COMMON STOCK

     First Lancaster Bancshares' common stock trades under the symbol "FLKY" on the Nasdaq SmallCap MarketSM. As of February 16, 2001, there were 840,328 shares of the common stock outstanding.

     The following table sets forth the reported bid information for, and the dividends declared on, the common stock for each full quarterly period for the last two completed fiscal years and for the first two quarters of fiscal 2001.

                                                                Bid
                                                     -------------------------          Dividends
                                                       High              Low            Declared
                                                      -----             ------          ---------
FISCAL YEAR 1999
July - September 1998                                $  14.250         $12.375          $   0.30
October - December 1998                                 13.688          12.000               --
January - March 1999                                    13.000          12.063              0.30
April - June 1999                                       12.500          11.063               --

FISCAL YEAR 2000
July - September 1999                                   11.688          11.063              0.30
October - December 1999                                 13.000          10.375               --
January - March 2000                                    13.500          12.500              0.30
April - June 2000                                       13.000          10.500               --

FISCAL YEAR 2001
July - September 2000                                   11.000          10.000              0.30
October - December 2000                                 16.000          10.500               --

     Such  over-the-counter   market  quotations  reflect  inter-dealer  prices,
without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

     On December 12, 2000, which is the day the last trade occurred before the merger was announced, First Lancaster Bancshares common stock was sold at $12.25 per share. On March 5, 2001, which is the last practicable date prior to the printing of the proxy statement, the most recent trade for First Lancaster Bancshares common stock was $15.9375 per share.

     As of February 16, 2001, there were approximately 237 holders of record of First Lancaster Bancshares common stock. This number does not reflect the number of persons or entities who may hold their stock in nominee or "street" name through brokerage firms.

                               THE SPECIAL MEETING


DATE, PLACE AND TIME

     The special meeting is scheduled to be held at 1:00 p.m., Eastern Time, on Monday, April 16, 2001, at the main office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky.

MATTERS TO BE CONSIDERED

     At the special meeting, you will be asked to consider:

     o a proposal to approve and adopt the agreement and plan of merger, dated as of December 14, 2000, by and among First Lancaster Bancshares, First Lancaster Federal Savings Bank, CKF Bancorp and Central Kentucky Federal Savings Bank, including the agreement of company merger by and between First Lancaster Bancshares, Central Kentucky Federal Savings Bank and a to-be-formed wholly owned subsidiary of Central Kentucky Federal Savings Bank;

     o to consider and vote upon a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present, in person or by proxy, to approve and adopt the merger agreement; and

     o such other business that may properly come before the special meeting, including a proposal to adjourn or postpone the special meeting.

     As of the date of this proxy statement, First Lancaster Bancshares' board of directors is not aware of any business to be acted upon at the special meeting other than the proposal to approve and adopt the merger agreement. If other matters are properly brought before the special meeting or any adjournments or postponements of the special meeting, First Lancaster Bancshares' board of directors will have discretion to vote or act on such matters according to their best judgment.

RECORD DATE; VOTING RIGHTS; VOTE REQUIRED

     The First Lancaster Bancshares Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of stockholders of First Lancaster Bancshares entitled to receive notice of and to vote at the special meeting. On the record date, there were 840,328 shares of First Lancaster Bancshares common stock outstanding. Each holder of First Lancaster Bancshares common stock is entitled to one vote per share held of record on the record date.

     The presence in person or by proxy at the special meeting of the holders of one-third of the outstanding shares of First Lancaster Bancshares common stock is required for a quorum. Under the Delaware General Corporation Law, approval and adoption of the merger agreement will require the affirmative vote of a majority of the outstanding shares of First Lancaster Bancshares common stock. Accordingly, an abstention, a failure to vote, or a broker non-vote, has the same effect as a vote against the merger agreement. Directors and executive officers of First Lancaster Bancshares and their affiliates beneficially owned on the record date an aggregate of 108,024 shares, or approximately 12.9%, of the outstanding shares of First Lancaster Bancshares common stock (excluding shares which they had the right to acquire on the exercise of options). First Lancaster Bancshares' directors and certain executive officers have entered into agreements to vote all shares of First Lancaster Bancshares common stock held by them "FOR" the approval and adoption of the merger agreement.

VOTING AND REVOCATION OF PROXIES

     Shares of First Lancaster Bancshares common stock represented by a proxy properly signed and received at or prior to the special meeting, unless subsequently revoked, will be voted at the special meeting in accordance with the instructions on the proxy. If a proxy is signed and returned without indicating any voting instructions, shares of First Lancaster Bancshares common stock represented by the proxy will be voted "FOR" approval and adoption of the merger agreement.

     If you want to revoke the proxy you submit in response to this proxy solicitation, you must: (i) sign and deliver a written notice with a later date to the Secretary of First Lancaster Bancshares at or before the meeting stating that you want to revoke the proxy; (ii) sign and deliver to the Secretary of First Lancaster Bancshares at or before the meeting a later-dated proxy card relating to the same shares; or (iii) attend the meeting and vote in person. Revoking a proxy is effective only if it occurs before the polls close at the special meeting. Attending the meeting does not automatically revoke a proxy. You must deliver written notice revoking a proxy to Kathy G. Johnica, Secretary, First Lancaster Bancshares, 208 Lexington Street, Lancaster, Kentucky 40444-1131; telephone number (859) 792-3368.

     A proxy may indicate that all or a portion of the shares represented by the proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present for such proposal, even though those shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present for purposes of quorum but will not be counted as voting in favor of such proposal.

SOLICITATION OF PROXIES

     In addition to solicitation by mail, the directors, officers, employees and agents of First Lancaster Bancshares may solicit proxies from First Lancaster Bancshares' stockholders, either personally or by telephone or other form of communication. None of these persons who solicit proxies will be specifically compensated for such services. Nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners. First Lancaster Bancshares will reimburse such nominees, fiduciaries and other custodians for the reasonable out-of-pocket expenses incurred by them in connection with this process. First Lancaster Bancshares will bear its own expenses in connection with the solicitation of its proxies for the special meeting.

IMPORTANT INFORMATION FOR STOCKHOLDERS WHOSE STOCK IS HELD IN STREET NAME

     If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on First Lancaster Bancshares' stock records in your own name, your broker will not vote your shares on the merger agreement unless you instruct your broker how you want your votes to be cast. Please tell your broker as soon as possible how to vote your shares to make sure that your broker has enough time to vote your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or to revoke a proxy for your shares unless the record holder of your stock gives you that right in writing.

IMPORTANT INFORMATION FOR PARTICIPANTS IN THE FIRST LANCASTER BANCSHARES EMPLOYEE STOCK OWNERSHIP PLAN

     If you participate in the First Lancaster Bancshares employee stock ownership plan, the proxy card represents a voting instruction to the trustees of the employee stock ownership plan as to the number of shares in your plan account. Each participant in the employee stock ownership plan may direct the trustees as to the manner in which shares of common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the employee stock ownership plan and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the trustees' exercise of their fiduciary obligations.


                      PROPOSAL I - APPROVAL AND ADOPTION OF
                              THE MERGER AGREEMENT

     The following discussion is qualified by reference to the Agreement and Plan of Merger and the Agreement of Company Merger which are attached as Appendix A to this proxy statement and incorporated herein by reference. You are urged to read the merger agreement carefully in its entirety. All information contained in this proxy statement with respect to CKF Bancorp and Central Kentucky Federal Savings Bank has been supplied by CKF Bancorp and has not been independently verified by First Lancaster Bancshares.

THE PARTIES TO THE MERGER AGREEMENT

     FIRST LANCASTER BANCSHARES, INC. AND FIRST LANCASTER FEDERAL SAVINGS BANK. First Lancaster Bancshares is a Delaware corporation organized at the direction of the Board of Directors of First Lancaster Federal Savings Bank in 1996 to be the holding company for First Lancaster Federal Savings Bank following its conversion from mutual to stock form. First Lancaster Federal Savings Bank is a federally chartered savings bank that operates one full service office in Lancaster, Kentucky and one loan production office in Nicholasville, Kentucky, serving Garrard, Jessamine and surrounding counties in Kentucky. First Lancaster Federal Savings Bank was chartered by the Commonwealth of Kentucky in 1873 under the name Lancaster Building and Loan Association. First Lancaster Federal Savings Bank adopted a federal charter and received federal insurance of its deposit accounts in 1966, at which time it adopted the name First Lancaster Federal Savings and Loan Association. In 1988 First Lancaster

Federal Savings Bank converted from a federally chartered mutual savings and loan association to a federally chartered mutual savings bank and adopted its present name. The principal executive offices of First Lancaster Bancshares and First Lancaster Federal Savings Bank are located at 208 Lexington Street, Lancaster, Kentucky 40444-1131 with a telephone number of (859) 792-3368.

     CKF BANCORP, INC. AND CENTRAL KENTUCKY FEDERAL SAVINGS BANK. CKF Bancorp, Inc. is a Delaware corporation organized by Central Kentucky Federal Savings Bank, formerly Central Kentucky Federal Savings and Loan Association, to be a savings institution holding company. On December 29, 1994, Central Kentucky
Federal Savings Bank converted from mutual to stock form as a wholly owned subsidiary of CKF Bancorp. The principal executive offices of CKF Bancorp and Central Kentucky Federal Savings Bank are located at 340 West Main Street, Danville, Kentucky 40422 with a telephone number of (859) 236-4181.

     For the sole purpose of facilitating the merger, Central Kentucky Federal Savings Bank will form a wholly owned subsidiary, Central Kentucky Federal Acquisition Corp., under the laws of the State of Delaware prior to the closing of the merger.

DESCRIPTION OF THE MERGER AGREEMENT AND THE MERGER

     First Lancaster Bancshares, First Lancaster Federal Savings Bank, CKF Bancorp and Central Kentucky Federal Savings Bank entered into the Agreement and Plan of Merger on December 14, 2000. The merger agreement provides that if the conditions described below are met, Central Kentucky Federal Acquisition Corp. will merge into First Lancaster Bancshares. As a result of the merger, each stockholder of First Lancaster Bancshares (other than those that choose to exercise appraisal rights and shares owned by First Lancaster Bancshares or CKF Bancorp or a subsidiary of either other than in a fiduciary capacity) will receive $16.27 in cash for each share of First Lancaster Bancshares common stock owned. Holders of options to purchase shares of First Lancaster Bancshares common stock, regardless of whether the option is exercisable, will receive a cash payment equal to the excess of $16.27 over the exercise price of such option multiplied by the number of shares for which the option is exercisable. After the merger, First Lancaster Bancshares stockholders will cease to be stockholders of First Lancaster Bancshares. Immediately after the merger, (i) First Lancaster Bancshares will be liquidated with the result that Central Kentucky Federal Savings Bank will acquire all of the assets and liabilities of First Lancaster Bancshares and First Lancaster Bancshares will cease to exist, and (ii) First Lancaster Federal Savings Bank will merge with and into Central Kentucky Federal Savings Bank with Central Kentucky Federal Savings Bank surviving this merger, with the result that Central Kentucky Federal Savings Bank will acquire all of the assets and liabilities of First Lancaster Federal Savings Bank, and First Lancaster Federal Savings Bank will cease to exist.

BACKGROUND OF THE MERGER

     In June 2000, First Lancaster Bancshares' Board of Directors asked Trident Securities to help the Board analyze the strategic alternatives available to First Lancaster Bancshares. The Board of Directors had been concerned about First Lancaster Bancshares' ability to remain competitive in an industry which required increasing investments in technology and in which profit margins were under continual pressure in its main lines of business. The Board of

Directors was also aware of the trend towards consolidation in the financial services industry and believed that it was appropriate to become better informed regarding the potential value of First Lancaster Bancshares in a business combination.

     On June 8, 2000, representatives of Trident Securities met with the Board of Directors to present their firm's analysis of strategic alternatives available to First Lancaster Bancshares. The analysis discussed the current operating environment for financial institutions and First Lancaster Bancshares' specific competitive situation. The analysis also assessed First Lancaster Bancshares' prospects under its current business plan and under various alternative scenarios. The analysis surveyed recent acquisition activity in the financial services industry and reviewed pricing data from recent acquisitions of financial institutions with characteristics similar to those of First Lancaster Bancshares. The Trident Securities analysis included a discussion of companies which Trident Securities believed potentially would be interested in discussing a transaction in the event the Board of Directors desired to further inform itself regarding the potential value of First Lancaster Bancshares in a business combination.

     After extensive discussion of its alternatives at that meeting and an additional meeting in July 2000, First Lancaster Bancshares' Board of Directors authorized Trident Securities to explore a possible affiliation with another financial institution. The Board of Directors also authorized Trident Securities to prepare an information memorandum containing financial and other information about First Lancaster Bancshares which could be used to canvass potentially interested parties.

     On September 7, 2000, when the information memorandum had been completed, representatives of Trident Securities again met with the Board of Directors by telephone to discuss the results of their due diligence on First Lancaster Bancshares and their updated analysis of First Lancaster Bancshares' potential value in a business combination. Trident Securities also presented a detailed analysis of the companies that it believed would be potentially interested in a business combination. First Lancaster Bancshares' special counsel was also present by telephone at the meeting to advise the Board regarding its fiduciary duties. After extensive discussion, the Board of Directors authorized Trident Securities to contact the potentially interested parties on a confidential basis regarding their interest in a potential business combination with First Lancaster Bancshares.

     In early September 2000, Trident Securities contacted 16 financial institutions which it believed were most likely to be interested in a business combination with First Lancaster Bancshares. Of these, 12 institutions entered into confidentiality agreements and received the information memorandum. Five institutions, including CKF Bancorp, submitted non-binding written indications of interest in a business combination with First Lancaster Bancshares. Three indications of interest were for cash consideration, while two of the bidders, including CKF Bancorp, offered the Board of Directors a choice of cash or a mix of cash and stock.

     The Board of Directors convened a special meeting on October 12, 2000, which was attended by representatives of Trident Securities and special legal counsel, to discuss and compare the indications of interest received. After extensive discussion, the Board of Directors directed Trident Securities to invite the four highest bidders, including CKF Bancorp, to conduct limited due diligence and submit their final indications of interest, as well as to clarify various issues raised in their initial indications of interest. The Board of Directors further instructed Trident Securities to contact the lowest bidder, whose indicated value was substantially below that proposed by the four highest bidders, to advise them that they would not be invited to conduct due diligence.

     In mid October, three of the four parties conducted limited due diligence. One party, after further discussion, declined to proceed and did not conduct due diligence. After completion of limited due diligence, the three parties, including CKF Bancorp, submitted their revised indications of interest. All three indications of interest were cash offers, and CKF Bancorp did not offer CKF Bancorp stock in its revised indication of interest. Subsequently, CKF Bancorp increased its offer to $16.27 per share in cash. Neither of the other two parties increased their offers. The indication of interest submitted by CKF Bancorp proposed the highest value of the three indications of interest.

     The Board of Directors convened a special meeting on November 1, 2000. After extensive discussion of market conditions for financial institutions, the proposed terms of the three indications of interest and First Lancaster Bancshares' prospects for future growth as an independent institution, the Board of Directors determined to continue with the process and that the $16.27 per share offer presented by CKF Bancorp was the best offer submitted. Accordingly, CKF Bancorp was invited to conduct final due diligence.

     In deciding to invite CKF Bancorp to conduct final due diligence, the Board of Directors also analyzed CKF Bancorp's ability to consummate the merger it proposed in its indication of interest. Prior to the November 1, 2000 Board meeting, Trident Securities had inquired of a representative of CKF Bancorp how it intended to obtain the cash that would be necessary to fund the merger consideration. That representative advised Trident Securities that CKF Bancorp intended to obtain up to the entire purchase price from advances from the Federal Home Loan Bank of Cincinnati. The amount of the advance would be reduced by any portion of the purchase price that CKF Bancorp determined to pay with cash on hand at the closing. With the assistance of Trident Securities, the Board of Directors reviewed and analyzed CKF Bancorp's financial condition, earnings, capital, liquidity and access to funds. The Board of Directors concluded that CKF Bancorp would have the capital, liquidity and access to borrowings necessary to pay the aggregate consideration payable as a result of the proposed merger.

     After CKF Bancorp completed its due diligence, the parties proceeded to negotiate the definitive agreement. On December 14, 2000, the Board of Directors scheduled a special meeting, with representatives of Trident Securities and First Lancaster Bancshares' special counsel participating by telephone, to discuss in detail the terms of the definitive agreement. First Lancaster Bancshares' special counsel reviewed the terms of the definitive agreement with the Board. The representatives of Trident Securities delivered their firm's opinion that terms of the merger were fair to shareholders from a financial point of view. After extensive discussion, the Board of Directors adopted the merger agreement, which was signed that day.

REASONS FOR THE MERGER AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     First Lancaster Bancshares' Board of Directors believes that the merger is in the best interest of stockholders. The Board of Directors considered a number of factors in deciding to adopt the merger agreement and recommend the terms of the merger to stockholders, including:

     o the value being offered the stockholders of First Lancaster Bancshares in relation to the market value, book value and earnings per share of First Lancaster Bancshares common stock;

     o information concerning the financial condition, results of operations and prospects of First Lancaster Bancshares, including the long term growth potential of First Lancaster Bancshares as an independent savings and loan holding company;

     o    the competitive environment for financial institutions generally;

     o the compatibility of the respective business management philosophies of First Lancaster Bancshares and CKF Bancorp;

     o the ability of CKF Bancorp and its subsidiary bank to provide comprehensive financial services in relevant markets;

     o the fact that Central Kentucky Federal Savings Bank has the financial and managerial resources to serve the lending and deposit needs of the local communities served by First Lancaster Federal Savings Bank and that Central Kentucky Federal Savings Bank's increased financial and managerial resources following the merger will enhance the long-term customer service potential for First Lancaster Federal Savings Bank's customer base;

     o an assessment of CKF Bancorp's ability to pay the aggregate merger consideration and the likelihood of the merger being approved by the regulatory authorities;

     o the financial terms of other recent business combinations in the local financial services industry;

     o the fact that the consideration to be received in the merger by First Lancaster Bancshares' stockholders reflects a premium for First
          Lancaster Bancshares' common stock over the value at which it has traded in the market during the last year; and

     o the opinion of First Lancaster Bancshares' financial advisor, Trident Securities, a Division of McDonald Investments, Inc., that the consideration to be received by First Lancaster Bancshares' stockholders in the merger is fair to such stockholders from a financial point of view.

     The foregoing discussion of the information and factors considered by First Lancaster Bancshares' Board of Directors is not intended to be exhaustive. First Lancaster Bancshares' Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors.

     Generally, the Board of Directors concluded that in the long term First Lancaster Bancshares could not produce stockholder value in excess of the merger price, and that the merger price was fair, from a financial point of view, to First Lancaster Bancshares' stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS APPROVE AND ADOPT THE MERGER AGREEMENT.

OPINION OF FIRST LANCASTER BANCSHARES' FINANCIAL ADVISOR

     Pursuant to an engagement letter dated July 19, 2000 between First Lancaster Bancshares and Trident Securities, a Division of McDonald Investments Inc., First Lancaster Bancshares retained Trident Securities to act as its financial advisor in connection with a possible merger and related matters. As part of its engagement, Trident Securities agreed, if requested by First Lancaster Bancshares, to render an opinion with respect to the fairness, from a financial point of view, to the holders of First Lancaster Bancshares common stock, of the consideration as set forth in the merger agreement. Trident
Securities is a nationally recognized specialist in the financial services industry, in general, and in thrifts in particular. Trident Securities is regularly engaged in evaluations of similar businesses and in advising institutions with regard to mergers and acquisitions, as well as raising debt and equity capital for such institutions. First Lancaster Bancshares selected Trident Securities as its financial advisor based upon Trident Securities' qualifications, expertise and reputation in such capacity.

     Trident Securities delivered a written opinion, dated December 14, 2000, that the consideration was fair to First Lancaster Bancshares stockholders, from a financial point of view, as of the date of such opinion. Trident Securities updated its December 14, 2000 opinion as of the date of this proxy statement. No limitations were imposed by First Lancaster Bancshares on Trident Securities with respect to the investigations made or the procedures followed in rendering its opinion.

     THE FULL TEXT OF TRIDENT SECURITIES' WRITTEN OPINION TO THE FIRST LANCASTER BANCSHARES BOARD OF DIRECTORS, DATED DECEMBER 14, 2000, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND EXTENT OF REVIEW BY TRIDENT SECURITIES, IS ATTACHED AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE. IT SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY IN CONJUNCTION WITH THIS PROXY STATEMENT. TRIDENT SECURITIES CONSENTS TO THE INCLUSION OF ITS WRITTEN OPINION IN THIS PROXY STATEMENT WHICH WILL BE CIRCULATED TO ALL STOCKHOLDERS. THE FOLLOWING SUMMARY OF TRIDENT SECURITIES' OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. TRIDENT SECURITIES' OPINION IS ADDRESSED TO THE FIRST LANCASTER BANCSHARES BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF FIRST LANCASTER BANCSHARES AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE FIRST LANCASTER BANCSHARES SPECIAL MEETING DESCRIBED IN THIS PROXY STATEMENT.

     Trident Securities, in connection with rendering its opinion:

     o reviewed First Lancaster Bancshares' Annual Reports to Stockholders and Annual Reports on Form 10-KSB for each of the years in the three year period ended June 30, 2000, including the audited financial
          statements   contained  therein;   and  First

          Lancaster Bancshares' Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000;

     o reviewed certain other public and non-public information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of First Lancaster Bancshares and CKF Bancorp provided to Trident Securities or publicly available;

     o    participated  in meetings and  telephone  conferences  with members of
          senior  management  of  First  Lancaster  Bancshares   concerning  the
          financial condition, business, assets, financial forecasts and prospects of the company, as well as other matters Trident Securities believed relevant to its inquiry;

     o reviewed certain stock market information for the First Lancaster Bancshares common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

     o compared the results of operations and financial condition of First Lancaster Bancshares with that of certain companies which Trident Securities deemed to be relevant for purposes of its opinion;

     o reviewed the financial terms, to the extent publicly available, of certain acquisition transactions which Trident Securities deemed to be relevant for purposes of its opinion;

     o reviewed the merger agreement and its schedules and exhibits and certain related documents; and

     o performed such other reviews and analyses as Trident Securities deemed appropriate.

     The opinion of Trident Securities was necessarily based upon economic, monetary, financial market and other relevant conditions as of the date thereof.

     In  connection  with  its  review  and  arriving  at its  opinion,  Trident
Securities   relied  upon  the  accuracy  and   completeness  of  the  financial
information and other pertinent information provided by First Lancaster Bancshares and CKF Bancorp to Trident Securities for purposes of rendering its opinion. Trident Securities did not assume any obligation to independently verify any of the provided information as being complete and accurate in all material respects. With regard to the financial forecasts established and developed for First Lancaster Bancshares and CKF Bancorp with the input of their respective managements, as well as projections of cost savings, revenue enhancements and operating synergies, Trident Securities assumed that these materials had been reasonably prepared on bases reflecting the best available estimates and judgments of First Lancaster Bancshares and CKF Bancorp as to the future performance of the separate and combined entities and that the projections provided a reasonable basis upon which Trident Securities could formulate its opinion. Neither First Lancaster Bancshares nor CKF Bancorp publicly discloses such internal management projections of the type utilized by Trident Securities in connection with Trident Securities' role as financial advisor to First Lancaster Bancshares. Therefore, such projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing First Lancaster Bancshares and CKF Bancorp. Accordingly, actual results could vary significantly from those set forth in the respective projections.

     Trident Securities does not claim to be an expert in the evaluation of loan portfolios or the allowance for loan losses with respect thereto and therefore assumes that such allowances for First Lancaster Bancshares are adequate to cover such losses. In addition, Trident Securities does not assume responsibility for the review of individual credit files and did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of First Lancaster Bancshares, nor was Trident Securities provided with such appraisals. Furthermore, Trident Securities assumes that the merger will be consummated in accordance with the terms set forth in the merger agreement, without any waiver of any material terms or conditions by First Lancaster Bancshares, and that obtaining the necessary regulatory approvals for the merger will not have an adverse effect on either separate institution or the combined entity. Moreover, in each analysis that involves per share data for First Lancaster Bancshares, Trident Securities adjusted the data to reflect full dilution, i.e., the effect of the exercise of outstanding options utilizing the treasury stock method. In particular, Trident Securities assumes that the merger will be recorded as a "purchase" in accordance with generally accepted accounting principles.

     In connection with rendering its opinion to the First Lancaster Bancshares' Board of Directors, Trident Securities performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses does not purport to be a complete description of the analyses performed by Trident Securities. Moreover, Trident Securities believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and, more importantly, the opinion derived from them. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Trident Securities also included assumptions with respect to general economic, financial market and other financial conditions. Furthermore, Trident Securities drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Trident Securities' analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals nor to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Trident Securities were assigned a greater significance by Trident Securities than any other in deriving its opinion.

     COMPARABLE TRANSACTION ANALYSIS: Trident Securities reviewed and compared actual information for groups of comparable pending and completed thrift merger transactions (through December 9, 2000) it deemed pertinent to an analysis of the merger. The pricing ratios for the merger were compared to the average and median ratios of (i) price to last twelve months earnings, (ii) price to tangible book value, (iii) capital adjusted price to tangible book value, (iv) tangible book value premium to core deposit ratio ("TBV Prem./Core Deposits"), and (v) transaction premium to current trading price for each of the following eleven comparable transaction groups:

     o all recent thrift acquisitions in the United States announced within the preceding 12 months ("All Recent Median");

     o all thrift acquisitions in the United States announced within the preceding 90 days ("Last 90 Days Median");

     o all pending thrift acquisitions in the United States that have been announced but have yet to close ("All Pending Median");

     o all Southeast thrift acquisitions announced within the preceding 12 months ("Southeast Recent Median");

     o all Kentucky thrift acquisitions announced within the preceding 12 months ("Kentucky Recent Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with assets of $30-$70 million ("Assets $30mm-$70mm Median")

     o all thrift acquisitions in the United States announced within the preceding 12 months with a total deal size of $5-$25 million ("Deal Size $5mm-$25mm Median")

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average assets of 70bp-100bp ("ROAA 70bp-100bp Median")

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average equity of 3%-5% ("ROAE 3%-5% Median")

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with tangible capital of 18%-30% ("Tangible Capital 18%-30% Median")

     o Guideline thrift acquisitions announced since April 14, 1999 involving acquired thrifts with asset sizes, capital levels, returns on average equity and market areas similar to First Lancaster Bancshares ("Guideline Median")

The following table represents a summary analysis of the comparable transactions analyzed by Trident Securities based on the announced transaction values:


                                                        Median Price to             Capital
                                                -------------------------------   Adjusted Price/      TBV
                                                  Last 12          Tangible         Tangible          Prem(3)/     Premium/
                                     Number       Months             Book             Book              Core        Trading
                                    of Trans.  Earnings (2)          Value            Value           Deposits     Price (4)
                                    ---------  -----------------------------------------------------------------------------
ALL RECENT MEDIAN                      66          19.4x            139.8%           173.0%              8.2%        33.4%

LAST 90 DAYS MEDIAN                    12          18.7x            123.0            143.5               5.7         33.3

ALL PENDING MEDIAN                     24          18.7x            129.5            152.5               7.6         33.7

SOUTHEAST RECENT MEDIAN                10          18.3x            126.5            173.0               7.0         29.4

KENTUCKY RECENT MEDIAN                  3          35.0x            156.7            216.1              12.7         15.0

ASSETS $30mm-$70mm MEDIAN              10          33.6x            120.2            179.9               8.6         36.8

DEAL SIZE $5mm-$25mm MEDIAN            20          21.1x            125.6            167.1               6.9         36.3

ROAA 70bp-100pb MEDIAN                 21          18.5x            139.8            173.5               8.3         35.3

ROAE 3%-5% MEDIAN                      14          29.0x            123.4            159.2               7.1         35.8

TANGIBLE CAPITAL 18%-30%
    MEDIAN                              8          20.1x            115.6            171.2              11.2         21.6

GUIDELINE MEDIAN                       13          23.5x            121.2            175.7               6.5         36.3

FIRST LANCASTER BANCSHARES, INC.(1)                29.6x            107.4            128.2               4.2         32.8

-----------
(1)      First Lancaster Bancshares pricing data based on per share consideration of $16.27
(2)      Last 12 months earnings per share
(3)      Tangible book value premium
(4)      Based on First Lancaster Bancshares' closing stock price on December 12, 2000


     The value of the transaction indicates that the offer made to First Lancaster Bancshares falls within the range of similar transactions, represented by the comparable groups, based on multiples of price to last twelve months earnings and transaction premium to current trading price.

     DISCOUNTED CASH FLOW ANALYSIS: Trident Securities prepared a discounted cash flow analysis with regard to First Lancaster Bancshares' estimated acquisition value through March 2005. This analysis utilized a discount rate of 15%; assumed annual asset growth rates of 3% to 5.6%; assumed return on average assets of 1.02% to 1.15%; assumed annual share repurchases of 5%; and assumed terminal earnings multiples of 22.9 to 24.2 times earnings. The analyses resulted in a range of present values for First Lancaster Bancshares stockholders of between $12.90 and $13.98 for acquisition values. This analysis was based on estimates by Trident Securities in determining the terminal earnings multiples used in projecting First Lancaster Bancshares' acquisition value and is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Trident Securities noted that the discounted cash flow analysis was included because it is a widely used valuation methodology, but noted that the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend pay-out rates and discount rates.

     Based on the aforementioned analyses and Trident Securities' experience with numerous mergers involving thrift institutions, it is Trident Securities' opinion that the consideration to be received by to First Lancaster Bancshares' stockholders in the merger is fair from a financial point of view.

     NO COMPANY USED AS A COMPARISON IN THE ABOVE ANALYSES IS IDENTICAL TO FIRST LANCASTER BANCSHARES, CKF BANCORP OR THE COMBINED ENTITY AND NO OTHER TRANSACTION IS IDENTICAL TO THE MERGER. ACCORDINGLY, AN ANALYSIS OF THE RESULTS OF THE FOREGOING IS NOT PURELY MATHEMATICAL; RATHER, SUCH ANALYSES INVOLVE COMPLEX CONSIDERATIONS AND JUDGMENTS CONCERNING DIFFERENCES IN FINANCIAL MARKET AND OPERATING CHARACTERISTICS OF THE COMPANIES AND OTHER FACTORS THAT COULD AFFECT THE PUBLIC TRADING VOLUME OF THE COMPANIES TO WHICH FIRST LANCASTER BANCSHARES, CKF BANCORP AND THE COMBINED ENTITY ARE BEING COMPARED.

     IN CONNECTION WITH THE DELIVERY OF ITS OPINION DATED AS OF THE DATE OF THIS PROXY STATEMENT, TRIDENT SECURITIES PERFORMED PROCEDURES TO UPDATE, AS NECESSARY, CERTAIN OF THE ANALYSES DESCRIBED ABOVE AND REVIEWED THE ASSUMPTIONS ON WHICH THE ANALYSES DESCRIBED ABOVE WERE BASED AND THE FACTORS CONSIDERED IN CONNECTION THEREWITH. TRIDENT SECURITIES DID NOT PERFORM ANY ANALYSES IN ADDITION TO THOSE DESCRIBED ABOVE IN UPDATING THE OPINION.

     For its financial advisory services provided to First Lancaster Bancshares, Trident Securities has been paid fees of $60,000 to date and will be paid an additional fee that will amount to 2.0% of the aggregate consideration received by First Lancaster Bancshares' stockholders (less the $60,000 previously paid) at the time of closing of the merger. In addition, First Lancaster Bancshares has agreed to reimburse Trident Securities for all reasonable out-of-pocket expenses, incurred by it on First Lancaster Bancshares' behalf, and to indemnify Trident Securities against certain liabilities, including any which may arise under the federal securities laws.

     Trident Securities is a member of all principal securities exchanges in the United States and in the conduct of its broker-dealer activities may have from time to time purchased securities from, and sold securities to, First Lancaster Bancshares and/or CKF Bancorp. As a market maker, Trident Securities may also have purchased and sold the securities of First Lancaster Bancshares and/or CKF Bancorp for Trident Securities' own account and for the accounts of its customers.

PAYMENT PROCEDURES

     CKF Bancorp will appoint a paying agent to facilitate the payment for shares of First Lancaster Bancshares common stock and options. At or before the closing of the merger, CKF Bancorp will deposit with the paying agent sufficient funds so that the paying agent can pay the merger consideration to all remaining stockholders of First Lancaster Bancshares. No later than five days after the merger is consummated, the paying agent will mail transmittal letters and instructions to all First Lancaster Bancshares stockholders at their addresses as shown on First Lancaster Bancshares' official stock records. Stockholders can then use the transmittal letters to submit their stock certificates for payment. Within five business days after the paying agent receives a properly completed transmittal letter and the applicable stock certificate, the paying agent will mail the payment to the stockholder. If a stockholder has lost his or her stock certificate, the paying agent or CKF Bancorp may require that the stockholder submit an affidavit and a lost certificate indemnity bond in order to receive payment.

     The merger price will be paid without interest. Accordingly, stockholders of First Lancaster Bancshares should promptly complete and return their transmittal letters as quickly as possible. Transmittal letters will be sent to the addresses used to mail this proxy statement. If you own your stock directly in your own name and you want to update your address, you should immediately contact First Lancaster Bancshares' transfer agent, Illinois Stock Transfer Company, at 312-427-2953. If you own your stock in "street name" through a broker, the paying agent will send the transmittal letter to the record owner of your shares and you will not need to submit your shares yourself for payment. Instead, you should contact your broker to receive payment.

CLOSING

     The closing of the merger will take place no later than 30 days after satisfaction or waiver of all of the conditions to closing and shall be on such date, time and location as is mutually agreed to by the parties. In no event, however, can the closing occur until all required regulatory approvals have been obtained and all related waiting periods have expired and First Lancaster Bancshares stockholders have approved the merger agreement. The parties anticipate that provided all the required consents can be obtained, the merger will close during the second quarter of 2001.

CONDITIONS TO COMPLETION OF THE MERGER

     The consummation of the merger will only occur if all of the following conditions, among other conditions, are met or waived.

     First Lancaster Bancshares and First Lancaster Federal Savings Bank are not obligated to consummate the merger unless at or prior to the closing date the following conditions are satisfied or waived by First Lancaster Bancshares:

     o CKF Bancorp and Central Kentucky Federal Savings Bank have performed at or prior to the closing date each of the material acts and undertakings required by the merger agreement;

     o The representations and warranties of CKF Bancorp and Central Kentucky Federal Savings Bank contained in Article 3 of the merger agreement shall be true and correct, in all material respects, on and as of the closing date with the same effect as though made on and as of the closing date;

     o First Lancaster Bancshares and First Lancaster Federal Savings Bank shall have received a certificate signed by an authorized officer of CKF Bancorp and confirmation from the paying agent to the effect that the paying agent holds in its possession cash or other immediately available funds sufficient to pay the merger consideration;

     o First Lancaster and First Lancaster Federal Savings Bank shall have been furnished with a satisfactory legal opinion from counsel to CKF Bancorp and Central Kentucky Federal Savings Bank; and

     o First Lancaster Bancshares and First Lancaster Federal Savings Bank shall have received other customary officers' certificates.

     CKF Bancorp is not obligated to consummate the merger unless at or prior to the closing date the following conditions are satisfied or waived by CKF
Bancorp:

     o First Lancaster Bancshares and First Lancaster Federal Savings Bank have performed at or prior to the closing date each of the material acts and undertakings required by the merger agreement;

     o The representations and warranties of First Lancaster Bancshares and First Lancaster Federal Savings Bank contained in Article 4 of the merger agreement shall be true and correct, in all material respects, on and as of the closing date with the same effect as though made on and as of the closing date;

     o There shall have been no damage to or destruction of real property, improvements or a material reduction in the aggregate value of the personal property of First Lancaster Bancshares and First Lancaster Federal Savings Bank which materially reduces the market value of such property, and no zoning or other order, limitation or restriction imposed against the same that might have a material adverse impact upon the operations, business or prospects of First Lancaster Bancshares and First Lancaster Federal Savings Bank taken as a whole;

     o No material adverse change in the business, property, assets, liabilities, prospects, operations, liquidity, income or condition of First Lancaster Bancshares and First Lancaster Federal Savings Bank taken as a whole shall have occurred since the date of the merger agreement other than any changes attributable to law, regulation or generally accepted accounting principles or interpretations thereof of general application to the banking and thrift industries;

     o CKF Bancorp shall have been furnished with a satisfactory legal opinion from counsel to First Lancaster Bancshares and First Lancaster Federal Savings Bank;

     o Other than as contemplated under the merger agreement, neither First Lancaster Bancshares nor First Lancaster Federal Savings Bank shall have entered into any agreement, letter of intent, understanding or other arrangement for a business combination, sale or acquisition of significant assets or adoption of an anti-takeover arrangement which would materially decrease the value of First Lancaster Bancshares and First Lancaster Federal Savings Bank or the benefits of acquiring the First Lancaster Bancshares common stock;

     o At the time of closing (i) neither First Lancaster Bancshares nor First Lancaster Federal Savings Bank shall have issued or repurchased any additional equity or debt securities; (ii) there shall have been no extraordinary sale of assets; and (iii) the payments to be made under certain of First Lancaster Bancshares' and First Lancaster Federal Savings Bank's employment agreements and benefit plans shall not exceed the amounts set forth in the merger agreement;

     o Stockholders with no more than five percent of the outstanding First Lancaster Bancshares common stock shall have exercised appraisal rights;

     o First Lancaster Bancshares and First Lancaster Federal Savings Bank shall have established any additional accruals and reserves to conform First Lancaster Bancshares' accounting and credit loss reserve practices and methods to those of CKF Bancorp, if any;

     o The Consultant Agreement between Central Kentucky Federal Savings Bank and Tony A. Merida shall not have been terminated by Mr. Merida;

     o The Non-Competition Agreement between Central Kentucky Federal Savings Bank and Virginia R. S. Stump shall not have been terminated by Ms. Stump; and

     o    CKF   Bancorp   shall  have   received   other   customary   officers'
          certificates.

     Neither party is obligated to consummate the merger unless at or prior to the closing, the following conditions are satisfied:

     o There are no pending or threatened claims that would prohibit the merger or result in material damages to the combined entity;

     o First Lancaster Bancshares stockholders must have approved the merger agreement; and

     o The parties shall have received all applicable government approvals and all waiting periods incidental to such approvals or notices given shall have expired.

AGREEMENTS OF THE PARTIES

     Under the merger agreement, each of First Lancaster Bancshares and First Lancaster Federal Savings Bank has agreed to operate its business only in the usual, regular and ordinary course, to preserve intact its business organization and assets and to maintain its rights and franchises, to keep in force all material contracts, to keep in force adequate insurance coverage to the extent such is reasonably available, to use its best efforts to retain its customer base and to maintain good relationships with its employees, to use its best efforts to retain First Lancaster

Federal Savings Bank's present customer base and to assist CKF Bancorp in obtaining government approvals necessary to complete the merger and to secure all consents and releases of third parties necessary for completion of the merger. First Lancaster Bancshares and First Lancaster Federal Savings Bank have also agreed to:

     o Use their best efforts to obtain government approvals required to effect the merger;

     o Obtain at their expense any third party consents needed to consummate the merger;

     o Inform CKF Bancorp of any facts necessary to amend or supplement the representations and warranties made in the merger agreement with respect to matters which represent material changes;

     o Cooperate in the preparation and filing of all required regulatory applications and filings;

     o Use their best efforts to take all actions necessary to consummate the transactions contemplated by the merger agreement;

     o At the request and expense of CKF Bancorp, hire an outside consultant to undertake to determine prior to closing whether or not there are any underground storage tanks or other environmental concerns present at or on any of the real estate owned of First Lancaster Bancshares or First Lancaster Federal Savings Bank (excluding any one-to-four family residential property with appraised value less than $100,000) or at or on any of the branch or office facilities owned by First Lancaster Bancshares and First Lancaster Federal Savings Bank;

     o At the request and expense of CKF Bancorp, hire an outside appraiser to prepare an appraisal prior to closing of any or all of the real estate owned of First Lancaster Bancshares and First Lancaster Federal Savings Bank;

     o    Use their best efforts to assist CKF Bancorp to assume First Lancaster
          Bancshares'  data  processing  contract  with  Intrieve   Incorporated
          without the imposition of any penalty or acceleration in payments;

     o Use their best efforts to obtain from each holder of an option to acquire First Lancaster Bancshares common stock an agreement to the cancellation of such holder's options in exchange for a cash payment equal to $16.27 less the exercise price of the option for each share subject to option; and

     o Use their best efforts to cause each First Lancaster Bancshares director to sign at or before the closing a Directors Agreement that would prevent them after the merger from referring First Lancaster Federal Savings Bank customers to competitors of Central Kentucky Federal Savings Bank or from soliciting employees who continue with Central Kentucky Federal Savings Bank.

     First Lancaster Bancshares and First Lancaster Federal Savings Bank have also agreed to take all required corporate action to exempt the proposed transactions from all applicable state anti-takeover laws as well as all applicable anti-takeover provisions in their respective charters and bylaws. The Board of Directors of First Lancaster Bancshares also agreed to recommend to stockholders that the merger agreement and the merger be approved and to include such recommendation in this proxy statement. The First Lancaster Bancshares Board was only obligated to do so, however, if such recommendation was consistent with the Board's legal and fiduciary duties.

     CKF Bancorp has agreed to file any and all applications with the appropriate government regulatory authorities in order to obtain the government approvals needed to complete the merger and to take such other actions as may be reasonably required to consummate the transactions contemplated by the merger agreement. CKF Bancorp has also agreed to, as promptly as practicable following the effective time of the merger, take such action as may be necessary to cause the size of CKF Bancorp Board of Directors to be increased by one person and to appoint Virginia R.S. Stump to the Board of Directors of CKF Bancorp and Central Kentucky Federal Savings Bank should she elect to continue employment with CKF Bancorp and Central Kentucky Federal Savings Bank.

RESTRICTIONS ON OPERATIONS

     First Lancaster Bancshares and First Lancaster Federal Savings Bank have each agreed that they will not do any of the following without first having received the prior written consent of CKF Bancorp:

     o    Amend its charter or bylaws;

     o    Impose or permit any liens on any share of capital stock held by it;

     o Repurchase, redeem, acquire or exchange any shares of its capital stock; pay any dividend other than the regular semi-annual cash dividend of $0.30 per share; issue any additional shares of capital stock, any stock appreciation rights or any option or other right to purchase shares of stock; split or otherwise subdivide its capital stock, recapitalize in any way, or make or declare any other type of distribution on the First Lancaster Bancshares common stock;

     o Acquire direct or indirect control over any corporation, association, firm, organization or other entity, other than in connection with internal reorganizations, foreclosures in the ordinary course or acquisitions of control in its fiduciary capacity;

     o Issue, sell or otherwise dispose of (i) any additional shares of capital stock (other than issuance of shares upon the exercise of outstanding stock options and pursuant to the First Lancaster Bancshares stock option plan), or any other rights to acquire any such stock, (ii) any substantial part of its assets, (iii) sell any asset other than in the ordinary course of business for reasonable and adequate consideration, or (iv) buy the assets of another person or entity;

     o Incur any additional debt obligation or other obligation for borrowed money except in the ordinary course or business consistent with past practices;

     o Other than routine increases made in the ordinary course of business consistent with past practices not exceeding four percent, grant any increase in compensation or benefits to any of its employees or officers; pay any bonus; enter into severance agreements with any of its officers or employees; grant any increase in fees or other increases in compensation or other benefits to any director; or effect any change in retirement benefits for any class of its employees or officers;

     o Amend any existing employment contract or change of control agreement between it and any person; enter into or amend any indemnification agreement with any person; or enter into any new employment contract with any person that it does not have the unconditional right to terminate without liability at any time on or after the effective time of the merger;

     o Adopt any new employee benefit plan or terminate or make any material change in or to any existing employee benefit plan other than any change that is required by law or that, in the opinion of counsel, is necessary or advisable to maintain the tax-qualified status of any such plan;

     o Enter into any new service contracts, purchase or sale agreements or lease agreements that are material, except that First Lancaster Federal Savings Bank may renew its lease for the loan production office located in Nicholasville, Kentucky, for a term not to exceed one year;

     o Make any capital expenditure except for ordinary purchases, repairs, renewals or replacements in an amount less than $10,000 per individual expenditure and $20,000 in the aggregate;

     o Other than in the ordinary course of business consistent with past practice, sell, transfer, mortgage, encumber or otherwise dispose of any of its properties, leases or assets to any person, or cancel, release or assign any indebtedness of any person, except pursuant to contracts or agreements in force at the date of the merger agreement;

     o Enter into, renew or terminate any material contract or agreement or make any change in any of its material leases or contracts;

     o Settle any claim, action or proceeding involving any liability for money damages in excess of $10,000 or agree in connection with any such settlement to material restrictions upon its operations;

     o Change its method of accounting in effect at June 30, 2000, except as required by changes in generally accepted accounting principles as concurred in by First

          Lancaster   Bancshares'   independent   auditors  or  as  required  by
          regulatory accounting principles or regulatory requirements;

     o Enter into any new activities or lines of business, or cease to conduct any material activities or lines of business that it conducts, or conduct any material business activity not consistent with past practice;

     o Except in the ordinary course of business, make, renegotiate, renew, increase, extend or purchase any loan, lease, advance, credit enhancement or other extension of credit, or make any commitment in respect of any of the foregoing;

     o    Enter into, renew or purchase any derivatives contracts;

     o Purchase any investment securities not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or portfolio of mortgage-backed securities;

     o Enter into any transactions other than in the ordinary course of business consistent with past practices;

     o Grant or commit to grant any new extension of credit to any officer, director or holder of more than 5% of the outstanding First Lancaster Bancshares common stock, or to any corporation, partnership, trust or other entity controlled by any such person, if such extension of credit, together with all other credits then outstanding to the same borrower and all affiliated persons of such borrower, would exceed two percent (2%) of the capital of First Lancaster Federal Savings Bank or amend the terms of any such credit outstanding on the date of the merger agreement; or

     o Agree in writing or otherwise to take any of the foregoing actions or engage in any activity, enter into any transaction or take or omit to take any other act which would make any of the representations and warranties in the merger agreement untrue or incorrect in any material respect if made anew after engaging in such activity, entering into such transaction, or taking or omitting such other act.

OTHER ACQUISITION PROPOSALS

     The merger agreement provides that until the merger agreement is terminated, First Lancaster Bancshares and its representatives and agents may not, directly or indirectly, initiate, solicit or knowingly encourage any inquiries or proposals from, or furnish information to, persons other than CKF Bancorp to acquire First Lancaster Bancshares except as may be required by applicable law, including the fiduciary duties of First Lancaster Bancshares' Board of Directors. First Lancaster Bancshares is required to notify and provide certain information to CKF Bancorp if it receives any such proposal or inquiry from a person or entity other than CKF Bancorp.

REPRESENTATIONS AND WARRANTIES

     First Lancaster Bancshares and First Lancaster Federal Savings Bank have each made certain representations and warranties in the merger agreement. If any of these representations or warranties is materially false on the closing date, CKF Bancorp has the right to terminate the merger agreement and not proceed with the merger. The principal representations and warranties relate to: (i) the due organization, good standing and corporate power of First Lancaster Bancshares and First Lancaster Federal Savings Bank; (ii) First Lancaster Bancshares and First Lancaster Federal Savings Bank's authority to enter into the merger agreement; (iii) no legal bar to execution of the merger agreement; (iv) necessary government and other approvals; (v) First Lancaster Bancshares, First Lancaster Federal Savings Bank's and their subsidiaries compliance with laws;
(vi) the accuracy and completeness of First Lancaster Bancshares' financial statements; (vii) the absence of certain changes or events; (viii) First Lancaster Federal Savings Bank's deposits; (ix) title to properties; (x) subsidiaries of First Lancaster Bancshares; (xi) condition of fixed assets and equipment; (xii) certain tax matters; (xiii) legal proceedings; (xiv) certain environmental matters; (xv) insurance; (xvi) labor relations; (xvii) adequacy of records and documents; (xviii) First Lancaster Bancshares and First Lancaster Federal Savings Bank's capital stock; (xix) sole agreement; (xx) no untrue disclosures to CKF Bancorp, Inc.; (xxi) the absence of any undisclosed liabilities; (xxii) allowance for loan losses; (xxiii) compliance with laws;
(xxiv) absence of regulatory actions; (xxv) employee benefit plans; (xxvi) material contracts; (xxvii) material contract defaults; (xviii) regulatory reports and the accuracy of the information contained therein; (xxix) brokers and finders; (xxx) derivatives; (xxxi) loans; (xxxii) anti-takeover provisions in First Lancaster Bancshares' charter and bylaws; and (xxxiii) expenses.

     CKF Bancorp and Central Kentucky Federal Savings Bank also have each made certain representations and warranties in the merger agreement. If any of these representations or warranties is materially false on the closing date, First Lancaster Bancshares has the right to terminate the merger agreement and not proceed with the merger. The principal representations and warranties relate to:
(i) the due organization, good standing and corporate power of CKF Bancorp and Central Kentucky Federal Savings Bank (ii) CKF Bancorp's and Central Kentucky Federal Savings Bank's authority to enter into the merger agreement; (iii) no legal bar to execution of the merger agreement; (iv) necessary government and other approvals; (v) Central Kentucky Federal Savings Bank's compliance with the Community Reinvestment Act; (iv) no untrue disclosures to First Lancaster Bancshares; (v) the accuracy and completeness of CKF Bancorp's consolidated financial statements; (vi) deposit of merger consideration with the paying agent prior to the effective time of the merger; (vii) absence of regulatory matters; and (viii) regulatory reports and the accuracy of the information contained therein.

REGULATORY APPROVALS

     Consummation of the merger is subject to the receipt of all regulatory approvals required for the completion of the merger. The merger must be approved by the Office of Thrift Supervision under the Home Owners' Loan Act, as amended, and the Federal Deposit Insurance Act, as amended. The Home Owners' Loan Act requires the Office of Thrift Supervision to take into consideration the financial and managerial resources and future prospects of the existing and resulting institutions, the effect of the merger, the insurance risk to the Savings Association Insurance Fund, and the convenience and needs of the communities to be served. Further, the Office of Thrift Supervision may not approve the merger if it determines, among other things, that the merger would:
(i) result in a monopoly or would be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the savings and loan business in any part of the United States; or (ii) substantially lessen competition, or tend to create a monopoly, in any section of the country, or in any other manner be in restraint of trade, unless the Office of Thrift Supervision finds that the anti-competitive effects of the merger are clearly outweighed in the public interest by the probable effect of the merger in meeting the convenience and needs of the communities to be served. The regulations promulgated under the Home Owners' Loan Act require the publication of notice of any application filed thereunder and the opportunity for the public to comment.

     The Community Reinvestment Act of 1977 ("CRA") also requires that the Office of Thrift Supervision, in deciding whether to approve the merger of the two banks, assess their records of performance in meeting the credit needs of the communities they serve, including low and moderate income neighborhoods. Both First Lancaster Federal Savings Bank and Central Kentucky Federal Savings Bank received satisfactory ratings in their most recent CRA examinations. Office of Thrift Supervision regulations provide for publication of notice and an opportunity for public comment on the application for the acquisition of First Lancaster Federal Savings Bank by CKF Bancorp and Central Kentucky Federal Savings Bank. As part of the review process, it is not unusual for the Office of Thrift Supervision to receive protests and adverse comments from community groups and others. The receipt by the Office of Thrift Supervision of comments on the application, or a decision to hold a meeting or hearing, as permitted under the Office of Thrift Supervision regulations, could prolong the period during which the merger is subject to review by the Office of Thrift Supervision. As of the date of this proxy statement, First Lancaster Bancshares is not aware of any protests, adverse comments or requests for a meeting or hearing filed with the Office of Thrift Supervision concerning the merger.

     The merger may not take place for a period of 15 to 30 days following the Office of Thrift Supervision approval, during which time the Department of Justice has authority to challenge the merger on antitrust grounds. The precise length of the period will be determined by the Office of Thrift Supervision in consultation with the Department of Justice. The commencement of an antitrust action would stay the effectiveness of any approval granted by the Office of Thrift Supervision unless a court specifically orders otherwise.

     CKF Bancorp has filed the requisite applications for approval of the merger with the Office of Thrift Supervision. As of the date of this proxy statement, CKF Bancorp has not obtained the Office of Thrift Supervision approval. The merger cannot proceed in the absence of the requisite Office of Thrift Supervision approval. There can be no assurance that the Office of Thrift
Supervision approval will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can also be no assurance that any such approval will not contain a condition or requirement that causes such approval to fail to satisfy the conditions set forth in the merger agreement and described under "PROPOSAL I -- APPROVAL AND ADOPTION OF THE MERGER AGREEMENT - Conditions to Completion of the Merger."

     First Lancaster Bancshares and CKF Bancorp are not aware of any other regulatory approvals that would be required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

     The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by First Lancaster Bancshares stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated on or at any time prior to the closing date by the mutual written consent of the parties. In addition, the merger agreement may be terminated as follows:

     o by CKF Bancorp, if First Lancaster Bancshares or First Lancaster Federal Savings Bank breaches the covenants made in merger agreement, if such breach has not been cured within 30 days after written notice to First Lancaster Bancshares;

     o by either party if the closing has not occurred by September 30, 2001, unless the failure of the closing to occur is due to the failure of the party seeking to terminate to perform its obligations in a timely manner. If the closing has not occurred solely because of a delay caused by a governmental regulatory agency, then CKF Bancorp may extend the closing date until November 30, 2001;

     o by either party upon denial of any governmental approval necessary for the consummation of the merger; provided, however, that any party may extend the term of the merger agreement for 60 days to seek to overturn such denial;

     o by any party in the event that any of the conditions precedent to the obligations of the terminating party to consummate the merger are not satisfied by the closing date, and such failure has not been waived prior to closing;

     o by CKF Bancorp in the event that there shall have been a material adverse change in the business, property, assets, liabilities, prospects, operations, liquidity, income condition of First Lancaster Bancshares and First Lancaster Federal Savings Bank taken as a whole other than changes attributable to law, regulation or generally accepted accounting principles;

     o by any party in the event of a material breach by the other party of any obligation contained in the merger agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach;

     o by CKF Bancorp if First Lancaster Bancshares, First Lancaster Federal Savings Bank or any subsidiary enters into a letter of intent or agreement to merge or to be acquired by any other entity, or to acquire or sell a material amount of assets or a material equity position in any other entity; or

     o by CKF Bancorp if First Lancaster Bancshares, First Lancaster Federal Savings Bank or any subsidiary enters into any agreement with the Office of Thrift Supervision or any other bank regulatory agency which would have a material adverse effect on CKF Bancorp and Central Kentucky Federal Savings Bank, taken as a whole, if the merger were to be consummated.

     In the event the merger agreement should be terminated pursuant to the foregoing, all further obligations of the parties shall terminate without further liability; provided, however, that termination shall not relieve any party of any liability for a breach or for any misstatement or misrepresentation made in the merger agreement prior to such termination, or be deemed to constitute a waiver of any available remedy for any such misstatement or misrepresentation.

AMENDMENT OF THE MERGER AGREEMENT

     The merger agreement may be amended by the respective boards of directors of the parties at any time before or after approval of the merger agreement by First Lancaster Bancshares' stockholders. Any amendment to the merger agreement after stockholders have approved the merger agreement that would decrease the price to be received or change the form of consideration would require a resolicitation of stockholders.

WAIVER OF PERFORMANCE OF OBLIGATIONS

     Either First Lancaster Bancshares or CKF Bancorp may, by a signed writing, give any consent, take any action with respect to the termination of the merger agreement or otherwise, extend the time for performance of any of the obligations or acts of the other party, or waive any of the inaccuracies in the representations and warranties of the other party or compliance by the other party with any of the covenants or conditions contained in the merger agreement.

ACCOUNTING TREATMENT

     CKF Bancorp will account for the merger under the purchase method of accounting. This means that CKF Bancorp and First Lancaster Bancshares will be treated as one company as of the date of the merger and CKF Bancorp will record the fair value of First Lancaster Bancshares' assets and liabilities on its financial statements. CKF Bancorp will record the excess of its purchase price over the fair value of First Lancaster Bancshares' identifiable net assets as goodwill.

EXPENSES AND TERMINATION FEES

     Regardless of whether the merger is completed, First Lancaster Bancshares and CKF Bancorp will each pay their own expenses. In addition, the following fees may apply in the event of termination of the merger agreement:

     o      Termination  Fee.  To  compensate  CKF  Bancorp for its costs and to
            ----------------
induce it to forego initiating discussions regarding other acquisitions, First Lancaster Bancshares and First Lancaster Federal Savings Bank will pay CKF Bancorp on demand $175,000 if

          o the merger agreement is terminated because First Lancaster Bancshares and First Lancaster Federal Savings Bank do not use their best efforts to consummate the merger; or

          o First Lancaster Bancshares improperly terminates the merger agreement.

     This fee shall be due and owing even though the event or condition which caused the fee to be payable was the result of the directors of First Lancaster Bancshares and First Lancaster Federal Savings Bank complying with their fiduciary duties.

     o     CKF  Bancorp Fee.  First  Lancaster  Bancshares  and First  Lancaster
           ----------------
Federal Savings Bank will pay CKF Bancorp on demand $600,000 following termination of the merger agreement after the first to occur of any of the following events:

          o After any person other than CKF Bancorp or an affiliate of CKF Bancorp acquires beneficial ownership of 20% or more of the then outstanding First Lancaster Bancshares common stock, either (i) First Lancaster Bancshares or First Lancaster Federal Savings Bank willfully breaches any covenant or obligation contained in the merger agreement and such breach would entitle CKF Bancorp to terminate the merger agreement, (ii) the First Lancaster Bancshares stockholders do not approve the merger agreement at the special meeting, the special meeting is not held in a timely manner or is postponed, delayed or enjoined, or (iii) First Lancaster Bancshares' Board of Directors withdraws or modifies in a manner materially adverse to CKF Bancorp its recommendation with respect to the merger agreement;

          o First Lancaster Bancshares or First Lancaster Federal Savings Bank, without having received CKF Bancorp's prior written consent, enters into an agreement to engage in an acquisition transaction with any entity other than CKF Bancorp or any of its subsidiaries, or First Lancaster Bancshares' Board of Directors recommends that the First Lancaster Bancshares stockholders approve or accept any acquisition transaction with any person other than CKF Bancorp or any of its subsidiaries. Acquisition transaction means (i) a merger or similar transaction involving First Lancaster Bancshares or First Lancaster Federal Savings Bank; (ii) a purchase, lease or other acquisition of all or substantially all of the assets of First Lancaster Bancshares or First Lancaster Federal Savings Bank, or (iii) a purchase or other acquisition of 10% or more of the voting power of First Lancaster Bancshares or First Lancaster Federal Savings Bank; or

          o A bona fide proposal is made by a third party to First Lancaster Bancshares or First Lancaster Federal Savings Bank to engage in an acquisition transaction and after such proposal is made any of the following events occurs: (i) First Lancaster Bancshares or First Lancaster Federal Savings Bank willfully breaches the merger agreement and such breach entitles CKF Bancorp to terminate the merger agreement; (ii) the First Lancaster Bancshares stockholders do not approve the merger agreement at the special meeting; the special meeting is not held in a timely manner or has been postponed, delayed or enjoined; or First Lancaster Bancshares' Board of Directors withdraws or modifies in a manner materially adverse to CKF Bancorp its recommendation with respect to the merger agreement.

     The $600,000 fee is not payable if prior to termination of the merger agreement CKF Bancorp is in breach of its material obligations under the merger agreement that would provide a basis for First Lancaster Bancshares' termination of the merger agreement. In addition, if First Lancaster Bancshares is required to pay the $600,000 fee but has already paid the $175,000 fee, then the $600,000 fee will be reduced by the $175,000 already paid.

TAX CONSEQUENCES TO STOCKHOLDERS

     The  following  is  a  discussion  of  the  material   federal  income  tax
consequences of the merger to certain holders of First Lancaster Bancshares common stock. The discussion is based upon the Internal Revenue Code, Treasury Regulations, Internal Revenue Service rulings and judicial and administrative decisions in effect as of the date of this proxy statement. This discussion assumes that the First Lancaster Bancshares common stock is generally held for investment. In addition, this discussion does not address all of the tax consequences that may be relevant to you in light of your particular circumstances or to First Lancaster Bancshares stockholders subject to special rules, such as foreign persons, financial institutions, tax-exempt organizations, dealers in securities or foreign currencies or insurance companies.

     The receipt of cash for First Lancaster Bancshares common stock in connection with the merger will be a taxable transaction for federal income tax purposes to stockholders receiving such cash, and may be a taxable transaction for state, local and foreign tax purposes as well. You will recognize a gain or loss measured by the difference between your tax basis for the First Lancaster Bancshares common stock owned by you at the time of the merger and the amount of cash you receive for your First Lancaster Bancshares shares. Your gain or loss will be a capital gain or loss if your First Lancaster Bancshares common stock is a capital asset to you.

     The cash payments the holders of First Lancaster Bancshares common stock will receive upon their exchange of the First Lancaster Bancshares common stock pursuant to the merger generally will be subject to "backup withholding" for federal income tax purposes unless certain requirements are met. Under federal law, the third-party paying agent must withhold 31% of the cash payments to holders of First Lancaster Bancshares common stock to whom backup withholding applies, and the federal income tax liability of these persons will be reduced by the amount that is withheld. To avoid backup withholding, a holder of First Lancaster Bancshares common stock must provide the paying agent with his or her taxpayer identification number and complete a form in which he or she certifies that he or she has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report interest and dividends. The taxpayer identification number of an individual is his or her social security number.

     Neither CKF Bancorp nor First Lancaster Bancshares has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to First Lancaster Bancshares' stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to First Lancaster Bancshares stockholders with respect to any of the tax effects of the merger to stockholders.

     THE ABOVE SUMMARY OF THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. IN ADDITION TO THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED ABOVE, CONSUMMATION OF THE MERGER MAY HAVE SIGNIFICANT STATE AND LOCAL INCOME TAX
CONSEQUENCES THAT ARE NOT DISCUSSED IN THIS PROXY STATEMENT. ACCORDINGLY, PERSONS CONSIDERING THE MERGER ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THE EFFECT OF THEIR OWN PARTICULAR FACTS AND CIRCUMSTANCES ON THE MATTERS DISCUSSED IN THIS PROXY STATEMENT.

APPRAISAL RIGHTS

     Under Delaware law, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to demand an appraisal of the fair value of your shares conducted by the Delaware Court of Chancery. FIRST LANCASTER BANCSHARES STOCKHOLDERS ELECTING TO RECEIVE APPRAISAL RIGHTS MUST COMPLY WITH THE PROVISIONS OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW IN ORDER TO PERFECT THEIR RIGHTS. FIRST LANCASTER BANCSHARES WILL REQUIRE STRICT COMPLIANCE WITH THE STATUTORY PROCEDURES. A copy of Section 262 is attached as Appendix C to this proxy statement.

     The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a First Lancaster Bancshares stockholder in order to dissent from the merger and perfect the stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears in Appendix C of this proxy statement.

     Section 262 requires that we notify stockholders not less than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes First Lancaster Bancshares' notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights you should carefully review the text of Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your rights under Delaware law.

     If you elect to demand appraisal of your shares, you must satisfy both of the following conditions:

     o You must deliver to First Lancaster Bancshares a written demand for appraisal of your shares before April 16, 2001, which is the date the vote on the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the merger. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

     o You must not vote in favor of the merger. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

     o You must continuously hold your shares of First Lancaster Bancshares through the effective date of the merger.

     If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of First Lancaster Bancshares common stock as provided for in the merger agreement but will have no appraisal rights with respect to your shares of First Lancaster Bancshares common stock.

     All demands for appraisal should be addressed to Kathy G. Johnica, Secretary, First Lancaster Bancshares, Inc., 208 Lexington Street, Lancaster, Kentucky 40444-1131, before the vote on the merger is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of First Lancaster Bancshares common stock. The demand must reasonably inform First Lancaster Bancshares of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     TO BE EFFECTIVE, A DEMAND FOR APPRAISAL BY A HOLDER OF FIRST LANCASTER BANCSHARES COMMON STOCK MUST BE MADE BY OR IN THE NAME OF SUCH REGISTERED STOCKHOLDER, FULLY AND CORRECTLY, AS THE STOCKHOLDER'S NAME APPEARS ON HIS OR HER STOCK CERTIFICATE(S) AND CANNOT BE MADE BY THE BENEFICIAL OWNER IF HE OR SHE DOES NOT ALSO HOLD THE SHARES OF RECORD. THE BENEFICIAL HOLDER MUST, IN SUCH CASES, HAVE THE REGISTERED OWNER SUBMIT THE REQUIRED DEMAND IN RESPECT OF SUCH SHARES.

     If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record;

however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

     If you hold your shares of First Lancaster Bancshares common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

     Within ten days after the effective date of the merger, CKF Bancorp must give written notice that the merger has become effective to each First Lancaster Bancshares stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger. Within 120 days after the effective date, either CKF Bancorp or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. CKF Bancorp does not presently intend to file such a petition in the event there are dissenting stockholders and has no obligation to do so. Accordingly, your failure to file such a petition within the period specified could nullify your previously written demand for appraisal.

     At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of First Lancaster Bancshares common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to CKF Bancorp, CKF Bancorp will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     After determination of the stockholders entitled to appraisal of their shares of First Lancaster Bancshares common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

     In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of the shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

     Costs of the appraisal proceeding may be imposed upon CKF Bancorp and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

     Any stockholder who had demanded appraisal rights will not, after the effective date of the merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares, other than with respect to payment as of a record date prior to the effective date; however, if no petition for appraisal is filed within 120 days after the effective date, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the cash payment for shares of his or her First Lancaster Bancshares common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date.

     In view of the complexity of Section 262, First Lancaster Bancshares stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

FINANCIAL AND OTHER INTERESTS OF CERTAIN OFFICERS AND DIRECTORS IN THE MERGER

     Some members of First Lancaster Bancshares' Board of Directors and certain officers may have interests in the merger that are in addition to, or different from the interests of stockholders. The Board of Directors was aware of these interests and considered them in adopting the merger agreement.

     INDEMNIFICATION OF DIRECTORS AND OFFICERS AGAINST CLAIMS. For a period of three years from the effective time of the merger, CKF Bancorp has agreed to indemnify and hold harmless each present and former director and officer of First Lancaster Bancshares and First Lancaster Federal Savings Bank from liability and expenses arising out of matters existing or occurring at or prior to the consummation of the merger to the fullest extent permitted, but as may be limited, by Delaware law. This indemnification includes but is not limited to liability arising out of the transactions contemplated by the merger agreement. CKF Bancorp has agreed to advance any costs to each of these persons as they are incurred. CKF Bancorp has also agreed to allow First

Lancaster Bancshares to purchase directors' and officers' liability insurance coverage for the benefit of First Lancaster Bancshares' and First Lancaster Federal Savings Bank's directors and officers for three years following consummation of the merger by purchasing coverage provided that the cost is not greater than 125% of the per annum premiums paid by First Lancaster Bancshares for the policy year that includes the date of the Agreement and Plan of Merger, and such insurance can be reasonably obtained.

     CONVERSION OF STOCK OPTIONS. At the effective time of the merger, each unexercised option, including unvested options, to purchase shares of First Lancaster Bancshares common stock will be converted into the right to receive in cash an amount equal to the difference between $16.27 and the exercise price of each option multiplied by the number of shares of First Lancaster Bancshares common stock subject to the option. As of December 31, 2000, the directors and executive officers of First Lancaster Bancshares held options to purchase a total of 70,950 shares of First Lancaster Bancshares common stock. The following table reflects the number of options, the exercise price of the options and the amounts payable to each director and executive officer and a retired director upon cancellation of their stock options based on the per share merger consideration of $16.27.

                                         NUMBER OF
NAME OF DIRECTOR OR                SECURITIES UNDERLYING          EXERCISE PRICE            NET PROCEEDS UPON
EXECUTIVE OFFICER                   UNEXERCISED OPTIONS             PER SHARE                  CANCELLATION
-------------------                ---------------------          --------------           ------------------

Virginia R.S. Stump                        23,970                     $14.6250                     $39,431
Tony A. Merida                             23,970                      14.6250                      39,431
David W. Gay                                4,794                      14.6250                       7,886
Ronald L. Sutton                            4,794                      14.6250                       7,886
Jerry Purcell                               1,917                      11.0625                       9,983
Phyllis G. Swaffar                          1,917                      11.0625                       9,983
Jack C. Zanone (1)                          4,794                      14.6250                       7,886

-----------
(1)   Mr. Zanone retired as a director effective December 31, 2000.

     CONVERSION OF MRP AWARDS. At the effective time of the merger, each granted but unvested share of restricted First Lancaster Bancshares common stock awarded under the First Lancaster Bancshares, Inc. management recognition plan will be converted into the right to receive in cash an amount equal to $16.27. The following table sets forth the number of unvested shares of restricted First
Lancaster Bancshares common stock and the amount payable to each director and executive officer and a retired director upon consummation of the merger, assuming the merger is consummated during the second quarter of 2001:


                                     NUMBER OF UNVESTED
NAME OF DIRECTOR OR                 MANAGEMENT RECOGNITION         NET PROCEEDS
EXECUTIVE OFFICER                     PLAN SHARES OWNED            UPON MERGER
-------------------                 ----------------------         -------------

Virginia R.S. Stump                       1,920                      $31,238
Tony A. Merida                            1,920                       31,238
David W. Gay                                385                        6,264
Ronald L. Sutton                            385                        6,264
Jerry Purcell                               614                        9,990
Phyllis G. Swaffar                          614                        9,990
Jack C. Zanone (1)                          385                        6,264

---------
(1)  Mr. Zanone retired as a director effective December 31, 2000.

     EMPLOYMENT AGREEMENTS, NON-COMPETITION AGREEMENT AND CONSULTANT AGREEMENT. First Lancaster Federal Savings Bank is party to employment agreements with President and Chief Executive Officer Virginia R.S. Stump and Executive Vice President Tony A. Merida, which provide for a severance payment equal to the difference between (i) the product of 2.99 times the "base amount" (as defined in the Internal Revenue Code) and (ii) the sum of any other parachute payments (as defined in the Internal Revenue Code) that each receives on account of a change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. Under the merger agreement, both agreements shall be terminated at the effective time of the merger, which shall constitute a change of control under the agreements. The estimated payments to be made to Ms. Stump and Mr. Merida upon termination of these agreements are $278,033 and $255,132, respectively.

     Ms. Stump entered into a Non-Competition Agreement with CKF Bancorp and Central Kentucky Federal Savings Bank on December 14, 2000. Under this agreement, Ms. Stump agreed for a period of one year following completion of the merger not to own, manage, operate, finance or otherwise participate in as a director, officer, employee or other capacity a banking business in any county of Kentucky where CKF Bancorp or Central Kentucky Federal maintains an office and in contiguous counties. Under this agreement, Ms. Stump will become an employee at will of Central Kentucky Federal Savings Bank at a salary at the annual rate of $59,600 plus a one-time payment of $5,000 one year following completion of the merger.

     In addition, on December 14, 2000, Mr. Merida entered into a Consultant Agreement with Central Kentucky Federal Savings Bank. Under this agreement, Mr. Merida agreed for a period of six months following completion of the merger not to own, manage, operate, finance or otherwise participate in as a director, officer, employee or other capacity a banking business in any county of Kentucky where CKF Bancorp or Central Kentucky Federal maintains an office and in contiguous counties. Under this agreement, Mr. Merida agreed to provide consulting services for 30 to 35 hours per week to Central Kentucky Federal Savings Bank for six month following consummation of the merger for total consideration of $20,000, plus a one-time payment of $5,000 one year following completion of the merger.

     DIRECTORS' RETIREMENT PLAN. First Lancaster Federal Savings Bank maintains a Directors' Retirement Plan in which non-employee directors participate. Under this plan, in the event a participant's service on the Board of Directors is terminated for any reason other than his or her death, First Lancaster Federal Savings Bank must make 120 consecutive monthly payment to the participants in an amount per month equal to one twelfth (1/12) of the product of his or her benefit percentage (as defined in the agreement), his or her vested percentage (as defined in the agreement), and 75% of the annual fees that the participant received for service on the Board of Directors during the calendar year preceding the year in which the participant's service on the Board of Directors terminates. The first payment due under this agreement shall be made on the first day of the second month following the date of the participant's termination of service on the Board of Directors, with subsequent payments being made on the first day of each of the 119 succeeding months. Because the non-employee directors of First Lancaster Federal Savings Bank will not continue as directors of Central Kentucky Federal Savings Bank, at the effective time of the merger, the participants will become entitled to received the payments required under this plan and an amount equal to the present value of the actual liability under this plan shall be contributed to a trust.

     At June 30, 2000, First Lancaster Federal Savings Bank had recorded a liability of $133,286 for this obligation, but no cash has been set aside in a trust. As of June 30, 2001, the estimated present value of all future payments under this plan (assuming the present value is calculated using 120 consecutive payments at the beginning of each month at the Pension Benefit Guaranty Corporation lump sum rate for December, 2000 of 5.25%) will be $74,597 (which is for the benefit of Directors David W. Gay and Ronald L. Sutton and retired Director Jack C. Zanone).

     EMPLOYEE BENEFIT PLANS. After the effective time of the merger, CKF Bancorp and Central Kentucky Federal Savings Bank have agreed to provide generally to First Lancaster Bancshares' and First Lancaster Federal Savings Bank's officers and employees who became employees of CKF Bancorp or Central Kentucky Federal Savings Bank or any of their subsidiaries, employee benefits under employee benefit plans on terms and conditions substantially similar to those currently provided by CKF Bancorp and Central Kentucky Federal Savings Bank and any of their subsidiaries to their similarly situated officers and employees, except that any pre-existing condition, eligibility waiting period or other limitations or exclusions will not apply. For purposes of participation and vesting (but not accrual of benefits), prior service with First Lancaster Bancshares and First Lancaster Federal Savings Bank will be treated as service under the CKF Bancorp employee stock ownership plan and the Central Kentucky Federal Savings Bank 401(k) Plan. Prior to the effective time of the merger, First Lancaster Federal Savings Bank must terminate its participation in the Financial Institutions Retirement Fund (multiple employer defined benefit plan) and the Financial Institutions Thrift Plan (multiple employer defined contribution 401(k) plan), provided, however, that the assets of the 401(k) Plan may at the option of CKF Bancorp and in accordance with the plan, thereafter be transferred to a comparable plan of CKF Bancorp. CKF Bancorp agreed not to reduce the salaries of First Lancaster Federal Savings Bank employees continuing with Central Kentucky Federal Savings Bank for one year following completion of the merger and to make a severance payment of at least four weeks salary plus accrued vacation time for any employee terminated within one year following the merger.

     EMPLOYEE STOCK OWNERSHIP PLAN. Prior to the consummation of the merger, First Lancaster Bancshares will take appropriate steps to terminate its employee stock ownership plan.

After consummation of the merger, the employee stock ownership plan will repay the outstanding balance of its loan and allocate any surplus cash to the accounts of employee stock ownership plan participants in proportion to their account balances, to the extent allowed under applicable law and the governing documents of the employee stock ownership plan.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS. First Lancaster Federal Savings Bank has entered into supplemental executive retirement agreements with Virginia
R. S. Stump and Tony A. Merida. Under these agreements, in the event that Ms. Stump's or Mr. Merida's employment with First Lancaster Federal Savings Bank terminates for any reason other than death or just cause, First Lancaster Federal Savings Bank shall pay Mr. Merida and Ms. Stump an annual payment for the remainder of their respective lives in an amount per year equal to (i) the product of their respective vested percentage (as defined in the agreements) and 70% of their respective average annual compensation (as defined in the agreements), less (ii) their respective annual offset amount (as defined in the agreements), subject to specified limitation. The payments due under these agreements shall begin on the first day of the second month following the date of the termination of their employment with First Lancaster Federal Savings Bank, and shall thereafter be made on the annual anniversary dates of such first payment date. At the effective time of the merger, an amount equal to the difference between (A) the present value of the actual liability under these agreements, and (B) the actual amount in the First Lancaster Federal Savings Bank Grantor Trust for these liabilities, shall be contributed to the First Lancaster Federal Savings Bank Grantor Trust. The estimated present value of the actual liability under these agreements assuming consummation of the merger on March 31, 2001 is approximately $82,998 and $143,259 for the benefit of Ms. Stump and Mr. Merida, respectively.

     CHANGE-IN-CONTROL PROTECTIVE AGREEMENT. First Lancaster Bancshares and First Lancaster Federal Savings Bank are parties to a change in control protective agreement with Secretary Kathy G. Johnica. In the event that Ms. Johnica (i) voluntarily terminates employment within 90 days of an event that both occurs during the protected period, as defined in the agreement, and constitutes good reason, as defined in the agreement, or (ii) First Lancaster Bancshares, First Lancaster Federal Savings Bank or their successors in interest terminate her employment for any reason other than just cause, as defined in the agreement, during the protected period, she will be entitled to a severance benefit equal to the greater of (A) her annual base salary at the time of change in control, as defined in the agreement, or (B) her base annual salary at the time of termination of employment, multiplied by a fraction equal to 52 minus the number of weeks that she remained employed following the consummation of the change in control and prior to the termination of employment, divided by 52, subject to specified limitations. Pursuant to her election, this amount would be payable in a lump sum. This agreement will continue in force following the consummation of the merger.

                PROPOSAL II - ADJOURNMENT OF THE SPECIAL MEETING

     With this document, we are also requesting that stockholders approve a proposal to adjourn the special meeting for not more than 29 days in order to solicit additional votes in favor of the proposal to approve and adopt the merger agreement in the event that such proposal has not received the requisite affirmative vote of stockholders at the special meeting. If we desire to adjourn the special meeting, we will request a motion that the special meeting be adjourned for up to 29 days, and no vote will be taken on the proposal to approve and adopt the merger agreement at the originally scheduled special meeting. If we adjourn the special meeting for 29 days or less, we will not set a new voting record date or provide notice of the new special meeting except that we will announce at the special meeting the date, time and location of the adjourned special meeting. All shares of First Lancaster Bancshares common stock represented at the special meeting by properly executed proxies will be voted in accordance with the instructions you indicate on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by First Lancaster Bancshares' Board of Directors. First Lancaster Bancshares' Board of Directors unanimously recommends a vote "FOR" approval and adoption of the merger agreement and "FOR" adjournment of the special meeting if sufficient votes are not present in person or by proxy to approve and adopt the merger agreement. Unless revoked prior to its use, any proxy solicited for the special meeting will continue to be valid for any adjourned special meeting, and will be voted in accordance with your instructions and, if no contrary instructions are given, for the proposal to approve and adopt the merger agreement.

     Any adjournment will permit First Lancaster Bancshares to solicit additional proxies and will permit a greater expression of the views of First Lancaster Bancshares stockholders with respect to the merger. Such an adjournment would be disadvantageous to stockholders who are against the proposal to approve and adopt the merger agreement because an adjournment will give First Lancaster Bancshares additional time to solicit favorable votes and increase the chances of approving that proposal. We have no reason to believe that an adjournment of the special meeting will be necessary at this time.

     If a quorum is not present at the special meeting, no proposal will be acted upon and the Board of Directors of First Lancaster Bancshares will adjourn the special meeting to a later date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

     BECAUSE THE BOARD OF DIRECTORS RECOMMENDS THAT FIRST LANCASTER BANCSHARES' STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADJOURNMENT PROPOSAL. The holders of a majority of the shares present in person or by proxy at the meeting will be required to approve the adjournment proposal.

          PRINCIPAL HOLDERS OF FIRST LANCASTER BANCSHARES COMMON STOCK

     The following table provides you with information regarding ownership of First Lancaster Bancshares common stock by directors, executive officers and any person or group First Lancaster Bancshares knows to beneficially own more than 5% of its outstanding common stock. The information is as of February 16, 2001, the record date. Information about persons or groups who own beneficially more than 5% of First Lancaster Bancshares common stock is based on filings with the Securities and Exchange Commission on or before the record date.

                                              AMOUNT AND                                     PERCENT OF
                                               NATURE OF                                      SHARES OF
                                              BENEFICIAL                                    COMMON STOCK
NAME                                         OWNERSHIP (1)                                  OUTSTANDING
----                                         -------------                                  ------------

PRINCIPAL STOCKHOLDERS
----------------------

First Lancaster Bancshares, Inc.               76,091  (2)                                     9.1%
Employee Stock Ownership Plan Trust
208 Lexington Street
Lancaster, Kentucky  40444-1131

Tony A. Merida                                 61,701  (3)                                     7.2
100 Clubhouse Drive
Nicholasville, Kentucky  40356

MANAGEMENT
----------

Virginia R.S. Stump                            44,680  (4)                                     5.2
Tony A. Merida                                 61,701                                          7.2
David W. Gay                                   23,701  (5)                                     2.8
Ronald L. Sutton                               17,032                                          2.0
Phyllis G. Swaffar                              5,536                                          0.7
Jerry Purcell                                   2,156                                          0.3

All directors and executive
 officers as a group (6 persons)              154,806                                         17.5

___________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from February 16, 2001. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares listed as beneficially owned by such persons or group. Amounts shown include 19,176, 19,176, 3,832, 3,832, 383, 383 and 46,782 shares which may be acquired by Directors Stump, Merida, Gay, Sutton, Swaffar and Purcell, and all directors and executive officers as a group, respectively, upon the exercise of options exercisable within 60 days of the record date. Amounts shown do not include 1,920, 1,920, 385, 385, 614, 614 and 5,838 shares of restricted common stock which have been awarded to Directors Stump, Merida, Gay, Sutton, Swaffar and Purcell, and all directors and executive officers as a group, respectively, but which have not vested. Amounts shown also include 6,800, 6,357 and 13,157 shares owned by the employee stock ownership plan and allocated to the accounts of Ms. Stump, Mr. Merida and all directors and executive officers as a group, respectively. The amounts shown for Directors Gay and Sutton do not include shares with respect to which those directors have "voting power" by virtue of their positions as trustees of the trusts holding 76,091 shares under the First Lancaster Bancshares' employee stock ownership plan and 13,547 shares under the management recognition plan trust. Shares held by the employee stock ownership plan trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated


                                       46


     shares are voted in the same ratio as employee stock ownership plan participants direct the voting of allocated shares or, in the absence of such direction, in the employee stock ownership plan trustees' best judgment. The shares held by the management recognition plan trust are voted in the same proportion as the employee stock ownership plan trustees vote the shares held in the employee stock ownership plan trust.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. As of February 16, 2001, 30,408 shares had been allocated.
(3) The amount shown includes 14,382 shares which may be acquired by Mr. Merida upon the exercise of options exercisable within 60 days of the record date. The amount shown also includes 6,357 shares owned by the employee stock ownership plan trust and allocated to Mr. Merida's account. Shares held by the employee stock ownership plan trust and allocated to the accounts of participants are voted in accordance with the participants' instructions.
(4) The amount shown includes 1,032 shares of First Lancaster Bancshares common stock owned by Ms. Stump's husband.
(5) The amount shown includes 100 shares of First Lancaster Bancshares common stock owned by Mr. Gay's son and 1,254 shares of First Lancaster Bancshares' common stock owned by Mr. Gay's wife.

                                  OTHER MATTERS

     First Lancaster Bancshares' Board of Directors is not aware of any business to come before the special meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the special meeting, it is intended that proxies will be voted in accordance with the determination of a majority of the Board of Directors.

                              STOCKHOLDER PROPOSALS

     In the event that the merger agreement is not approved by stockholders at the special meeting, First Lancaster Bancshares expects it would hold its next annual meeting of stockholders in October 2001. In order to be eligible for inclusion in First Lancaster Bancshares' proxy materials for such meeting, any stockholder proposal to take action at such meeting must be received at First Lancaster Bancshares' main office at 208 Lexington Street, Lancaster, Kentucky, 40444-1131, no later than June 1, 2001. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     Stockholder proposals, other than those submitted pursuant to the Securities Exchange Act of 1934, as amended, must be delivered or mailed, in the form prescribed by First Lancaster Bancshares' Certificate of Incorporation to the Secretary of First Lancaster Bancshares at the above address not fewer than 30 days nor more than 60 days prior to any meeting; provided, however, that if notice or public disclosure of the meeting is effected fewer than 40 days before the meeting, such written notice shall be delivered or mailed, as prescribed, to the Secretary of First Lancaster Bancshares not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Kathy G. Johnica

                                   KATHY G. JOHNICA
                                   SECRETARY
Lancaster, Kentucky
March 14, 2001

                                   APPENDIX A

          AGREEMENT AND PLAN OF MERGER AND AGREEMENT OF COMPANY MERGER



================================================================================



                      AGREEMENT AND PLAN OF MERGER

                      dated as of December 14, 2000

                              by and among

                            CKF BANCORP, INC.

                                   and

                  CENTRAL KENTUCKY FEDERAL SAVINGS BANK

                                   and

                    FIRST LANCASTER BANCSHARES, INC.

                                   and

                  FIRST LANCASTER FEDERAL SAVINGS BANK

================================================================================



                            TABLE OF CONTENTS
                                                                         Page


AGREEMENT AND PLAN OF MERGER.............................................  1

RECITALS.................................................................  1

AGREEMENT................................................................  2

                                ARTICLE 1
                              DEFINITIONS

   1.1  Definitions......................................................  2

                                ARTICLE 2
                    THE MERGER AND RELATED MATTERS

   2.1  Merger...........................................................  5
        (a)  Surviving Corporation.......................................  5
        (b)  Certificate of Incorporation and Bylaws.....................  6
        (c)  Directors and Officers of the Surviving Corporation.........  6
        (d)  Effects of the Merger.......................................  6
        (e)  Transfer of Assets..........................................  6
        (f)  Assumption of Liabilities...................................  6
   2.2  Effective Time...................................................  6
   2.3  Conversion of First Lancaster Common Stock.......................  6
   2.4  Merger Sub Common Stock..........................................  7
   2.5  Dissenting Shares................................................  7
   2.6  Stock Options/Restricted Stock...................................  7
   2.7  Voting Agreement.................................................  8
   2.8  Exchange of First Lancaster Common Stock.........................  8
   2.9  Closing..........................................................  9
   2.10 Bank Merger......................................................  9
   2.11 Reservation of Right to Revise Transaction.......................  9

                                   ARTICLE 3
              REPRESENTATIONS AND WARRANTIES OF CKF BANCORP

   3.1  Organization and Corporate Authority of CKF Bancorp.............. 10
   3.2  Organization and Qualification of Central Kentucky
          Federal and Merger Sub......................................... 10
   3.3  Authorization, Execution and Delivery; Merger Agreement
          Not in Breach.................................................. 11
   3.4  No Legal Bar..................................................... 11
   3.5  Government Approvals............................................. 11
   3.6  Community Reinvestment Act Compliance............................ 12
   3.7  Disclosure....................................................... 12
   3.8  CKF Bancorp Financial Statements................................. 12
   3.9  Consideration.................................................... 12
   3.10 Litigation....................................................... 12
   3.11 Absence of Regulatory Actions.................................... 12
   3.12 Statements True and Correct...................................... 13

                                    ARTICLE 4
       REPRESENTATIONS AND WARRANTIES OF FIRST LANCASTER AND THE BANK

   4.1  Organization and Qualification of First Lancaster and
          Subsidiaries................................................... 13
   4.2  Organization and Qualification of the Bank....................... 13
   4.3  Authorization, Execution and Delivery; Merger Agreement Not in
          Breach......................................................... 14
   4.4  No Legal Bar..................................................... 14
   4.5  Government and Other Approvals................................... 14
   4.6  Compliance With Law.............................................. 15
   4.7  Charter Documents................................................ 15
   4.8  First Lancaster Financial Statements............................. 15
   4.9  Absence of Certain Changes ...................................... 16
   4.10 Deposits......................................................... 17
   4.11 Properties....................................................... 17
   4.12 First Lancaster Subsidiaries..................................... 17
   4.13 Condition of Fixed Assets and Equipment.......................... 18
   4.14 Tax Matters...................................................... 18
   4.15 Litigation....................................................... 18
   4.16 Hazardous Materials.............................................. 19
   4.17 Insurance........................................................ 21
   4.18 Labor and Employment Matters..................................... 21
   4.19 Records and Documents............................................ 22
   4.20 Capitalization of First Lancaster................................ 22
   4.21 Capitalization of the Bank....................................... 22
   4.22 Sole Agreement................................................... 22
   4.23 Disclosure....................................................... 23
   4.24 Absence of Undisclosed Liabilities............................... 23
   4.25 Allowance for Loan Losses ....................................... 23
   4.26 Compliance with Laws............................................. 24
   4.27 Absence of Regulatory Actions.................................... 24
   4.28 Employee Benefit Plans........................................... 24
   4.29 Material Contracts............................................... 28
   4.30 Material Contract Defaults....................................... 30
   4.31 Reports.......................................................... 30
   4.32 Statements True and Correct...................................... 30
   4.33 Brokers and Finders.............................................. 30
   4.34 Derivatives Contracts; Structured Notes, Etc..................... 30
   4.35 Loans............................................................ 31
   4.36 Anti-takeover Provisions Inapplicable............................ 31
   4.37 Expenses......................................................... 31

                                ARTICLE 5

                        COVENANTS OF CKF BANCORP

   5.1  Regulatory Approvals............................................. 31
   5.2  Preparation of First Lancaster Proxy Statement................... 31
   5.3  Employees........................................................ 32
   5.4  Addition to Board of Directors................................... 33
   5.5  Reasonable Efforts to Close...................................... 33
   5.6  Indemnification.................................................. 33

                                ARTICLE 6
               COVENANTS OF FIRST LANCASTER AND THE BANK

   6.1  Proxy Statement; First Lancaster Shareholder Approval............ 34
   6.2  Conduct of Business -- Affirmative Covenants..................... 35
   6.3  Conduct of Business -- Negative Covenants ....................... 38
   6.4  Conduct of Business -- Certain Actions........................... 40
   6.5  Accruals and Reserves............................................ 40
   6.6  Access; Information.............................................. 41

                                ARTICLE 7
                          CONDITIONS TO CLOSING

   7.1  Conditions to the Obligations of First Lancaster and the Bank.... 41
        (a)  Performance................................................. 41
        (b)  Representations and Warranties.............................. 41
        (c)  Documents................................................... 41
        (d)  Consideration .............................................. 42
        (e)  Opinion of CKF Bancorp's Counsel............................ 42
   7.2  Conditions to the Obligations of CKF Bancorp..................... 43
        (a)  Performance ................................................ 43
        (b)  Representations and Warranties.............................. 43
        (c)  Documents................................................... 43
        (d)  Destruction of Property..................................... 44
        (e)  No Material Adverse Change.................................. 44
        (f)  Opinion of First Lancaster's and the Bank's Counsel......... 44
        (g)  Other Business Combinations, Etc............................ 46
        (h)  Maintenance of Certain Covenants, Etc....................... 46
        (i)  Dissenting Shares........................................... 46
        (j)  Accruals and Reserves....................................... 46
        (k)  Consultant Agreement........................................ 46
        (l)  Non-competition Agreement................................... 46

   7.3  Conditions to Obligations of All Parties......................... 47
        (a)  No Pending or Threatened Claims............................. 47
        (b)  Stockholder Approval........................................ 47
        (c)  Government Approvals and Acquiescence Obtained.............. 47

                                 ARTICLE 8
                               TERMINATION

   8.1  Termination...................................................... 47
   8.2  Effect of Termination............................................ 48
   8.3  Termination Fee.................................................. 48
   8.4  CKF Bancorp Fee.................................................. 49

                                ARTICLE 9
                           GENERAL PROVISIONS

   9.1  Notices.......................................................... 49
   9.2  Assignability and Parties in Interest............................ 50
   9.3  Governing Law.................................................... 50
   9.4  Counterparts..................................................... 50
   9.5  Publicity........................................................ 50
   9.6  Entire Agreement................................................. 51
   9.7  Severability .................................................... 51
   9.8  Modifications, Amendments and Waivers............................ 51
   9.9  Interpretation................................................... 51
   9.10 Payment of Expenses ............................................. 51
   9.11 Equitable Remedies............................................... 51
   9.12 Attorneys' Fees ................................................. 52
   9.13 No Waiver ....................................................... 52
   9.14 Remedies Cumulative.............................................. 52
   9.15 Non-Survival of Representations and Warranties................... 52

   Exhibit    A Agreement of Company Merger
   Exhibit    B Plan of Complete Liquidation and Dissolution
   Exhibit    C Plan of Bank Merger
   Exhibit    D Voting Agreement
   Exhibit    E Consultant Agreement
   Exhibit    F Non-competition Agreement
   Exhibit    G Directors Agreement

                      AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into this 14th day of December 2000, by and between CKF BANCORP, INC. ("CKF Bancorp"), a corporation chartered and existing under the laws of the State of Delaware, CENTRAL KENTUCKY FEDERAL SAVINGS BANK ("Central Kentucky Federal"), a federal savings bank chartered and existing under the laws of the United States of America, FIRST LANCASTER BANCSHARES, INC. ("First Lancaster"), a corporation chartered and existing under the laws of the State of Delaware and FIRST LANCASTER FEDERAL SAVINGS BANK (the "Bank"), a federal savings bank chartered and existing under the laws of the United States of America.

                                RECITALS

     A. CKF Bancorp, Central Kentucky Federal, First Lancaster and the Bank, on the terms and conditions hereinafter set forth, desire to effect an acquisition transaction pursuant to which Central Kentucky Federal will acquire for cash all of the shares of First Lancaster Common Stock (as hereinafter defined) outstanding at the Effective Time (as hereinafter defined) at a purchase price per share equal to the amount set forth in
Section 2.3(a) hereof.

     B. To effect the acquisition, (i) Central Kentucky Federal shall incorporate a corporation organized under the laws of the State of Delaware ("Merger Sub"), which shall be merged with and into First Lancaster (the "Merger") pursuant to the Agreement of Company Merger substantially in the form attached hereto as Exhibit A, and in connection therewith, and subject to the rights of dissenting stockholders which have been asserted and duly perfected in accordance with the provisions of Section 262 of the DGCL, each share of First Lancaster Common Stock and each option to purchase such stock granted as of the date of this Merger Agreement pursuant to the First Lancaster Option Plan, outstanding immediately prior to the Closing Date shall be canceled in exchange for the right to receive the cash payments specified herein; (ii) immediately after (i), First Lancaster shall be liquidated pursuant to the Plan of Complete Liquidation and Dissolution substantially in the form attached hereto as Exhibit B, with the result that Central Kentucky Federal will acquire all the assets and liabilities of First Lancaster and First Lancaster shall cease to exist, and (iii) the Bank shall merge with and into Central Kentucky Federal pursuant to the Plan of Bank Merger substantially in the form attached hereto as Exhibit C, with Central Kentucky Federal surviving the merger with the result that Central Kentucky Federal will acquire all the assets and liabilities of the Bank and the Bank shall cease to exist (the transactions are sometimes collectively referred to as the "Merger").

     C. The parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     D. Concurrently with the execution and delivery of this Merger Agreement, and as an inducement to CKF Bancorp's willingness to enter into this Merger Agreement, each member of the board of directors of First Lancaster has entered into an agreement with CKF Bancorp pursuant to which, among other things, they have agreed to vote in favor of approval of the transactions contemplated by this Merger Agreement at the Shareholders Meeting (as hereinafter defined).

     E. The respective Boards of Directors of CKF Bancorp, First Lancaster and the Bank have duly approved this Merger Agreement and have duly authorized its execution and delivery.

     NOW THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties (as hereinafter defined) agree as follows:

                     AGREEMENT AND PLAN OF MERGER - Page 1

                                AGREEMENT

                                ARTICLE 1

                               DEFINITIONS

          1.1 Definitions. As used in this Merger Agreement, the following terms have the definitions indicated:

          "Affiliate" of a party means any person, partnership, corporation, association or other legal entity directly or indirectly controlling, controlled by or under common control, with that party.

          "Agreement of Company Merger" shall mean the Agreement of Company Merger substantially in the form of Exhibit A hereto to be executed by authorized representatives of First Lancaster and Merger Sub and filed with the Secretary of State of the State of Delaware and providing for the Merger of Merger Sub with and into First Lancaster, as contemplated by Section 2.1 of this Merger Agreement.

          "Applicable Environmental Laws" shall have the meaning assigned to such term in Section 4.16(a) of this Merger Agreement.

          "Acquisition Proposal" shall have the meaning assigned to such term in Section 6.4 of this Merger Agreement.

          "Balance Sheet Date" shall have the meaning assigned to such term in
Section 4.9 of this Merger Agreement.

          "Bank" means First Lancaster Federal Savings Bank, a federal savings bank chartered and existing under the laws of the United States of America.

          "Bank Merger" means the merger of the Bank into Central Kentucky Federal as contemplated by Section 2.10 of this Merger Agreement.

          "Bank Common Stock" has the meaning assigned to such term in Section
4.21 of this Merger Agreement.

          "CKF Bancorp" shall mean CKF Bancorp, Inc., a Delaware-chartered savings and loan holding company having its principal place of business in Danville, Kentucky.

          "CKF Bancorp Fee" shall have the meaning assigned to such term in
Section 8.4 of this Merger Agreement.

          "Central Kentucky Federal" means Central Kentucky Federal Savings Bank, Danville, Kentucky, a federal savings bank chartered and existing under the laws of the United States of America and the wholly owned subsidiary of CKF Bancorp.

          "CERCLA" shall have the meaning set forth in Section 4.16(a) of this Merger Agreement.

          "Certificate" shall have the meaning assigned to such term in
Section 2.8(a) of this Merger Agreement.

                     AGREEMENT AND PLAN OF MERGER - Page 2

          "Closing" shall have the meaning assigned to such term in Section
2.9 of this Merger Agreement.

          "Closing Date" shall have the meaning assigned to such term in
Section 2.9 of this Merger Agreement.

          "DGCL" shall mean the Delaware General Corporation Law.

          "Consideration" shall mean the value to be received by the First Lancaster Shareholders in exchange for their First Lancaster Common Stock, such value to be determined as provided in Section 2.3(a) of this Merger Agreement.

          "Deposits" shall mean all deposits (including, but not limited to, certificates of deposit, savings accounts, NOW accounts and checking accounts) of the Bank.

          "Dissenting Shares" shall have the meaning assigned to such term in
Section 2.5 of this Merger Agreement.

          "Effective Date of the Merger" shall mean that date on which the Effective Time shall have occurred.

          "Effective Time" shall have the meaning assigned in Section 2.2 of this Merger Agreement.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

          "First Lancaster Common Stock" has the meaning assigned to such terms in Section 2.3(a) of this Merger Agreement.

          "First Lancaster Financial Statements" shall have the meaning assigned to such term in Section 4.8 of this Merger Agreement.

          "First Lancaster Option" means an option to acquire shares of First Lancaster Common Stock.

          "First Lancaster Option Plan" means the First Lancaster Bancshares, Inc. 1996 Stock Option and Incentive Plan.

          "First Lancaster Shareholders" means the holders of the First Lancaster Common Stock.

          "GAAP" shall mean generally accepted accounting principles, consistently applied.

          "Government Approvals" shall have the meaning assigned to such term in Section 3.5 of this Merger Agreement.

          "Hazardous Substances" shall have the meaning set forth in Section 4.16(a) of this Merger Agreement.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                     AGREEMENT AND PLAN OF MERGER - Page 3

          "Loan Property" shall have the meaning assigned to such term in
Section 4.16(a) of this Merger Agreement.

          "Merger" shall, as described in Section 2.1 of this Merger Agreement, mean the merger of Merger Sub with and into First Lancaster, with First Lancaster surviving the Merger as the Surviving Corporation.

          "Merger Agreement" means this Agreement and Plan of Merger together with all Exhibits and Schedules annexed to, and incorporated by specific reference as a part of, this Merger Agreement.

          "Officer" shall have the meaning set forth in Section 4.9(k) of this Merger Agreement.

          "OTS" shall mean the Office of Thrift Supervision.

          "Parties" shall mean First Lancaster, the Bank, CKF Bancorp and Central Kentucky Federal collectively; First Lancaster or the Bank on the one hand, or CKF Bancorp and Central Kentucky Federal on the other hand, may sometimes be referred to as a "Party."

          "Paying Agent" shall have the meaning assigned to such term in
Section 2.8(a) of this Merger Agreement.

          "Pension Plan" shall mean any employee pension benefit plan as such term is defined in Section 3(2) of ERISA which is maintained by the referenced Party.

          "Person" shall mean any natural person, fiduciary, corporation, partnership, joint venture, association, business trust or any other entity of any kind.

          "Plan of Bank Merger" shall mean the Plan of Bank Merger substantially in the form of Exhibit C hereto to be executed by authorized representatives of the Bank and Central Kentucky Federal and filed with the OTS and providing for the merger of the Bank with and into Central Kentucky Federal as contemplated by Section 2.10 of this Merger Agreement.

          "Plan of Complete Liquidation and Dissolution" shall mean the Plan of Complete Liquidation and Dissolution substantially in the form of Exhibit B hereto to be executed by authorized representatives of First Lancaster and filed with the Secretary of State of the State of Delaware providing for the liquidation and dissolution of First Lancaster, as contemplated by Section 2.1 of this Merger Agreement.

          "Property" shall have the meaning assigned to such term in Section 4.16(a) of this Merger Agreement.

          "Proxy Statement" shall mean the proxy statement to be used by First Lancaster to solicit proxies with a view to securing the approval of the First Lancaster Shareholders of this Merger Agreement.

          "Realty" means the real property of the Bank owned or leased by the Bank or any Subsidiary of the Bank.

          "Records" means all available records, minutes of meetings of the Board of Directors, committees and shareholders of First Lancaster and the Bank, original instruments and other documentation, pertaining to First Lancaster and the Bank, First Lancaster's and the Bank's assets (including plans and specifications relating to the Realty), and liabilities, the First Lancaster Common Stock, the Deposits and the loans, and all other business and

                     AGREEMENT AND PLAN OF MERGER - Page 4
financial records which are necessary or customary for use in the conduct of First Lancaster's and the Bank's business by CKF Bancorp and Central Kentucky Federal on and after the Effective Time as it was conducted prior to the Closing Date.

          "Regulatory Authorities" shall mean, collectively, the Department of Justice, the FDIC, the SEC, the OTS, or any other state or federal governmental or quasi-governmental entity which has, or may hereafter have, jurisdiction over any of the transactions described in this Merger Agreement.

          "Release" shall have the meaning assigned to such term in Section 4.16(b)(i) of this Merger Agreement.

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "SEC Documents" shall mean all reports, proxy statements and registration statements filed, or required to be filed, by a Party or any of its Subsidiaries pursuant to the Securities Laws, whether filed, or required to be filed, with the SEC, the OTS, or with any other Regulatory Authority pursuant to the Securities Laws.

          "Securities Laws" shall mean the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, ("1934 Act"), the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder, as well as any similar state securities laws and any similar rules and regulations promulgated by the applicable federal bank Regulatory Authorities.

          "Shareholders Meeting" shall mean the special meeting of First Lancaster Shareholders to be held pursuant to Section 6.1 of this Merger Agreement, including any adjournment or adjournments thereof.

          "Subsidiaries" shall mean all of those corporations, or other entities of which the entity in question owns or controls 5% or more of the outstanding voting equity securities either directly or through an unbroken chain of entities as to each of which 5% or more of the outstanding equity securities is owned directly or indirectly by its parent.

          "Surviving Corporation" shall mean First Lancaster as the corporation resulting from the consummation of the Merger as set forth in
Section 2.1 of this Merger Agreement.

          "Voting Agreement" shall mean the Voting Agreement substantially in the form of Exhibit D hereto to be signed by each director of First Lancaster as contemplated by Section 2.7 of this Merger Agreement.

                                ARTICLE 2

                     THE MERGER AND RELATED MATTERS

          2.1 Merger. Subject to the terms and conditions of this Merger Agreement, and pursuant to the provisions of the DGCL, the Home Owners Loan Act, as amended ("HOLA"), and the rules and regulations promulgated thereunder, at the Effective Time (as hereinafter defined):

               (a) Surviving Corporation. Merger Sub shall be merged with and into First Lancaster pursuant to the terms and conditions set forth herein and pursuant to the Agreement of Company Merger attached hereto as Exhibit A. Upon consummation of the Merger, the separate existence of the Merger Sub shall cease and First Lancaster shall continue as the Surviving Corporation in the Merger and be a wholly owned subsidiary of Central

                     AGREEMENT AND PLAN OF MERGER - Page 5

Kentucky Federal; and all of the property (real, personal and mixed), rights, powers and duties and obligations of Merger Sub shall be taken and deemed to be transferred to and vested in First Lancaster, as the Surviving Corporation in the Merger, without further act or deed.

               (b) Certificate of Incorporation and Bylaws. The certificate of incorporation and bylaws of First Lancaster as in effect on the Effective Time shall continue in full force and effect following the Effective Time as the certificate and bylaws of the Surviving Corporation.

               (c)   Directors and Officers of the Surviving Corporation.
From and after the Effective Time, the directors and officers of the Surviving Corporation shall consist of the directors and officers of Merger Sub serving immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

               (d) Effects of the Merger. The separate existence of Merger Sub shall cease, and Merger Sub shall be merged with and into First Lancaster which, with First Lancaster as the Surviving Corporation, shall thereupon and thereafter possess all of the assets, rights, privileges, appointments, powers, licenses, permits and franchises of the two merged corporations, whether of a public or a private nature, and shall be subject to all of the liabilities, restrictions, disabilities and duties of both Merger Sub and First Lancaster.

               (e) Transfer of Assets. All rights, assets, licenses, permits, franchises and interests of Merger Sub and First Lancaster in and to every type of property, whether real, personal, or mixed, whether tangible or intangible, and to choses in action shall be deemed to be vested in First Lancaster as the Surviving Corporation by virtue of the Merger becoming effective and without any deed or other instrument or act of transfer whatsoever.

               (f) Assumption of Liabilities. The Surviving Corporation shall become and be liable for all debts, liabilities, obligations and contracts of Merger Sub as well as those of First Lancaster, whether the same shall be matured or unmatured; whether accrued, absolute, contingent or otherwise; and whether or not reflected or reserved against in the balance sheets, other financial statements, books of account or records of Merger Sub or First Lancaster.

          2.2 Effective Time. As soon as practicable after each of the conditions set forth in Article 7 hereof have been satisfied or waived, the Parties will file, or cause to be filed, with the Secretary of State of the State of Delaware such articles of merger as they may deem necessary or appropriate for the Merger which articles of merger shall be in the form required by and executed in accordance with the applicable provisions of the DGCL. The Merger shall become effective at the time the articles of merger for the Merger are filed with the Secretary of State of the State of Delaware or at such time as may be specified therein (the "Effective Time").

          2.3  Conversion of First Lancaster Common Stock.  At the Effective
Time:

               (a) Each share of common stock of the First Lancaster, $.01 par value per share ("First Lancaster Common Stock"), issued and outstanding immediately prior thereto (except for Dissenting Shares, as defined herein) including all outstanding options as provided in Section 2.6, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive from Central Kentucky Federal in cash, without any interest thereon from the Effective Time until the time of payment, an amount equal to $16.27 (the "Consideration").

               Notwithstanding any other provision of this Merger Agreement, any shares of the First Lancaster Common Stock issued and outstanding immediately prior to the Effective Time which are then owned beneficially or of record by CKF Bancorp, First Lancaster or by any direct or indirect Subsidiary of any of them,

                     AGREEMENT AND PLAN OF MERGER - Page 6
including shares held by the trust established pursuant to the First Lancaster Federal Savings Bank Management Recognition Plan (the "First Lancaster MRP") other than in a fiduciary capacity, or are held in the treasury of First Lancaster shall, by virtue of the Merger, be canceled without payment of any consideration therefor and without any conversion thereof.

               (b) The holders of Certificates (as hereinafter defined) representing shares of First Lancaster Common Stock shall cease to have any rights as stockholders of First Lancaster, except such rights, if any, as they may have pursuant to the DGCL. Except as provided above, until Certificates (as hereinafter defined) representing shares of First Lancaster Common Stock are surrendered for exchange, each such Certificate shall, after the Effective Time, represent for all purposes only the right to receive the aggregate amount of Consideration into which their shares of First Lancaster Common Stock shall have been converted by the Merger as provided above.

               (c) The stock transfer books of First Lancaster shall be closed and no transfer of shares of First Lancaster Common Stock shall be made thereafter.

          2.4 Merger Sub Common Stock. At the Effective Time, the shares of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one share of the Surviving Corporation.

          2.5 Dissenting Shares. Notwithstanding any other provision of this Merger Agreement to the contrary, shares of First Lancaster Common Stock that are outstanding immediately prior to the Effective Time and that are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who properly shall have delivered to First Lancaster a written demand for appraisal of such shares in accordance with the DGCL (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Consideration. Such stockholders instead shall be entitled to receive payment of the fair value of such shares held by them in accordance with the provisions of the DGCL, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or otherwise lost their dissenters' rights under the DGCL shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Consideration upon surrender in the manner provided in Section 2.3, of the Certificate(s) (as hereinafter defined) of First Lancaster that, immediately prior to the Effective Time, evidenced such shares. First Lancaster shall give CKF Bancorp (i) prompt notice of any written demands for appraisal of the fair value of any shares of First Lancaster Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by First Lancaster relating to stockholders' rights of appraisal, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL, provided that CKF Bancorp shall keep First Lancaster fully informed as to the substance of all such negotiations and proceedings. First Lancaster shall not, except with the prior written consent of CKF Bancorp, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for appraisal. Notwithstanding any other provision of this Merger Agreement, any Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the DGCL.

          2.6  Stock Options/Restricted Stock.

               (a) Options to acquire 70,950 shares of First Lancaster Common Stock (each a "First Lancaster Option") have been granted and remain outstanding pursuant to the First Lancaster Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "First Lancaster Option Plan"). At the Effective Time, each First Lancaster Option to acquire shares of First Lancaster Common Stock granted pursuant to the First Lancaster Option Plan that is then outstanding and unexercised, whether or not then vested, shall be canceled, and in lieu thereof the holders of such options shall be paid in cash an amount equal to the product of (i) the number of shares of First Lancaster Common Stock subject to such option at the Effective Time and (ii) the amount by which $16.27 exceeds the exercise

                     AGREEMENT AND PLAN OF MERGER - Page 7
price per share of such option, net of any cash which must be withheld under federal and state income and employment tax requirements. In the event that the exercise price of a First Lancaster Option is greater than the Merger Consideration, then at the Effective Time such First Lancaster Option shall be canceled without any payment made in exchange therefor. At the Effective Time the First Lancaster Option Plan shall be deemed terminated.

               (b) At the Effective Time, each holder of an award granted under the First Lancaster MRP but that has not yet vested shall be entitled to receive in cash, without any interest thereon from the Effective Time until the time of payment, the Consideration as provided for in Section 2.3(a) of this Merger Agreement for each unvested share awarded under the First
Lancaster MRP.   Notwithstanding the foregoing, no consideration will be paid for the 6,573 ungranted restricted stock awards under the First Lancaster MRP.

          2.7 Voting Agreement. Simultaneous with the execution and delivery of this Merger Agreement, each director of First Lancaster will execute and deliver to CKF Bancorp a Voting Agreement in the form attached hereto as Exhibit D.

          2.8  Exchange of First Lancaster Common Stock

               (a) As soon as practicable but not later than five business days after the Effective Time, holders of record of certificates formerly representing shares of First Lancaster Common Stock (the "Certificates") shall be instructed to tender such Certificates to an independent paying agent to be selected by CKF Bancorp (the "Paying Agent") pursuant to a letter of transmittal that CKF Bancorp shall deliver or cause to be delivered to such holders. Such letter of transmittal shall specify that risk of loss and title to Certificates shall pass only upon acceptance of such Certificates by the Paying Agent.

               (b) After the Effective Time, each holder of a Certificate that surrenders such Certificate to the Paying Agent will, upon acceptance thereof by the Paying Agent, be entitled, within five business days after acceptance, to the aggregate Consideration payable in respect of the shares represented thereby. At or before Effective Time, CKF Bancorp or Central Kentucky Federal shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of First Lancaster Common Stock, an amount of cash equal to the product of the number of outstanding shares of First Lancaster Common Stock (not including any Dissenting Shares) and the Consideration.

               (c) The Paying Agent shall accept Certificates upon compliance with such reasonable terms and conditions as CKF Bancorp or the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. Certificates shall be appropriately endorsed or accompanied by such instruments of transfer as CKF Bancorp or the Paying Agent may reasonably require in accordance with customary and prudent exchange procedures.

               (d) Each outstanding Certificate, other than those representing Dissenting Shares, shall until duly surrendered to CKF Bancorp or the Paying Agent be deemed to evidence the right to receive the Consideration.

               (e) After the Effective Time, holders of Certificates shall cease to have rights with respect to First Lancaster Common Stock previously represented by such Certificates, and their sole rights (other than the holders of Certificates representing Dissenting Shares) shall be to exchange such Certificates for the Consideration. After the Effective Time, there shall be no further transfer on the records of First Lancaster of Certificates, and if such Certificates are presented to First Lancaster for transfer, they shall be canceled against delivery of the Consideration. CKF Bancorp shall not be obligated to deliver the Consideration to any holder of First Lancaster Common Stock until such holder surrenders the Certificates as provided herein. Any portion of the aggregate Consideration or the proceeds

                     AGREEMENT AND PLAN OF MERGER - Page 8
of any investments thereof that remains unclaimed by the shareholders of First Lancaster for twelve (12) months after the Effective Time shall be repaid by the Paying Agent to CKF Bancorp. Any shareholders of First Lancaster who have not theretofore complied with this Section 2.8 shall thereafter look only to CKF Bancorp for payment of their Consideration deliverable in respect of each share of First Lancaster Common Stock such stockholder holds as determined pursuant to this Merger Agreement without any interest thereon. If outstanding Certificates are not surrendered or the payment for them not claimed prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of CKF Bancorp (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Neither the Paying Agent nor any Party to this Merger Agreement nor any Affiliate thereof shall be liable to any holder of First Lancaster Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws unless and only to the extent otherwise required by such abandoned property, escheat or similar laws. CKF Bancorp and the Paying Agent shall be entitled to rely upon the stock transfer books of First Lancaster to establish the identity of those persons entitled to receive the Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate, CKF Bancorp and the Paying Agent shall be entitled to deposit any consideration in respect thereof in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

               (f) In the event any Certificate shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, the consideration as may be required pursuant thereto; provided, however, that CKF Bancorp may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against CKF Bancorp, Central Kentucky Federal, the Paying Agent or any other party with respect to the Certificate alleged to have been lost, stolen or destroyed.

          2.9 Closing. Subject to the provisions of Article 7 hereof, the closing of the transactions contemplated by this Merger Agreement (the "Closing") shall take place as soon as practicable but no later than thirty days after satisfaction or waiver of all of the conditions to Closing, and shall be on such date, time and location as is mutually agreed to by CKF Bancorp and First Lancaster. At the Closing, the Parties shall use their respective best efforts to deliver the certificates, letters and opinions which constitute conditions to effecting the Merger and each Party will provide the other Parties with such proof or indication of satisfaction of the conditions to the obligations of such other Parties to consummate the Merger as such other Parties may reasonably require. If all conditions to the obligations of each of the Parties shall have been satisfied or lawfully waived by the Party entitled to the benefits thereof, the Parties shall, at the Closing, duly execute the Agreement of Company Merger for filing with the Secretary of State of the State of Delaware and promptly thereafter shall take all steps necessary or desirable to consummate the Merger in accordance with all applicable laws, rules and regulations and the Agreement of Company Merger which is attached hereto as Exhibit A and incorporated by reference as part of this Merger Agreement. The Parties shall thereupon take such other and further actions as may be required by law or this Merger Agreement to consummate the transactions contemplated herein. The date on which the Closing actually occurs is herein referred to as the "Closing Date".

          2.10 Bank Merger. Concurrently with or as soon as practicable after the execution and delivery of this Agreement, Central Kentucky Federal and the Bank shall enter into the Plan of Bank Merger, in the form attached hereto as Exhibit C, pursuant to which the Bank will merge with and into Central Kentucky Federal (the "Bank Merger"). The parties hereto intend that the Bank Merger shall become effective on the Effective Date.

          2.11 Reservation of Right to Revise Transaction. CKF Bancorp shall have the unilateral right to revise the method of effecting the Merger in order to achieve tax benefits or for any other reason which CKF Bancorp may deem advisable; provided, however, that CKF Bancorp shall not have the right, without the prior written

                     AGREEMENT AND PLAN OF MERGER - Page 9
approval of the Board of Directors of First Lancaster, to make any revision to the structure of the Merger which (i) changes the amount of the Consideration which the First Lancaster Shareholders are entitled to receive (determined in the manner provided in Section 2.3 of this Merger Agreement); (ii) would permit CKF Bancorp to pay the Consideration other than by cash or other immediately available funds; (iii) materially impede or delay the receipt of regulatory approval referred to in, or the consummation of the transactions contemplated by the Merger Agreement or (iv) would result in treatment for Federal income tax purposes of receipt by a First Lancaster Shareholder of any portion of the Consideration to be received hereunder as a taxable dividend. CKF Bancorp may exercise this right of revision by giving written notice thereof to First Lancaster in the manner provided in Section 9.1 of this Merger Agreement and this Merger Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

                                ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF
                CKF BANCORP AND CENTRAL KENTUCKY FEDERAL

     CKF Bancorp and Central Kentucky Federal represent and warrant to First Lancaster and the Bank as follows:

          3.1 Organization and Corporate Authority of CKF Bancorp. CKF Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CKF Bancorp is registered as a savings and loan holding company with the OTS and engages only in activities permitted by the HOLA and the rules and regulations promulgated by the OTS thereunder. CKF Bancorp (i) has the requisite corporate power and authority to own, operate and lease its material properties and carry on its businesses as they are currently being conducted; (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have a material adverse affect on the condition (financial or otherwise), affairs, business, assets or prospects of CKF Bancorp and Central Kentucky Federal taken as a whole and; (iii) has in effect all federal, state, local and foreign governmental authorizations, permits and licenses necessary for it to own or lease its properties and assets and to carry on its businesses as they are currently being conducted. The Certificate of Incorporation and Bylaws of CKF Bancorp, as amended to date, are in full force and effect as of the date of this Merger Agreement.

          3.2 Organization and Qualification of Central Kentucky Federal and Merger Sub.

               (a) Central Kentucky Federal is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and engages only in activities (and holds properties only of the types) permitted by the rules and regulations promulgated by the OTS or the FDIC for insured depository institutions. Central Kentucky Federal
(a) has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is currently being conducted (including all requisite authority to operate branches in the Commonwealth of Kentucky) and (b) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), affairs, business, assets or prospects of Central Kentucky Federal and all CKF Bancorp Subsidiaries, taken as a whole. Central Kentucky Federal's deposit accounts are insured by the Savings Association Insurance Fund as administered by the FDIC to the fullest extent permitted under applicable law. Central Kentucky Federal is a member in good standing of the Federal Home Loan Bank of Cincinnati and owns the requisite amount of stock therein.

               (b) Merger Sub will be a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, all of the outstanding capital stock when issued will be, owned

                     AGREEMENT AND PLAN OF MERGER - Page 10
directly or indirectly by Central Kentucky Federal free and clear of any lien, charge or other encumbrance. From and after incorporation, Merger Sub has not and will not engage in any activities other than in connection with or as contemplated by this Merger Agreement.

          3.3 Authorization, Execution and Delivery; Merger Agreement Not in Breach.

               (a) CKF Bancorp and Central Kentucky Federal have all requisite corporate power and authority to execute and deliver this Merger Agreement and to consummate the transactions contemplated hereby. Merger Sub, upon its formation, will have all requisite corporate power and authority to execute the Agreement of Company Merger and to consummate the transactions contemplated thereby. This Merger Agreement, and all other agreements and instruments contemplated to be executed in connection herewith by CKF Bancorp, Central Kentucky Federal and Merger Sub, have been (or upon execution will have been) duly executed and delivered by CKF Bancorp, Central Kentucky Federal and Merger Sub, and have been (or upon execution will have been) effectively authorized by all necessary action, corporate or otherwise, and no other corporate proceedings on the part of CKF Bancorp, Central Kentucky Federal and Merger Sub are (or will be) necessary to authorize such execution and delivery, and, subject to receipt of any required Government Approvals, constitute (or upon execution will constitute) legal, valid and enforceable obligations of CKF Bancorp, Central Kentucky Federal and Merger Sub, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and to the application of equitable principles and judicial discretion.

               (b) The execution and delivery of this Merger Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice or both, would constitute a default under), or conflict with, or permit the acceleration of any obligation under, (i) any material mortgage, lease, covenant, agreement, indenture or other instrument to which CKF Bancorp or Central Kentucky Federal are a party or by which CKF Bancorp or Central Kentucky Federal or their respective properties or any of their respective assets are bound, (ii) the certificate of incorporation or bylaws of CKF Bancorp and the charter and bylaws of Central Kentucky Federal,
(iii) any material judgment, decree, order or award of any court, governmental body or arbitrator by which CKF Bancorp and Central Kentucky Federal are bound, or (iv) any material permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation applicable to CKF Bancorp or Central Kentucky Federal or their respective properties; or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the property or assets of CKF Bancorp and Central Kentucky Federal, except that the Government Approvals shall be required in order for CKF Bancorp and Central Kentucky Federal to consummate the Merger.

          3.4 No Legal Bar. Neither CKF Bancorp nor Central Kentucky Federal is a party to, subject to or bound by any agreement, judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental body of competent jurisdiction which would prevent the execution of this Merger Agreement by CKF Bancorp or Central Kentucky Federal, its delivery to the First Lancaster or (upon receipt of Governmental Approvals) the consummation of the transactions contemplated hereby, and no action or proceeding is pending or threatened against CKF Bancorp or Central Kentucky Federal in which the validity of this Merger Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the Parties in connection herewith or in connection with any of the transactions contemplated hereby is at issue.

          3.5 Government Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority is required to be made or obtained by CKF Bancorp, Central Kentucky Federal or Merger Sub in connection with the execution and delivery of this Merger Agreement or the consummation of the transactions contemplated hereby by CKF Bancorp or Central Kentucky Federal, except for the prior approval of the SEC, OTS, the FDIC, and such other agencies as may have jurisdiction (collectively, the "Government Approvals"). CKF Bancorp and Central Kentucky Federal are not aware of any facts,

                   AGREEMENT AND PLAN OF MERGER - Page 11
circumstances or reasons why such Government Approvals should not be forthcoming or which would prevent or hinder such approvals from being obtained.

          3.6 Community Reinvestment Act Compliance. Central Kentucky Federal is in material compliance with the applicable provisions of the Community Reinvestment Act ("CRA") and the regulations promulgated thereunder, and Central Kentucky Federal currently has a CRA rating of satisfactory or better. To the knowledge of Central Kentucky Federal, there is no fact or circumstance or set of facts or circumstances that would cause Central Kentucky Federal to fail to comply with such provisions or cause the CRA rating of Central Kentucky Federal to fall below satisfactory.

          3.7 Disclosure. The information concerning, and the representations or warranties made by CKF Bancorp, Central Kentucky Federal and Merger Sub as set forth in this Merger Agreement, or in any document, statement, certificate or other writing furnished or to be furnished by CKF Bancorp and Central Kentucky Federal to First Lancaster pursuant hereto, do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein which is necessary to make the statements and facts contained herein or therein, in light of the circumstances under which they were or are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to First Lancaster by CKF Bancorp, Central Kentucky Federal and Merger Sub pursuant hereto were or will be complete and accurate copies of such documents.

          3.8 CKF Bancorp Financial Statements. Included in Schedule 3.8 hereto are true copies of the consolidated balance sheets of CKF Bancorp as of December 31, 1999 and 1998, and the related consolidated statements of income and changes in stockholders' equity and cash flows of CKF Bancorp for the years ended December 31, 1999 and 1998 and the comparative interim (or annual) financial statements for any subsequent quarter (or year) ending after December 31, 1999 and prior to the Closing Date ("CKF Bancorp Financial Statements"). Such financial statements (i) were (or will be) prepared from the books and records of CKF Bancorp, which are complete and accurate in all material respects and have been maintained in accordance with good business practices; (ii) were (or will be) prepared in accordance with GAAP; (iii) accurately present (or will present) CKF Bancorp's consolidated financial condition and the consolidated results of its operations, changes in stockholders' equity and cash flows as stated including any amendments thereto at the relevant dates thereof and for the periods covered thereby; (iv) do contain or reflect (or will contain and reflect) all necessary adjustments and accruals for an accurate presentation of CKF Bancorp's consolidated financial condition and the consolidated results of CKF Bancorp's operations and cash flows for the periods covered by the CKF Bancorp Financial Statements; and (v) in the opinion of CKF Bancorp management do contain and reflect (or will contain and reflect) adequate provisions for loan losses, for real estate owned reserves and for all reasonably anticipatable liabilities for all taxes, federal, state, local or foreign, with respect to the periods then ended.

          3.9 Consideration. At the Effective Time, CKF Bancorp or Central Kentucky Federal will have deposited the Consideration with the Paying Agent.

          3.10 Litigation. Except as set forth in Schedule 3.10 hereto, there is no action, suit or proceeding pending, or to the best knowledge of CKF Bancorp and Central Kentucky Federal, threatened against CKF Bancorp or Central Kentucky Federal before any court or arbitrator or any governmental body, agency or official, that purports or seeks to enjoin or restrain the transactions contemplated by this Merger Agreement.

          3.11 Absence of Regulatory Actions. Neither CKF Bancorp nor Central Kentucky Federal is a party to any cease and desist order, written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or since January 1, 1995 has adopted any board resolutions at the request of, federal or state governmental authorities charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank and/or savings and loan deposits nor has

                   AGREEMENT AND PLAN OF MERGER - Page 12
it been advised by any such governmental authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar undertaking.

          3.12 Statements True and Correct. None of the information prepared by, or on behalf of, CKF Bancorp or Central Kentucky Federal regarding CKF Bancorp or Central Kentucky Federal included in the Proxy Statement mailed to First Lancaster Shareholders in connection with the Shareholders Meeting, and any other documents filed with the OTS, the SEC or any other Regulatory Authority in connection with the transaction contemplated herein (if applicable), will be, at the respective times such documents are filed, and, with respect to the Proxy Statement, when first mailed to the First Lancaster Shareholders, shall not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the Shareholders Meeting, false or misleading with respect to any material fact, or omit to state any material fact necessary to make any statements therein, in light of the circumstances under which they were made, not misleading.

                                 ARTICLE 4

       REPRESENTATIONS AND WARRANTIES OF FIRST LANCASTER AND THE BANK

     Each of First Lancaster and the Bank hereby represents and warrants to CKF Bancorp as follows:

          4.1 Organization and Qualification of First Lancaster and Subsidiaries. First Lancaster is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. First Lancaster is registered as a savings and loan holding company with the OTS and engages only in activities permitted by the HOLA and the rules and regulations promulgated by the OTS thereunder. First Lancaster (i) has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is currently being conducted and (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), affairs, business, assets or prospects of First Lancaster, the Bank and all First Lancaster Subsidiaries, taken as a whole. Each First Lancaster Subsidiary is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization and (i) has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is currently being conducted and (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have a material adverse effect on the condition (financial or other), affairs, business, assets or prospects of First Lancaster, the Bank and the First Lancaster Subsidiaries taken as a whole. The activities of the First Lancaster Subsidiaries are permitted for subsidiaries of savings and loan holding companies pursuant to the HOLA.

          4.2 Organization and Qualification of the Bank. The Bank is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and engages only in activities (and holds properties only of the types) permitted by the rules and regulations promulgated by the OTS or the FDIC for insured depository institutions. The Bank (a) has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is currently being conducted (including all requisite authority to operate branches in the Commonwealth of Kentucky) and (b) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary and where the failure to so qualify would individually or in the aggregate

                   AGREEMENT AND PLAN OF MERGER - Page 13
have a material adverse effect on the condition (financial or otherwise), affairs, business, assets or prospects of the Bank and all First Lancaster Subsidiaries, taken as a whole. The Bank's deposit accounts are insured by the Savings Association Insurance Fund as administered by the FDIC to the fullest extent permitted under applicable law. The Bank is a member in good standing of the Federal Home Loan Bank of Cincinnati and owns the requisite amount of stock therein.

          4.3 Authorization, Execution and Delivery; Merger Agreement Not in Breach.

               (a) First Lancaster and the Bank have all requisite corporate power and authority to execute and deliver this Merger Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Merger Agreement and the consummation of the Merger have been duly authorized by the Boards of Directors of First Lancaster and the Bank and, except for the approval of the First Lancaster Shareholders, no other corporate proceedings on the part of First Lancaster and the Bank are necessary to authorize the execution and delivery of this Merger Agreement and the consummation of the transactions contemplated hereby. This Merger Agreement and all other agreements and instruments herein contemplated to be executed and delivered by First Lancaster and the Bank have been (or upon execution and delivery will have been) duly executed and delivered by First Lancaster and the Bank and (subject to any requisite shareholder approval and Government Approvals hereof) constitute (or upon execution and delivery will constitute) legal, valid and enforceable obligations of First Lancaster and the Bank, subject, as to enforceability, to applicable bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to the application of equitable principles and judicial discretion.

               (b) Except as set forth on Schedule 4.3(b) hereto, the execution and delivery of this Merger Agreement, the consummation of the transactions contemplated by the Agreement of Company Merger and the Plan of Bank Merger, and the fulfillment of the terms hereof and thereof will not result in a violation or breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice, or both, would constitute a default under), or conflict with, or permit the acceleration of, any obligation under (i) any mortgage, lease, covenant, agreement, indenture or other instrument to which First Lancaster, the Bank or any First Lancaster Subsidiary is a party or by which First Lancaster, the Bank or any First Lancaster Subsidiary is bound, (ii) the certificate of incorporation or bylaws of First Lancaster and the charter and bylaws of the Bank, (iii) any judgment, decree, order, regulatory letter of understanding or award of any court, governmental body, authority or arbitrator or, (iv) (subject to the receipt of the Government Approvals) any permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation applicable to First Lancaster, the Bank or any First Lancaster Subsidiary or the properties of any of them; or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the properties or assets of First Lancaster, the Bank or any First Lancaster Subsidiary.

          4.4 No Legal Bar. Neither First Lancaster nor the Bank is a party to, or subject to, or bound by, any agreement or judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental authority of competent jurisdiction, or any law which would prevent the execution of this Merger Agreement by First Lancaster or the Bank, its delivery to CKF Bancorp, or (upon receipt of Government Approvals and the approval of the First Lancaster Shareholders) the consummation of the transactions contemplated hereby and thereby, and no action or proceeding is pending against First Lancaster or the Bank in which the validity of this Merger Agreement, the transactions contemplated hereby or any action which has been taken by any of the Parties in connection herewith or in connection with the transactions contemplated hereby is at issue.

          4.5 Government and Other Approvals. Except for the Government Approvals described in Section 3.5, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority is required to be made or obtained by First Lancaster or the Bank in connection with the execution and delivery of this Merger Agreement or the consummation of the transactions contemplated by this

                   AGREEMENT AND PLAN OF MERGER - Page 14

Merger Agreement nor, except as set forth in Schedule 4.5 hereto, is any consent or approval required from any landlord, licensor or other non-governmental party which has granted rights to First Lancaster or the Bank in order to avoid forfeiture or impairment of such rights. Neither First Lancaster nor the Bank is aware of any facts, circumstances or reasons why such Government Approvals should not be forthcoming or which would prevent or hinder such approvals from being obtained.

          4.6 Compliance With Law. First Lancaster, the Bank and all First Lancaster Subsidiaries hold all licenses, franchises, permits and authorizations necessary for them to own or lease their respective properties and assets and for the lawful conduct of their respective businesses, as they are presently conducted, and First Lancaster and the Bank have complied in all material respects with all applicable statutes, laws, ordinances, rules and regulations of all federal, state and local governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over First Lancaster and the Bank's properties or over any other part of First Lancaster's and the Bank's assets, liabilities or operations. The benefits of all of such licenses, franchises, permits and authorizations are in full force and effect and, to the best knowledge of First Lancaster and the Bank, may continue to be enjoyed by the successor to First Lancaster and the Bank subsequent to the Closing of the transactions contemplated herein to the extent permitted by law and the terms of such licenses, franchises, permits and authorizations without any consent or approval. Neither First Lancaster, the Bank nor any First Lancaster Subsidiary has received notice of any proceeding for the suspension or revocation of any such license, franchise, permit, or authorization and no such proceeding is pending, or to the best knowledge of First Lancaster and the Bank, has been threatened by any governmental authority.

          4.7 Charter Documents. Included in Schedule 4.7 hereto are true and correct copies of the Certificate of Incorporation and Bylaws of First Lancaster and the Charter and Bylaws of the Bank, as such documents are in effect prior to the amendment referred to in Section 6.2(g) herein. The Certificate of Incorporation and Bylaws of First Lancaster and the Charter and Bylaws of the Bank, as amended to date, are in full force and effect.

          4.8  First Lancaster Financial Statements.

               (a) Included in Schedule 4.8 hereto are true copies of the consolidated balance sheets of First Lancaster as of June 30, 2000 and 1999, and the related consolidated statements of income and changes in stockholders' equity and cash flows of First Lancaster for the years ended June 30, 2000, 1999 and 1998 and the comparative interim (or annual) financial statements for any subsequent quarter (or year) ending after June 30, 2000 and prior to the Closing Date ("First Lancaster Financial Statements") where such interim financial statements have been filed with the SEC on Form 10-QSB. Such financial statements (i) were (or will be) prepared from the books and records of First Lancaster, which are complete and accurate in all material respects;
(ii) were (or will be) prepared in accordance with GAAP; (iii) accurately present (or will present) First Lancaster's consolidated financial condition and the consolidated results of its operations, changes in stockholders' equity and cash flows as stated including any amendments thereto at the relevant dates thereof and for the periods covered thereby; (iv) do contain or reflect (or will contain and reflect) all necessary adjustments and accruals for an accurate presentation of First Lancaster's consolidated financial condition and the consolidated results of First Lancaster's operations and cash flows for the periods covered by the First Lancaster Financial Statements; (v) in the opinion of First Lancaster's management do contain and reflect (or will contain and reflect) adequate provisions for loan losses, for real estate owned reserves and for all reasonably anticipatable liabilities for all taxes, federal, state, local or foreign, with respect to the periods then ended; and (vi) in the opinion of First Lancaster's management do contain and reflect (or will contain and reflect) adequate provisions for all reasonably anticipated liabilities for Post Retirement Benefits Other Than Pensions ("OPEB") pursuant to FASB 106 and 112.

               (b) First Lancaster has delivered or made available to CKF Bancorp (or will deliver, when available, with respect to periods ended after the date of this Merger Agreement) true, correct and complete copies of (i) all regulatory reports, including any amendments thereto, filed with any Regulatory Authorities by First Lancaster and the Bank subsequent to June 30, 1998, (ii) all reports, including any amendments thereto filed with any

                   AGREEMENT AND PLAN OF MERGER - Page 15

Regulatory Authorities by First Lancaster or the Bank, each for any quarter ending after June 30, 2000. Such reports (i) were (or will be) prepared from the books and records of First Lancaster, which are complete and accurate in all material respects practices; (ii) were (or will be) prepared in accordance with regulatory accounting principles consistently applied; (iii) accurately present (or, when prepared, will present) First Lancaster's consolidated financial condition and the consolidated results of its operations and changes in stockholders' equity at the relevant dates thereof and for the periods covered thereby; (iv) do contain or reflect (or, when prepared, will contain and reflect) all necessary adjustments and accruals for an accurate presentation of First Lancaster's consolidated financial condition and the consolidated results of First Lancaster's operations for the periods covered thereby; (v) in the opinion of First Lancaster's management do contain and reflect (or, when prepared, will contain and reflect) adequate provisions for loan losses, for real estate owned reserves and for all reasonably anticipatable liabilities for all taxes, federal, state, local or foreign, with respect to the periods then ended; and (vi) in the opinion of First Lancaster's management do contain and reflect adequate provisions for all reasonably anticipated liabilities for OPEB pursuant to FASB 106 and 112.

          4.9  Absence of Certain Changes.  Except as disclosed in Schedule
4.9 or as provided for or contemplated in this Merger Agreement, since June 30, 2000 (the "Balance Sheet Date") there has not been:

               (a) any material transaction by First Lancaster or the Bank not in the ordinary course of business and in conformity with past practice;

               (b) except as disclosed on the First Lancaster Financial Statements any material adverse change in the business, property, assets (including loan portfolios), liabilities (whether absolute, accrued, contingent or otherwise), prospects, operations, liquidity, income, condition (financial or otherwise) or net worth of First Lancaster or the Bank;

               (c) any damage, destruction or loss, whether or not covered by insurance, which has had or may have a material adverse effect on any of the properties, business or prospects of First Lancaster and the Bank or their future use and operation by First Lancaster and the Bank;

               (d) any acquisition or disposition by First Lancaster or the Bank of any property or asset of First Lancaster or the Bank, whether real or personal, having a fair market value, singularly or in the aggregate, in an amount greater than Ten Thousand Dollars ($10,000), except in the ordinary course of business and in conformity with past practice;

               (e) any mortgage, pledge or subjection to lien, charge or encumbrance of any kind on any of the respective properties or assets of First Lancaster or the Bank, except to secure extensions of credit in the ordinary course of business and in conformity with past practice;

               (f) any amendment, modification or termination of any contract or agreement, relating to First Lancaster or the Bank, to which First Lancaster or the Bank is a party which would have a material adverse effect upon the financial condition or operations of First Lancaster and the Bank;

               (g) except as disclosed on the First Lancaster Financial Statements, any increase in, or commitment to increase, the compensation payable or to become payable to any officer, director, employee or agent of First Lancaster or the Bank, or any bonus payment or similar arrangement made to or with any of such officers, directors, employees or agents, other than routine increases made in the ordinary course of business not exceeding four percent (4%) per annum;

               (h) any incurring of, assumption of, or taking of, by First Lancaster or the Bank, any property subject to, any liability, except for liabilities incurred or assumed or property taken subsequent to the Balance Sheet Date in the ordinary course of business and in conformity with past practice;

                   AGREEMENT AND PLAN OF MERGER - Page 16

               (i) any material alteration in the manner of keeping the books, accounts or Records of the Bank, or in the accounting policies or practices therein reflected;

               (j) any release or discharge of any obligation or liability of any person or entity related to or arising out of any loan made by the Bank of any nature whatsoever, except in the ordinary course of business and in conformity with past practice; or

               (k) any loan made by the Bank to any Officer, director or more than 5% shareholder of First Lancaster or any Affiliate of First Lancaster; or to any member of the immediate family of such Officer, director or more than 5% shareholder of First Lancaster or any Affiliate of First Lancaster; or to any Person in which such Officer, director or more than 5% shareholder directly or indirectly owns beneficially or of record ten percent (10%) or more of any class of equity securities in the case of a corporation, or of any equity interest, in the case of a partnership or other non-corporate entity; or to any trust or estate in which such Officer, director or more than 5% shareholder has a ten percent (10%) or more beneficial interest; or as to which such Officer, director or more than 5% shareholder serves as a trustee or in a similar capacity. As used herein, "Officer" shall refer to a person who holds the title of chairman, president, executive vice president, senior vice president, controller, chief financial officer, secretary, cashier or treasurer.

          4.10 Deposits. Except as set forth in Schedule 4.10, none of the Bank Deposits is a "brokered" deposit or subject to any encumbrance, legal restraint or other legal process and no portion of the Deposits represents a Deposit by an Affiliate of the Bank or over 5% shareholder of First Lancaster, except as set forth on Schedule 4.10, which lists such Deposits as of the date listed thereon.

          4.11 Properties. Except as described in Schedule 4.11 hereto or adequately reserved against in the First Lancaster Financial Statements, First Lancaster, the Bank and each First Lancaster Subsidiary have good and marketable title free and clear of all material liens, encumbrances, charges, defaults, or equities of whatever character to all of its properties, except for (i) such items shown in the First Lancaster Financial Statements, (ii) liens for current real estate taxes not yet delinquent, (iii) customary title exceptions that have no materials adverse effect upon the value of such property, (iv) property sold or transferred in the ordinary course of business since the date of such Financial Statements, and (v) pledges or liens incurred in the ordinary course of business consistent with past practices. All buildings, and all fixtures, equipment, and other property and assets that are material to the business of First Lancaster, the Bank and the First Lancaster Subsidiaries, taken as a whole, held under leases or subleases by First Lancaster, the Bank or any First Lancaster Subsidiary, are held under valid instruments enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be pending).

          4.12 First Lancaster Subsidiaries. Schedule 4.12 hereto lists all of the active and inactive First Lancaster Subsidiaries as of the date of this Merger Agreement and describes generally the business activities conducted, or permitted to be conducted, by each First Lancaster Subsidiary. No equity securities of any of the First Lancaster Subsidiaries are or may become required to be issued (other than to the Bank) by reason of any options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of any First Lancaster Subsidiary, and there are no contracts, commitments, understandings, or arrangements by which any First Lancaster Subsidiary is bound to issue (other than to the Bank) any additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. All of the shares of capital stock of each First Lancaster Subsidiary held by the Bank or by any First Lancaster Subsidiary are fully paid and nonassessable and are owned by the Bank or such First Lancaster Subsidiary free and clear of any claim, lien, or encumbrance of any nature whatsoever, whether perfected

                   AGREEMENT AND PLAN OF MERGER - Page 17
or not. Except as set forth on Schedule 4.12, neither the Bank nor any First Lancaster Subsidiary holds any interest in a partnership or joint venture of any kind.

          4.13 Condition of Fixed Assets and Equipment. Except as disclosed in Schedule 4.13 hereto, all of First Lancaster's, the Bank's and the First Lancaster Subsidiaries' buildings, structures and equipment in regular use are in good and serviceable condition, normal wear and tear excepted. None of the buildings, structures and equipment of First Lancaster, the Bank or any First Lancaster Subsidiary violates or fails to comply in any material respect with any applicable health, fire, environmental, safety, zoning or building laws or ordinances or any restrictive covenant pertaining thereto.

          4.14 Tax Matters.  Except as described in Schedule 4.14 hereto:

               (a) All federal, state, local, and foreign tax returns and information returns required to be filed by or on behalf of First Lancaster, the Bank and each First Lancaster Subsidiary have been timely filed or requests for extensions have been timely filed, granted, and have not expired for periods ended on or before the date of this Merger Agreement, and all returns filed are, and the information contained therein is, complete and accurate in all material respects. All tax obligations reflected in such returns have been paid or adequately provided for. As of the date of this Merger Agreement, to the best knowledge of First Lancaster and the Bank there is no audit examination, deficiency, or refund litigation or matter in controversy with respect to any taxes that might result in a determination materially adverse to First Lancaster, the Bank or any First Lancaster Subsidiary except as fully reserved for in the First Lancaster Financial Statements. All taxes, interest, additions, and penalties due with respect to completed and settled examinations or concluded tax litigation have been paid.

               (b) Neither First Lancaster, the Bank nor any First Lancaster Subsidiary has executed an extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect.

               (c) Adequate provision for any federal, state, local, or foreign taxes due or to become due for First Lancaster, the Bank and all First Lancaster Subsidiaries for all periods through and including June 30, 2000, has been made and is reflected on the June 30, 2000 financial statements included in the First Lancaster Financial Statements and has been and will continue to be made with respect to periods ending after June 30, 2000 and subsequent periods.

               (d) Deferred taxes of First Lancaster, the Bank and each First Lancaster Subsidiary have been and will be provided for in accordance with GAAP.

               (e) To the best knowledge of First Lancaster and the Bank, neither the Internal Revenue Service nor any foreign, state, local or other taxing authority is now asserting or threatening to assert against First Lancaster, the Bank or any First Lancaster Subsidiary any deficiency or claim for additional taxes, or interest thereon or penalties in connection therewith. All income, payroll, withholding, property, excise, sales, use, franchise and transfer taxes, and all other taxes, charges, fees, levies or other assessments, imposed upon First Lancaster or the Bank by the United States or by any state, municipality, subdivision or instrumentality of the United States or by any other taxing authority, including all interest, penalties or additions attributable thereto, which are due and payable by First Lancaster, the Bank or any First Lancaster Subsidiary, either have been paid in full, or have been properly accrued and reflected in the First Lancaster Financial Statements.

          4.15 Litigation. Except as set forth in Schedule 4.15 hereto, there is no action, suit or proceeding pending, or to the best knowledge of First Lancaster and the Bank, threatened against First Lancaster, the Bank or any First Lancaster Subsidiary before any court or arbitrator or any governmental body, agency or official, including, but not limited to, any action, suit or proceeding that (i) has been brought by or on behalf of any person employed or

                   AGREEMENT AND PLAN OF MERGER - Page 18
formerly employed by First Lancaster, the Bank or any First Lancaster Subsidiary or (ii) purports or seeks to enjoin or restrain the transactions contemplated by this Merger Agreement. Except as set forth on Schedule 4.15 there are no actions, suits, or proceedings pending or, to the best knowledge of First Lancaster and the Bank, threatened against any Officers or directors of First Lancaster, the Bank or any First Lancaster Subsidiary by any stockholder of First Lancaster, the Bank or any First Lancaster Subsidiary (or by any former stockholder of First Lancaster, the Bank or any First Lancaster Subsidiary) relating to or arising out of such person's status as a stockholder.

          4.16 Hazardous Materials.

               (a) To the best knowledge of First Lancaster and the Bank, First Lancaster, the Bank and all the First Lancaster Subsidiaries have obtained all material permits, licenses and other authorizations which are required to be obtained by them with respect to the Property (as defined herein) under all Applicable Environmental Laws (as defined herein). All Property (as defined herein) controlled, directly or indirectly, by First Lancaster, the Bank or any First Lancaster Subsidiary is in compliance with the terms and conditions of all of such permits, licenses and authorizations, and, to the best of knowledge of First Lancaster and the Bank, is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Applicable Environmental Laws (as defined herein) or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except as described in detail in Schedule 4.16 hereto, except for failures to comply which would not, in the aggregate, have a material adverse effect on First Lancaster and the Bank taken as a whole. For purposes hereof, the following terms shall have the following meanings:

                    "Applicable Environmental Laws" shall mean all federal, state, local and municipal environmental laws, rules or regulations to the extent applicable to the Property, including, but not limited to, (a) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. ("CERCLA"); (b) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. "RCRA"; (c) the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; (d) the Clean Air Act, 42 U.S.C. Section 7401 et seq.; (e) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1471 et seq.; (f) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (g) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (h) the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; (i) the Rivers and Harbours Act of 1899, 33 U.S.C. Section 401 et seq.; (j) the Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.; (k) the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; and (l) any rule, regulation, order, injunction, judgment, declaration or decree implementing or interpreting any of the foregoing Acts, as amended.

                    "Hazardous Substances" shall mean any substance, material, waste, or pollutant that is now (or prior to the Closing) listed, defined, characterized or regulated as hazardous, toxic or dangerous under or pursuant to any statute, law, ordinance, rule or regulation of any federal, state, regional, county or local governmental authority having jurisdiction over the Property of First Lancaster, the Bank or any First Lancaster Subsidiary or its use or operation, including, without limitation, (a) any substance, material, element, compound, mixture, solution, waste, chemical or pollutant listed, defined, characterized or regulated as hazardous, toxic or dangerous under any Applicable Environmental Laws, (b) petroleum, petroleum derivatives or by-products, and other hydrocarbons, (c) polychlorinated biphenyls (PCBs) in regulated concentrations, asbestos and urea formaldehyde, and (d) radioactive substances, materials or waste.

                    "Loan Property" means any property in which First Lancaster, the Bank or a First Lancaster Subsidiary holds a security interest.

                    "Property" means any real property owned, controlled, leased or held by First Lancaster, the Bank or a First Lancaster Subsidiary, in whole or in part, solely or in a joint venture or other business

                   AGREEMENT AND PLAN OF MERGER - Page 19
arrangement, either for operational or investment purposes, and whether assigned, purchased, or obtained through foreclosure (or similar action) or in satisfaction of debts previously contracted.

               (b) In addition, except as set forth in Schedule 4.16(b) hereto:

                    (i) No notice, notification, demand, request for information, citation, summons or order has been received by First Lancaster or the Bank, no complaint has been filed and served on the Bank, no penalty has been assessed on First Lancaster or the Bank and to the best knowledge of First Lancaster and the Bank no investigation or review is pending by any governmental or other entity with respect to any alleged failure by First Lancaster, the Bank or any First Lancaster Subsidiary to have any permit, license or authorization required in connection with the conduct of the business of First Lancaster, the Bank or any First Lancaster Subsidiary with respect to any generation, treatment, storage, recycling, transportation, release or disposal, or any release as defined in 42 U.S.C. Section 9601(22) ("Release"), of any Hazardous Substances at any Property or any Loan Property;

                    (ii) To the best of knowledge of First Lancaster and the Bank, no Property or Loan Property has received or held any Hazardous Substances in such amount and in such manner as to constitute a violation of the Applicable Environmental Laws, except where such violations in the aggregate would not have a material adverse effect on First Lancaster and the Bank taken as a whole, and no Hazardous Substances have been Released or disposed of on, in or under any of the Property during or prior to First Lancaster's, the Bank's or any First Lancaster Subsidiary's occupancy thereof, or during or prior to the occupancy thereof by any assignee or sublessee of the Bank or any First Lancaster Subsidiary, except in compliance with all Applicable Environmental Laws; and

                   (iii) To the best knowledge of First Lancaster and the Bank, there are no underground storage tanks for Hazardous Substances, active or abandoned, at any Property, which are in violation of any Applicable Environmental Laws.

               (c) Neither First Lancaster, the Bank nor any Affiliate of First Lancaster has knowingly transported or arranged for the transportation of any Hazardous Substances to any location which is listed on the National Priorities List under CERCLA, or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the owner of the Property for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

               (d) No Hazardous Substances have been knowingly generated, recycled, treated, stored, disposed of or Released by, First Lancaster, the Bank or any Affiliate of First Lancaster in violation of Applicable Environmental Laws.

               (e) To the best knowledge of First Lancaster and the Bank, no oral or written notification of a Release of Hazardous Substances has been given or filed by or on behalf of First Lancaster, the Bank or any Affiliate of First Lancaster relating to any Property and no Property is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA.

               (f) To the best knowledge of First Lancaster and the Bank, there are no liens arising under or pursuant to any Applicable Environmental Laws on any Property, and no government actions have been taken or, to the best knowledge of First Lancaster and the Bank, threatened, or are in process which could subject any Property to such liens and none of the Property would be required to place any notice or restriction relating to the presence of Hazardous Substances at any Property in any deed to such Property.

                   AGREEMENT AND PLAN OF MERGER - Page 20

               (g) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of First Lancaster, the Bank or any Affiliate of First Lancaster and the Bank in relation to any Property, which have not been made available to CKF Bancorp.

               (h) Neither First Lancaster nor the Bank is aware of any facts which might suggest that First Lancaster, the Bank or any First Lancaster Subsidiary has engaged in any management practice with respect to any of its past or existing borrowers which could reasonably be expected to subject First Lancaster, the Bank or any First Lancaster Subsidiary or any Property or Loan Property to any material liability under any Applicable Environmental Laws.

          4.17 Insurance. First Lancaster, the Bank and all of First Lancaster's and the Bank's material assets, businesses, real property and other material properties are insured against fire, casualty, theft, liability, loss, interruption, title and such other events against which it is customary in the banking industry to insure, all such insurance policies being in amounts that are adequate and consistent with past practice and experience. Set forth on Schedule 4.17 is a list of all insurance policies (excluding policies maintained on one- to four-family residential properties acquired through foreclosure) maintained by or for the benefit of First Lancaster, the Bank or any of the First Lancaster Subsidiaries or their respective directors, Officers, employees or agents. All such insurance policies are in full force and effect. Each of First Lancaster, the Bank and the First Lancaster Subsidiaries has taken or will take all requisite action (including without limitation the making of claims and the giving of notices) pursuant to its directors' and officers' liability insurance policy or policies in order to preserve all rights thereunder with respect to all matters (other than matters arising in connection with this Merger Agreement and the transactions contemplated hereby) occurring prior to the Effective Time that are known to First Lancaster or the Bank. To the best knowledge of First Lancaster and the Bank, since July 1, 1995, neither First Lancaster, the Bank nor any of the First Lancaster Subsidiaries has had an insurance policy canceled or been denied insurance coverage for which any of such companies has applied. The fidelity bonds in effect as to which the Bank is a named insured are believed by First Lancaster and the Bank to be sufficient.

          4.18 Labor and Employment Matters.  Except as reflected in Schedule
4.18 hereto, there is no (i) collective bargaining agreement or other labor agreement to which First Lancaster, the Bank or any First Lancaster Subsidiary is a party or by which any of them is bound; (ii) employment, profit sharing, deferred compensation, bonus, stock option, purchase, retainer, consulting, retirement, welfare or incentive plan or contract to which First Lancaster, the Bank or any First Lancaster Subsidiary is a party or by which it is bound; or (iii) plan or agreement under which "fringe benefits" (including, but not limited to, vacation plans or programs, sick leave plans or programs and related benefits) are afforded any of the employees of First Lancaster, the Bank or any First Lancaster Subsidiary. Neither First Lancaster nor the Bank has received any notice that any party to any such agreement, plan or contract is in default with respect to any material term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration of any obligation of any party thereto. Neither First Lancaster, the Bank nor any First Lancaster Subsidiary has received notice from any governmental agency of any alleged violation of applicable laws that remains unresolved respecting employment and employment practices, terms and conditions of employment and wages and hours. First Lancaster, the Bank and each First Lancaster Subsidiary have complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those related to its employment practices, employee disabilities, wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate governmental authorities, and First Lancaster, the Bank and each First Lancaster Subsidiary have withheld and paid to the appropriate governmental authorities or are holding for payment not yet due to such authorities, all amounts required to be withheld from the employees of First Lancaster, the Bank and each First Lancaster Subsidiary and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing. Except as set forth in Schedule 4.18, there is no: unfair labor practice complaint against First Lancaster, the Bank or any First Lancaster Subsidiary pending before the National Labor Relations Board or any state or local agency; pending labor strike or, to the best of knowledge of First Lancaster and the Bank, other labor trouble affecting First Lancaster,

                   AGREEMENT AND PLAN OF MERGER - Page 21
the Bank or any First Lancaster Subsidiary; labor grievance pending against First Lancaster, the Bank or any First Lancaster Subsidiary; to the best knowledge of First Lancaster and the Bank, pending representation question respecting the employees of First Lancaster, the Bank or any First Lancaster Subsidiary; pending arbitration proceedings arising out of or under any collective bargaining agreement to which First Lancaster, the Bank or any First Lancaster Subsidiary is a party, or to the best knowledge of First Lancaster and the Bank, any basis for which a claim may be made under any collective bargaining agreement to which First Lancaster, the Bank or any First Lancaster Subsidiary is a party.

          4.19 Records and Documents. The Records of First Lancaster and the Bank are and will be sufficient to enable the Bank to continue conducting its business as a federal savings bank under similar standards as First Lancaster and the Bank has heretofore conducted such business.

          4.20 Capitalization of First Lancaster. The authorized capital stock of First Lancaster consists of 3,000,000 shares of Common Stock having a par value of $.01 per share and 500,000 shares of preferred stock having a par value of $.01 per share. As of the date of this Merger Agreement, 840,328 shares of the First Lancaster Common Stock were issued and outstanding, 118,484 shares of the First Lancaster Common Stock were held by First Lancaster as treasury stock and no shares of the preferred stock were issued and outstanding. All of the outstanding First Lancaster Common Stock is validly issued, fully-paid and nonassessable and has not been issued in violation of any preemptive rights of any First Lancaster Shareholder. Except as described on Schedule 4.20 hereto, as of the date hereof, there are no outstanding securities or other obligations which are convertible into First Lancaster Common Stock or into any other equity or debt security of First Lancaster, and there are no outstanding options, warrants, rights, scrip, rights to subscribe to, calls or other commitments of any nature which would entitle the holder, upon exercise thereof, to be issued First Lancaster Common Stock or any other equity or debt security of First Lancaster. Accordingly, immediately prior to the Effective Time, there will be not more than 833,755 shares of First Lancaster Common Stock issued and outstanding, which includes the shares of First Lancaster Common Stock awarded under the First Lancaster MRP but excludes shares issued subsequent to the date of this Merger Agreement pursuant to the exercise of First Lancaster Options under the First Lancaster Option Plan. The foregoing does not include, however, the 6,573 ungranted
MRP shares that are outstanding and held in the trust created under the First Lancaster MRP.

          4.21 Capitalization of the Bank. The authorized capital stock of the Bank consists of 3,000,000 shares of common stock having a par value of $.01 per share (the "Bank Common Stock") and 500,000 shares of preferred stock having a par value of $.01 per share. As of the date of this Merger Agreement, 100,000 shares of the Bank Common Stock were issued and outstanding, no shares of the Bank Common Stock were held by the Bank as treasury stock and no shares of the preferred stock were issued and outstanding. Except as set forth in Schedule 4.21, all of the outstanding Bank Common Stock is held beneficially and of record by First Lancaster, free and clear of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever. All of the outstanding Bank Common Stock is validly issued, fully-paid and nonassessable and has not been issued in violation of any preemptive rights of any Bank Shareholder. As of the date hereof, there are no outstanding securities or other obligations which are convertible into the Bank Common Stock or into any other equity or debt security of the Bank, and there are no outstanding options, warrants, rights, scrip, rights to subscribe to, calls or other commitments of any nature which would entitle the holder, upon exercise thereof, to be issued the Bank Common Stock or any other equity or debt security of the Bank.

          4.22 Sole Agreement. With the exception of this Merger Agreement, neither First Lancaster, the Bank nor any First Lancaster Subsidiary has been or will become a party to any letter of intent or agreement to sell or purchase assets (other than in the normal course of its business). Except as described in Schedule 4.22 hereto, there are no (nor will there be at the Effective Time any) shares of capital stock or other equity securities of the Bank outstanding, except for shares of the Bank Common Stock presently issued and outstanding, and there are no (nor will there be at the Effective Time any) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital

                   AGREEMENT AND PLAN OF MERGER - Page 22
stock of the Bank, or contracts, commitments, understandings, or arrangements by which the Bank is or may be bound to issue additional shares of their capital stock or options, warrants, or rights to purchase or acquire any additional shares of their capital stock. There are no (nor will there be at the Effective Time any) contracts, commitments, understandings, or arrangements by which the Bank or any First Lancaster Subsidiary is or may be bound to transfer or issue to any third party any shares of the capital stock of any First Lancaster Subsidiary, and there are no (nor will there be at the Effective Time any) contracts, agreements, understandings or commitments relating to the right of the Bank to vote or to dispose of any such shares.

          4.23 Disclosure. The information concerning, and representations and warranties made by, First Lancaster and the Bank set forth in this Merger Agreement, or in the Schedules of First Lancaster and the Bank hereto, or in any document, statement, certificate or other writing furnished or to be furnished by First Lancaster and the Bank to CKF Bancorp pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein necessary to make the statements and facts contained herein, in light of the circumstances in which they were or are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to CKF Bancorp by First Lancaster and the Bank pursuant hereto were or will be complete and accurate copies of such documents.

          4.24 Absence of Undisclosed Liabilities.  Except as described in
Schedule 4.24 hereto, neither First Lancaster, the Bank nor any First Lancaster Subsidiary has any obligation or liability (contingent or otherwise) that is material to the financial condition or operations of First Lancaster, the Bank or any First Lancaster Subsidiary, or that, when combined with all similar obligations or liabilities, would be material to the financial condition or operations of First Lancaster, the Bank or any First Lancaster Subsidiary (i) except as disclosed in the First Lancaster Financial Statements or (ii) except obligations or liabilities incurred in the ordinary course of its business consistent with past practices or (iii) except as contemplated under this Merger Agreement. Since June 30, 2000, neither First Lancaster, the Bank nor any First Lancaster Subsidiary has incurred or paid any obligation or liability which would be material to the financial condition or operations of First Lancaster, the Bank or such First Lancaster Subsidiary, except for obligations paid by the Bank under the terms of this Merger Agreement (all such obligations or payments are fully described by the Bank in Schedule 4.24 hereto) or in connection with transactions made by it in the ordinary course of its business consistent with past practices, laws and regulations applicable to the Bank or any First Lancaster Subsidiary.

          4.25 Allowance for Loan Losses. The allowance for loan losses shown on the First Lancaster Financial Statements is (with respect to periods ended on or before June 30, 2000) or will be (with respect to periods ending subsequent to June 30, 2000) adequate in the opinion of management of First Lancaster and the Bank in all respects to provide for anticipated losses inherent in loans outstanding or for commitments to extend credit or similar off-balance sheet items (including accrued interest receivable) as of the dates thereof and is in compliance with the requirements of GAAP. Except as disclosed in Schedule 4.25 hereto, as of the date thereof, the Bank does not have any loan which has been criticized or classified by bank examiners representing any Regulatory Authority as "Special Mention," "Substandard," "Doubtful" or "Loss" or as a "Potential Problem Loan."

     The allowance for possible losses on real estate owned ("REO") shown on the First Lancaster Financial Statements is (with respect to periods ended on or before June 30, 2000) or will be (with respect to periods ending subsequent to June 30, 2000) in the opinion of management of First Lancaster and the Bank adequate in all respects to provide for anticipated losses inherent in REO or held by First Lancaster or any First Lancaster Subsidiary and the net book value of REO on the Balance Sheet of the First Lancaster Financial Statements is the fair value of the REO in accordance with Statement of Position 92-3.

                   AGREEMENT AND PLAN OF MERGER - Page 23

          4.26 Compliance with Laws. First Lancaster, the Bank and each First Lancaster Subsidiary:

               (a) Is in compliance with all laws, rules, regulations, reporting and licensing requirements, and orders applicable to its business or employees conducting its business (including, but not limited to, those relating to consumer disclosure and currency transaction reporting) the breach or violation of which would or could reasonably be expected to have a material adverse effect on the financial condition or operations of First Lancaster, the Bank or any First Lancaster Subsidiary, or which would or could reasonably be expected to subject First Lancaster, the Bank or any First Lancaster Subsidiary or any of its directors or officers to civil money penalties;

               (b) Has received no notification or communication from any agency or department of federal, state, or local government or any of the Regulatory Authorities, or the staff thereof (i) asserting that First Lancaster, the Bank or any First Lancaster Subsidiary is or may not be in compliance with any of the statutes, rules, regulations, or ordinances which such governmental authority or Regulatory Authority enforces, which, as a result of such noncompliance, would result in a material adverse impact on First Lancaster, the Bank or any First Lancaster Subsidiary, (ii) threatening to revoke any license, franchise, permit, or governmental authorization which is material to the financial condition or operations of First Lancaster, the Bank or any First Lancaster Subsidiary, or (iii) requiring First Lancaster, the Bank or any First Lancaster Subsidiary to enter into a cease and desist order, consent, agreement, or memorandum of understanding; and

               (c) Is in material compliance with the applicable provisions of the CRA and the regulations promulgated thereunder, and the Bank currently has a CRA rating of satisfactory or better. To the best knowledge of First Lancaster and the Bank, there is no fact or circumstance or set of facts or circumstances which would cause the Bank to fail to comply with such provisions or cause the CRA rating of the Bank to fall below satisfactory.

          4.27 Absence of Regulatory Actions. Neither First Lancaster, the Bank nor any of the First Lancaster Subsidiaries is a party to any cease and desist order, written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any written order or directive by, or is a recipient of any extraordinary supervisory letter from, or, since July 1, 1995, has adopted any board resolutions at the request of, federal or state governmental authorities charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank and/or savings and loan deposits nor has it been advised by any such governmental authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar undertaking.

          4.28 Employee Benefit Plans.

               (a) First Lancaster and the Bank have previously provided to CKF Bancorp true and complete copies of each "employee pension benefit plan," as defined in Section 3(2) of ERISA which is subject to any provision of ERISA and covers any employee, whether active or retired, of First Lancaster, the Bank or any First Lancaster Subsidiary or any other entity which is a member of a controlled group or is under common control with First Lancaster, the Bank or any First Lancaster Subsidiary in the manner defined and further described in Section 414(b), (c), (m), or (o) of the Internal Revenue Code. Such plans are hereinafter referred to collectively as the "Employee Pension Benefit Plans", and each such Employee Pension Benefit Plan is listed in
Schedule 4.28(a) hereto. First Lancaster and the Bank have also provided to CKF Bancorp true and complete copies of all trust agreements, collective bargaining agreements, and insurance contracts related to such Employee Pension Benefit Plans.

               To the best knowledge of First Lancaster and the Bank, each Employee Pension Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code is so qualified and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Internal Revenue Code. Copies of the latest

                   AGREEMENT AND PLAN OF MERGER - Page 24
determination letters concerning the qualified status of each Employee Pension Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code have been provided to CKF Bancorp.

               Each of the Employee Pension Benefit Plans has been operated in material conformity with the written provisions of the applicable plan documents which have been delivered to CKF Bancorp and in material compliance with the requirements prescribed by all statutes, orders, rules, and regulations including, but not limited to, ERISA and the Internal Revenue Code, which are applicable to such Employee Pension Benefit Plans. To the extent that the operation of an Employee Pension Benefit Plan by First Lancaster or the Bank has deviated from the written provisions of the plan, such material operational deviations have been disclosed in Schedule 4.28(a) hereto.

               With respect to Employee Pension Benefit Plans which are subject to the annual report requirement of ERISA or to the annual return requirements of the Internal Revenue Code, all required annual reports and annual returns, or such other documents as may have been required as alternative means of compliance with the annual report requirement, have been completely and timely filed. Copies of all such annual returns/reports, including all attachments and Schedules, for the three (3) plan years immediately preceding the current date have been delivered to CKF Bancorp. With respect to Employee Pension Benefit Plans which complied with the annual return requirement by satisfaction of an alternate compliance method, any documents required to be filed with the Department of Labor in satisfaction of such requirements have been provided to CKF Bancorp.

               With respect to all Employee Pension Benefit Plans which are subject to the summary plan description requirement of ERISA Section 102, all such summary plan descriptions as were required to be filed with the Department of Labor and distributed to participants and beneficiaries have been filed and timely distributed. Copies of all such summary plan descriptions have been delivered to CKF Bancorp. No Employee Pension Benefit Plan constitutes a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA.

               No Employee Pension Benefit Plan subject to Part 3 of Subtitle B of ERISA or Section 412 of the Internal Revenue Code, or both, has incurred an "accumulated funding deficiency" within the meaning of Internal Revenue Code Section 412, whether or not waived. All required contributions to all Employee Pension Benefit Plans have been timely made. Any penalties or taxes which have been incurred by First Lancaster, the Bank or any First Lancaster Subsidiary or by any Employee Pension Benefit Plan with respect to the timing or amount of payment of any contribution to an Employee Pension Benefit Plan have been timely paid. The limitations of Internal Revenue Code Section 415 have not been exceeded with respect to any Employee Pension Benefit Plan or combination of such plans to which such limitations apply.

               No "reportable event" (as described in Section 4043(b) of ERISA) has occurred with respect to any Employee Pension Benefit Plan. To the best knowledge of First Lancaster and the Bank, no Employee Pension Benefit Plan or any trust created thereunder, nor any "disqualified person" with respect to the plan (as defined in Section 4975 of the Internal Revenue Code), has engaged in a "prohibited transaction", as such term is defined in Section 4975 of the Internal Revenue Code, which could subject such Employee Pension Benefit Plan, any such trust or any such disqualified person to liability under Title I of ERISA or to the imposition of any tax under Section 4975 of the Internal Revenue Code.

               No condition exists with regard to any Employee Pension Benefit Plan which constitutes grounds for the termination of such plan pursuant to
Section 4042 of ERISA.

               No tax has been, or is reasonably anticipated to be imposed on First Lancaster or the Bank under the Internal Revenue Code due to the operation of an Employee Pension Benefit Plan sponsored by First Lancaster, the Bank or any First Lancaster Subsidiary which is or is intended to be an employee stock ownership plan ("ESOP").

                   AGREEMENT AND PLAN OF MERGER - Page 25

               Except as disclosed in Schedule 4.28(a) hereto, all Employee Pension Benefit Plans were in effect for substantially all of calendar year 2000. Except as disclosed on Schedule 4.28(a) hereto, there has been no material amendment of any such plans (other than amendments required to comply with applicable law) or material increase in the cost of maintaining such plans or providing benefits thereunder on or after the last day of the plan year which ended in calendar year 2000 for each such Employee Pension Benefit Plan.

               First Lancaster and the Bank have provided to CKF Bancorp copies of the annual actuarial valuation or allocation report for each Employee Pension Benefit Plan for the three (3) plan years for such plan immediately preceding the current date. With regard to Employee Pension Benefit Plans which are not intended to be qualified under Section 401(a) of the Internal Revenue Code, copies of financial statements or reports containing information regarding the expense of maintaining any such Employee Pension Benefit Plan for the three (3) plan years preceding the current date have been delivered to CKF Bancorp.

               First Lancaster and the Bank have provided to CKF Bancorp copies of all filings regarding the Employee Pension Benefit Plans which have been made with the Regulatory Authorities for the three (3) plan years preceding the current date.

               (b) First Lancaster and the Bank have furnished to CKF Bancorp true and complete copies of each "Employee Welfare Benefit Plan" as defined in
Section 3(1) of ERISA, which is subject to any provision of ERISA and covers any employee, whether active or retired, of First Lancaster, the Bank or any First Lancaster Subsidiary or members of a controlled group or entities under common control with First Lancaster, the Bank or the First Lancaster Subsidiaries in the manner defined and further described in Section 414(b),
(c), (m), or (o) of the Internal Revenue Code. Such plans are hereinafter referred to collectively as the "Employee Welfare Benefit Plans", and each such Employee Welfare Benefit Plan is listed in Schedule 4.28(b) hereto.

               First Lancaster and the Bank have also provided to CKF Bancorp true and complete copies of documents establishing such Employee Welfare Benefit Plans (including funding instruments), including but not limited to, trust agreements, cafeteria plans (pursuant to Internal Revenue Code Section
125), and voluntary employee beneficiary associations (pursuant to Internal Revenue Code Section 501(c)(9)). Each of the Employee Welfare Benefit Plans has been operated in all material respects by First Lancaster and the Bank in conformity with the written provisions of the plan documents which have been delivered to CKF Bancorp and in material compliance with the requirements prescribed by all statutes, orders, rules, and regulations including, but not limited to, ERISA and the Internal Revenue Code, which are applicable to such Employee Welfare Benefit Plans. Any material deviation in the operation of such plans by First Lancaster or the Bank from the requirements of the plan documents or of applicable laws have been listed in Schedule 4.28(b) hereto. First Lancaster and the Bank have provided any notification required by law to any participant covered under any Employee Welfare Benefit Plan which has failed to comply with the requirements of any Internal Revenue Code section which results in the imposition of a tax on benefits provided to such participants under such plan.

               With respect to all Employee Welfare Benefit Plans which are subject to the annual report requirement of ERISA Section 103 or to the annual return requirement of Internal Revenue Code Section 6039D, all annual reports and annual returns as were required to be filed pursuant to such sections have been timely filed. Copies of all such annual returns/reports, including all attachments and Schedules, for the three (3) plan years immediately preceding the current date for all plans subject to such requirements have been delivered to CKF Bancorp. With respect to all Employee Welfare Benefit Plans which are subject to the summary plan description requirement of ERISA Section 102, all such summary plan descriptions as were required to be filed with the Department of Labor and distributed to participants and beneficiaries have been timely filed and distributed. Copies of all such summary plan descriptions have been delivered to CKF Bancorp.

                   AGREEMENT AND PLAN OF MERGER - Page 26

               Except as disclosed in Schedule 4.28(b) hereto, all Employee Welfare Benefit Plans which are in effect were in effect for substantially all of calendar year 2000. Except as disclosed in Schedule 4.28(b) hereto, there has been with respect to such Employee Welfare Benefit Plans no material amendment thereof or material increase in the cost thereof or benefits payable thereunder on or after January 1, 2000.

               To the best knowledge of First Lancaster and the Bank, no Employee Welfare Benefit Plan or any trust created thereunder, nor any "party in interest" with respect to the plan (as defined in Section 3(14) of ERISA), has engaged in a "prohibited transaction," as such term is defined in Section 406 of ERISA, which could subject such Employee Welfare Benefit Plan, any such trust, or any party in interest to the imposition of a penalty for such prohibited transaction under Section 502(i) of ERISA. The Department of Labor has not assessed any such penalty or served notice to First Lancaster, the Bank or any First Lancaster Subsidiary that such a penalty may be imposed upon any Employee Welfare Benefit Plan.

               Neither First Lancaster, the Bank nor any First Lancaster Subsidiary has failed to make any contribution to, or pay any amount due and owing by First Lancaster, the Bank or a First Lancaster Subsidiary under the terms of, an Employee Welfare Benefit Plan. Except as disclosed in Schedule 4.28(b) hereto, no claims have been incurred with respect to any Employee Welfare Benefit Plan which may, to the best knowledge of First Lancaster and the Bank, constitute a liability for First Lancaster, the Bank or any First Lancaster Subsidiary after the application of any insurance, trust or other funds which are applicable to the payment of such claims.

               Except as disclosed in Schedule 4.28(b) hereto, to the best knowledge of First Lancaster and the Bank no condition exists that could subject any Employee Welfare Benefit Plan or any person (other than a person for whom neither First Lancaster, the Bank nor any First Lancaster Subsidiary is directly or indirectly responsible) to liabilities, damages, losses, taxes, or sanctions that arise under Section 4980B of the Internal Revenue Code or Sections 601 through 609 of ERISA for failure to comply with the continuation health care coverage requirements of ERISA Sections 601 through 609 and Internal Revenue Code Section 4980B with respect to any current or former employee of First Lancaster, the Bank or any First Lancaster Subsidiary, or the beneficiaries of such employee.

               Except as disclosed on Schedule 4.28(b), no Employee Welfare Benefit Plan provides coverage of, or benefits for, persons who are not actual employees of First Lancaster or the Bank, other than as required by Section 4980B of the Internal Revenue Code or Sections 601 through 609 of ERISA.

               (c) First Lancaster and the Bank have furnished to CKF Bancorp true and complete copies and/or descriptions of each plan or arrangement maintained or otherwise contributed to by First Lancaster, the Bank or any First Lancaster Subsidiary which is not an Employee Pension Benefit Plan and is not an Employee Welfare Benefit Plan and which (exclusive of base salary and base wages) provides for any form of current or deferred compensation, bonus, stock option, profit sharing, retirement, group health or insurance, welfare benefits, fringe benefits, or similar plan or arrangement for the benefit of any employee or class of employees, whether active or retired, or independent contractors of First Lancaster, the Bank or any First Lancaster Subsidiary. Such plans and arrangements shall collectively be referred to herein as "Benefit Arrangements" and all such Benefit Arrangements of First Lancaster, the Bank and the First Lancaster Subsidiaries are listed on
Schedule 4.28(c) hereto. Except as disclosed in Schedule 4.28(c) hereto, there are no other Benefit Arrangements of First Lancaster and the Bank and all Benefit Arrangements which are in effect were in effect for substantially all of calendar year 2000. Except as disclosed in Schedule 4.28(c) hereto, there has been with respect to Benefit Arrangements no material amendment thereof or material increase in the cost thereof or benefits payable thereunder on or after January 1, 2000. There has been no material increase in the base salary and wage levels of officers and employees of First Lancaster, the Bank or any First Lancaster Subsidiary and, except in the ordinary course of business or as contemplated by this Merger Agreement, no change in the terms or conditions of employment (including severance benefits) compared, in each case, to those prevailing for substantially all of calendar year 2000. Except as disclosed in Schedule 4.28(c) hereto, there has been no material increase in the compensation of, or benefits payable to, any senior executive employee of First Lancaster,

                   AGREEMENT AND PLAN OF MERGER - Page 27
the Bank or any First Lancaster Subsidiary on or after January 1, 2000, nor has any employment, severance, or similar contract been entered into with any such employee, nor has any amendment to any such contract been made on or after January 1, 2000.

               With respect to all Benefit Arrangements which are subject to the annual return requirement of Internal Revenue Code Section 6039D, all annual returns as were required to be filed have been timely filed. Copies of all such annual returns for the three (3) plan years immediately preceding the current date have been delivered to CKF Bancorp.

               (d) Listed in Schedule 4.28(d) hereto are all Employee Pension Benefit Plans, Employee Welfare Benefit Plans, and Benefit Arrangements which provide compensation or benefits which become effective upon a change in control of First Lancaster, the Bank or any First Lancaster Subsidiary, including, but not limited to, additional compensation or benefits, or acceleration in the amount or timing of payment of compensation or benefits which had become effective prior to the date of such acceleration. Schedule 4.28(d) also includes in reasonable detail, to the extent such benefits can be calculated as of the date of this Merger Agreement and a description of benefits that cannot be so calculated, the payments and benefits due at Closing under First Lancaster's employment agreements, change in control agreements, supplemental executive retirement plan, directors' retirement plan and defined benefit plan. Except as disclosed in Schedule 4.28(d) hereto, there is no Employee Pension Benefit Plan, Employee Welfare Benefit Plan, or Benefit Arrangement covering any employee of First Lancaster, the Bank or any First Lancaster Subsidiary which individually or collectively could give rise to the payment of any amount which would constitute an "excess parachute payment", as such term is defined in Section 280G of the Internal Revenue Code and Regulations proposed pursuant to that section.

               (e) Except as described in Schedule 4.28(e) hereto, each Employee Pension Benefit Plan, Employee Welfare Benefit Plan, or Benefit Arrangement and each personal services contract, fringe benefit, consulting contract or similar arrangement with or for the benefit of any Officer, director, employee, or other person may be terminated by First Lancaster or the Bank within a period of no more than thirty (30) days following the Effective Time of the Merger, without payment of any amount as a penalty, bonus, premium, severance pay, or other compensation for such termination. No limitation on the right to terminate any such plan has been communicated by First Lancaster, the Bank or any First Lancaster Subsidiary to employees, former employees, or retirees who are or may be participants in or beneficiaries of such plans or arrangements.

               (f) Except as disclosed in Schedule 4.28(f) hereto, neither First Lancaster, the Bank nor any First Lancaster Subsidiary has received notice from any governmental agency regarding an audit, examination or other inquiry, or of any alleged violation of applicable laws or of any prospective audit or other investigation for the purpose of reviewing compliance with applicable laws with respect to any Employee Pension Benefit Plan, Employee Welfare Benefit Plan or Benefit Arrangement.

               Except as disclosed in Schedule 4.28(f) hereto, no suits, actions, or claims have been filed in any court of law or with any governmental agency regarding the operation of any Employee Pension Benefit Plan, Employee Welfare Benefit Plan, or Benefit Arrangement and no such additional suits, actions, or claims are, to the best knowledge of First Lancaster and the Bank, anticipated to be filed.

          4.29 Material Contracts.

               (a) Except as set forth on Schedule 4.29 (and with a true and correct copy of the document or other item in question attached to such Schedule), neither First Lancaster, the Bank nor any First Lancaster Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

                   AGREEMENT AND PLAN OF MERGER - Page 28

                    (i) any agreement, arrangement or commitment (A) not made in the ordinary course of business or (B) pursuant to which First Lancaster, the Bank or any First Lancaster Subsidiary is or may become obligated to invest in or contribute capital to any First Lancaster Subsidiary or any other entity;

                   (ii) any agreement, indenture or other instrument not disclosed in the First Lancaster Financial Statements relating to the borrowing of money by First Lancaster, the Bank or any First Lancaster Subsidiary or the guarantee by First Lancaster, the Bank or any First Lancaster Subsidiary of any such obligation (other than trade payables or instruments related to transactions entered into in the ordinary course of business by any First Lancaster Subsidiary, such as deposits, Fed Funds borrowings and repurchase\ agreements);

                  (iii) any contract, agreement or understanding with any labor union or collective bargaining organization;

                   (iv) any contract containing covenants which limit the ability of First Lancaster, the Bank or any First Lancaster Subsidiary to compete in any line of business or with any person or containing any restriction of the geographical area in which, or method by which, First Lancaster, the Bank or any First Lancaster Subsidiary may carry on its business (other than as may be required by law or any applicable Regulatory Authority);

                    (v) any contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K promulgated by the SEC;

                   (vi) any lease with annual rental payments aggregating $10,000 or more;

                  (vii) consulting agreement (other than data processing, software programming and licensing contracts entered into in the ordinary course of business) involving the payment of more than $10,000 per annum;

                 (viii) any agreement with any executive officer or other key employee of First Lancaster, the Bank or any First Lancaster Subsidiary the benefits of which are contingent, or the terms of which are materially altered or any payments or rights are accelerated, upon the occurrence of a transaction involving First Lancaster, the Bank or any of the First Lancaster Subsidiaries of the nature contemplated by this Merger Agreement;

                   (ix) any agreement with respect to any executive officer of First Lancaster, the Bank or any First Lancaster Subsidiary providing any term of employment or compensation guarantee extending for a period longer than one year and for the payment of in excess of $50,000 per annum; or

                    (x) any agreement with any director or executive officer of First Lancaster or the Bank or any First Lancaster Subsidiary providing for indemnification of such person; or

                   (xi) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Merger Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Merger Agreement.

               (b) Except as disclosed on Schedule 4.29, to the best knowledge of First Lancaster and the Bank, no Officer or director of First Lancaster, the Bank or any "associate" (as such term is defined in Rule 12b-2

                   AGREEMENT AND PLAN OF MERGER - Page 29
under the 1934 Act) of any such officer or director, has any material interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of First Lancaster, the Bank or any of the First Lancaster Subsidiaries.

          4.30 Material Contract Defaults. Neither First Lancaster, the Bank nor any First Lancaster Subsidiary is in default in any respect under any contract, agreement, commitment, arrangement, lease, insurance policy, or other instrument to which it is a party or by which its respective assets, business, or operations may be bound or affected or under which it or its respective assets, business, or operations receives benefits, and which default is reasonably expected to have either individually or in the aggregate a material adverse effect on the condition (financial or other) of First Lancaster, the Bank or any First Lancaster Subsidiary, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

          4.31 Reports. Since January 1, 1995, First Lancaster and the Bank have filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with (i) the SEC; (ii) the OTS; and (iii) any other applicable federal or state securities or banking authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all of the requirements of their respective forms and all of the statutes, rules, and regulations enforced or promulgated by the Regulatory Authority with which they were filed. All such reports were true and complete in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. First Lancaster and the Bank have previously provided to CKF Bancorp true and correct copies of all such reports and any amendments thereto filed by First Lancaster or the Bank after January 1, 1995.

          4.32 Statements True and Correct. None of the information prepared by, or on behalf of, First Lancaster, the Bank or any First Lancaster Subsidiary regarding First Lancaster, the Bank or any First Lancaster Subsidiary included in the Proxy Statement mailed to First Lancaster's shareholders in connection with the Shareholders Meeting, and any other documents filed with the OTS, the SEC or any other Regulatory Authority in connection with the transaction contemplated herein (if applicable), will be, at the respective times such documents are filed, and, with respect to the Proxy Statement, when first mailed to the shareholders of First Lancaster, shall not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the Shareholders Meeting, false or misleading with respect to any material fact, or omit to state any material fact necessary to make any statements therein, in light of the circumstances under which they were made, not misleading.

          4.33 Brokers and Finders. Except as set forth in Schedule 4.33, neither First Lancaster, the Bank nor any First Lancaster Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for First Lancaster, the Bank or any First Lancaster Subsidiary, in connection with this Merger Agreement or the transactions contemplated hereby.

          4.34 Derivatives Contracts; Structured Notes; Etc. Neither First Lancaster, the Bank nor any First Lancaster Subsidiary is a party to or has agreed to enter into an exchange traded or over-the-counter equity, interest rate, foreign exchange or other swap, forward, future, option, cap, floor or collar or any other contract that is not included on the balance sheet and is a derivative contract (including various combinations thereof) (each a "Derivatives Contract") or owns securities that (1) are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives" or (2) are likely to have changes in value as a result of interest or exchange rate changes that significantly exceed normal changes in value attributable to interest

                   AGREEMENT AND PLAN OF MERGER - Page 30
or exchange rate changes, except for those Derivatives Contracts and other instruments legally purchased or entered into in the ordinary course of business, consistent with safe and sound banking practices and regulatory guidance, and listed (as of the date hereof) on Schedule 4.34.

          4.35 Loans. To the best knowledge of the Bank, with respect to each loan owned by the Bank in whole or in part: (i) the note and any related mortgage are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms; (ii) neither the Bank nor any prior holder of a loan has modified the related documents in any material respect or satisfied, canceled or subordinated such mortgage or note except as otherwise disclosed by documents in the applicable loan file; (iii) the Bank is the sole holder of legal and beneficial title to each loan (or the Bank's applicable participation interest), as applicable and there has not been any assignment or pledge of any loan; and (iv) the note, mortgage and any other collateral documents, copies of which are included in the loan files, are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as disclosed by documents in the applicable loan file.

          4.36 Anti-takeover Provisions Inapplicable.   First Lancaster and
the Bank have taken or prior to the Effective Time, will have taken, all actions required to exempt CKF Bancorp, Central Kentucky Federal, Merger Sub, and the transactions contemplated hereby, from any provisions of an anti-takeover nature contained in their organizational documents, and the provisions of any federal or state "anti-takeover," "fair price," "moratorium," "control share acquisition" or similar laws or regulations.

          4.37 Expenses. Schedule 4.37 contains a list of expenses in individual amounts expected to the knowledge of First Lancaster management to exceed $5,000, and the aggregate amount of all expenses expected to be less than $5,000, to be incurred by First Lancaster in connection with the completion of the transactions contemplated by the Merger Agreement.

                                ARTICLE 5

                        COVENANTS OF CKF BANCORP

          5.1 Regulatory Approvals. Within a reasonable time after execution of this Merger Agreement, CKF Bancorp shall file any and all applications with the appropriate government Regulatory Authorities in order to obtain the Government Approvals and shall take such other actions as may be reasonably required to consummate the transactions contemplated in this Merger Agreement with reasonable promptness. CKF Bancorp shall pay all fees and expenses arising in connection with such applications for regulatory approval. CKF Bancorp agrees to provide the appropriate Regulatory Authorities with the information required by such authorities in connection with CKF Bancorp's applications for regulatory approval and CKF Bancorp agrees to use its best efforts to obtain such regulatory approvals, and any other approvals and consents as may be required for the Closing, as promptly as practicable; provided, however, that nothing in this Section 5.1 shall be construed to obligate CKF Bancorp to take any action to meet any condition required to obtain prior regulatory approval if any such condition differs from conditions customarily imposed by such Regulatory Authorities in orders approving acquisitions of the type contemplated by this Merger Agreement, or constitutes a significant impediment upon CKF Bancorp's ability to carry on its business (as may be determined in the sole reasonable discretion of CKF Bancorp).

          5.2 Preparation of the First Lancaster Proxy Statement. CKF Bancorp shall cooperate with First Lancaster in the preparation of the Proxy Statement to be used at the Shareholders Meeting.

                   AGREEMENT AND PLAN OF MERGER - Page 31

          5.3  Employees.

               (a) All persons who are employees of the Bank immediately prior to the Effective Time and whose employment is not specifically terminated at or prior to the Effective Time (a "Continuing Employee") shall, at the Effective Time, become employees of Central Kentucky Federal; provided, however, that in no event shall any of the Bank's employees be Officers of Central Kentucky Federal, or have or exercise any power or duty conferred upon such an Officer, unless and until duly elected or appointed to such position in accordance with the bylaws of Central Kentucky Federal. All of the Continuing Employees shall be employed at the will of Central Kentucky Federal and no contractual right to employment shall inure to such employees because of this Agreement, provided, however, and subject to the foregoing, that CKF Bancorp and Central Kentucky Federal agree not to reduce the salaries of Continuing Employees below levels existing immediately prior to the Effective Time for a period of one year following the Effective Time.

               (b) As soon as administratively practicable following the Effective Time, each Continuing Employee shall be eligible to participate in the CKF Bancorp, Inc. Employee Stock Ownership Plan and the Central Kentucky Federal Savings Bank 401(k) Plan with full credit for prior service with First Lancaster and the Bank for purposes of eligibility and vesting (but not for benefit accrual purposes). As of the Effective Time, CKF Bancorp shall make available employer-provided health and other employee welfare benefit plans to each Continuing Employee on the same basis as it provides such coverage to CKF Bancorp employees except that any pre-existing condition, eligibility waiting period or other limitations or exclusions otherwise applicable under such plans to new employees shall not apply to a Continuing Employee or their covered dependents who were covered under a similar First Lancaster plan on the Effective Date of the Merger, except that CKF Bancorp shall provide for a carry-over during 2001 to the replacement CKF Bancorp or Central Kentucky Federal medical plan of all deductibles and annual out-of-pocket contributions incurred during the period beginning January 1, 2001 through the Effective Time.

               (c) After the Effective Time, each Continuing Employee shall become subject to CKF Bancorp's and Central Kentucky Federal's policies and procedures relative to long-term disability, short-term disability and paid time off, the latter of which is available for both vacation time and sick time, to the same extent as comparably situated CKF Bancorp and Central Kentucky Federal employees. Accrued vacation time for each Continuing Employee shall be converted into paid time off on a one-for-one basis. Those employees of the Bank not continuing as employees of CKF Bancorp or Central Kentucky Federal and each Continuing Employee whose employment is terminated by CKF Bancorp or Central Kentucky Federal without cause within one year after the Effective Time, other than officers with employment agreements or severance agreements, shall be compensated (based upon their current rate of salary) for four (4) weeks of salary and for any accrued vacation time but not for accrued sick leave.

               (d) Except as otherwise provided in this Merger Agreement, CKF Bancorp agrees to honor in accordance with their terms all plans, contracts, arrangements, commitments or understandings disclosed in First Lancaster's Schedules for Section 4.28, including with respect to benefits which vest or are otherwise accrued or payable as a result of the consummation of the transactions contemplated by this Merger Agreement, except that no benefits shall accrue after the Effective Time. Set forth in First Lancaster's
Schedule 4.28(d) in reasonable detail are the payments and benefits due under First Lancaster's employment agreements, change in control agreements, supplemental executive retirement plan, directors' retirement plan and the defined benefit plan. No later than five days after the Effective Time, CKF Bancorp or Central Kentucky Federal shall contribute to the First Lancaster Federal Savings Bank Grantor Trust (the "Grantor Trust"), which was established pursuant to the supplemental executive retirement agreements with Virginia R. S. Stump and Tony A. Merida, an amount equal to the difference between $226,257 and the value of the assets held in the Grantor Trust as of the Effective Time. Not later than five days after the Effective Time, CKF Bancorp or Central Kentucky Federal shall establish the trust (if it has not been previously established) which is provided for under the First Lancaster Federal Savings Bank Directors' Retirement Plan and contribute an amount, as determined by an independent actuary, that is projected to be sufficient to pay all benefits that have been accrued under the plan as of the Effective Time, which amount will in no event exceed $74,956.75. Immediate notice will be given by First Lancaster to CKF Bancorp if First Lancaster determines that the present value

                   AGREEMENT AND PLAN OF MERGER - Page 32
of the obligations payable and owed upon the termination of the supplemental executive retirement plan and the directors retirement plan and the amount payable upon withdrawal from participation in defined benefit plan are in excess of $226,257, $139,506 and $2,940, respectively, or there are any
changes in the amounts to be paid as set forth in Schedule 4.28(d).   It is
intended by CKF Bancorp and First Lancaster that the procedures and methodologies used in preparing such estimates shall be followed in determining the actual payments or benefits due under such agreements; provided, however, in no event shall CKF Bancorp or Central Kentucky Federal be obligated to make any payment or provide any benefits whatsoever to any Officer or employee of the Bank under any circumstance in which such payments or benefits, whether due under such agreements or otherwise, is or will not be deductible by CKF Bancorp or Central Kentucky Federal by reason of Section 280G of the Internal Revenue Code.

          5.4 Addition to Board of Directors. As promptly as practicable following the Effective Time, CKF Bancorp shall take such action as may be necessary to cause the size of CKF Bancorp's Board of Directors to be increased by two persons and to cause the appointment of Virginia R.S. Stump and Tony A. Merida to the Board of Directors of CKF Bancorp and Central Kentucky Federal should such individuals elect to continue employment with CKF Bancorp and Central Kentucky Federal, respectively.

          5.5 Reasonable Efforts to Close. Subject to the terms and conditions of this Merger Agreement, CKF Bancorp agrees to use all its best efforts and to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective, with reasonable promptness after the date of this Merger Agreement, the transactions contemplated by this Merger Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining or other order adversely affecting the ability of the Parties to consummate the transaction contemplated by this Merger Agreement; provided, however, that such efforts do not impose unreasonable expense or obligations on CKF Bancorp. CKF Bancorp shall use, and shall cause each of its Subsidiaries to use, its best efforts to obtain consents of all third parties and Regulatory Authorities necessary or desirable for the consummation of each of the transactions contemplated by this Merger Agreement.

          5.6  Indemnification.

               (a) From and after the Effective Time through the third anniversary of the Effective Date, CKF Bancorp (and any successor) agrees to indemnify, defend and hold harmless each present and former director and Officer of First Lancaster and the Bank and each Officer or employee of First Lancaster and the Bank that is serving or has served as a director or trustee of another entity expressly at First Lancaster's request or direction (each, an "Indemnified Party"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, amounts paid in settlement, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Merger Agreement), whether asserted or claimed prior to, at or after the Effective Time, and to advance any such Costs to each Indemnified Party as they are from time to time incurred, in each case to the fullest extent such Indemnified Party would have been permitted to be indemnified as a director, Officer or employee of First Lancaster and the Bank and under the DGCL (as in effect on the Effective Date of the Merger).

               (b) Any Indemnified Party wishing to claim indemnification under this Section 5.6, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify CKF Bancorp thereof, but the failure to so notify shall not relieve CKF Bancorp of any liability it may have hereunder to such Indemnified Party if such failure does not materially and substantially prejudice CKF Bancorp. In the event of any such claim, action, suit, proceeding or investigation: (i) CKF Bancorp shall have the right to assume the defense thereof with counsel reasonably acceptable to the Indemnified Party and CKF Bancorp shall not be liable to such Indemnified Party for any legal expenses of other counsel subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if CKF Bancorp does not elect to assume such defense within a reasonable time or counsel for the

                   AGREEMENT AND PLAN OF MERGER - Page 33

Indemnified Party at any time advises in good faith that there are issues which raise conflicts of interest between CKF Bancorp and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to such Indemnified Party, and CKF Bancorp shall remain responsible for the reasonable fees and expenses of such counsel as set forth above, to be paid promptly as statements therefor are received; provided, however, that CKF Bancorp shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties in any one jurisdiction with respect to any given claim, action, suit, proceeding or investigation unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest; (ii) the Indemnified Party will reasonably cooperate in the defense of any such matter; and (iii) CKF Bancorp shall not be liable for any settlement effected by an Indemnified Party without its prior written consent, which consent may not be withheld unless such settlement is unreasonable in light of such claims, actions, suits, proceedings or investigations against, or defenses available to, such Indemnified Party.

               (c) CKF Bancorp shall pay all reasonable Costs, including attorneys' fees, that may be incurred by any Indemnified Party in successfully enforcing the indemnity and other obligations provided for in this Section 5.6 to the fullest extent permitted by law. The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under applicable law.

               (d) Subject to availability and a cost of not greater than 125% of the per annum premiums paid by First Lancaster for the policy year that includes the date of this Merger Agreement, CKF Bancorp shall permit First Lancaster and the Bank to purchase and keep in force for a period of at least three years following the Effective Time, directors' and officers' liability insurance to provide coverage for acts or omissions of the type and in the amount currently covered by First Lancaster and the Bank's existing directors' and officers' liability insurance for acts or omissions occurring on or prior to the Effective Time.

               (e) In the event CKF Bancorp or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of CKF Bancorp assume the obligations set forth in this
Section 5.6.

               (f) The provisions of this Section 5.6 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her representatives.

                                ARTICLE 6

                COVENANTS OF FIRST LANCASTER AND THE BANK

          6.1 Proxy Statement; First Lancaster Shareholder Approval. First Lancaster shall call the Shareholders Meeting to be held as soon as reasonably practicable after the date of this Merger Agreement and shall use its best efforts to ensure that such meeting is held not later than March 31, 2001, unless such date is extended by mutual agreement for the purpose of (i) approving this Merger Agreement, and (ii) such other related matters as it deems appropriate. In connection with the Shareholders Meeting, (i) First Lancaster shall, with CKF Bancorp's assistance, prepare a Proxy Statement; shall mail or cause to be mailed such Proxy Statement to its shareholders and shall provide CKF Bancorp the opportunity to review and comment on the Proxy Statement at least fifteen (15) business days prior to the filing of such Proxy Statement with the SEC and the mailing of the Proxy Statement to the First Lancaster Shareholders; (ii) the Board of Directors of First Lancaster shall recommend (subject to compliance with their legal and fiduciary duties as advised by counsel) to First Lancaster Shareholders the approval of this Merger Agreement; and (iii) First Lancaster shall use its best efforts (subject to compliance with its legal and fiduciary duty as advised by counsel) to obtain such First Lancaster Shareholders' approvals.

                   AGREEMENT AND PLAN OF MERGER - Page 34

          6.2 Conduct of Business -- Affirmative Covenants. Unless the prior written consent of CKF Bancorp shall have been obtained, and, except as otherwise contemplated herein:

               (a) First Lancaster and the Bank shall, and shall cause each First Lancaster Subsidiary to:

                    (i) Operate its business only in the usual, regular, and ordinary course;

                   (ii) Preserve intact its business organizations and assets and to maintain its rights and franchises;

                  (iii) Take no action, unless otherwise required by law, rules or regulation, or except as contemplated by this Merger Agreement, that would (A) materially adversely affect the ability of any of them or CKF Bancorp to obtain any necessary approvals of Regulatory Authorities required to consummate the transactions contemplated by this Merger Agreement, or (B) adversely affect the ability of such Party to perform its covenants and agreements under this Merger Agreement;

                   (iv) Except as they may terminate in accordance with their terms, keep in full force and effect, and not default in any of their obligations under, all material contracts;

                    (v) Keep in full force and effect insurance coverage with existing or comparable responsible insurance carriers which is reasonably adequate in coverage and amount for companies the size of the First Lancaster, the Bank or any First Lancaster Subsidiary and for the businesses and properties owned by each and in which each is engaged, to the extent that such insurance is reasonably available;

                   (vi) Use its best efforts to retain the Bank's present customer base and to facilitate the retention of such customers after the Effective Time; and

                  (vii) Maintain, renew, keep in full force and effect, and preserve its business organization and material rights and franchises, permits and licenses, and to use its best efforts to maintain positive relations with its present employees so that such employees will continue to perform effectively and will be available to First Lancaster and the Bank or CKF Bancorp and CKF Bancorp's Subsidiaries at and after the Effective Time, and to use its best efforts to maintain its existing, or substantially equivalent, credit arrangements with banks and other financial institutions and to assure the continuance of the Bank's customer relationships.

               (b) First Lancaster and the Bank agree to use their best efforts to assist CKF Bancorp in obtaining the Government Approvals necessary to complete the transactions contemplated hereby, and First Lancaster and the Bank shall provide to CKF Bancorp or to the appropriate governmental authorities all information reasonably required to be submitted in connection with obtaining such approvals.

               (c) First Lancaster and the Bank, at their own cost and expense, shall use their best efforts to secure all consents and releases, if any, of third parties necessary or desirable for the consummation of the transactions contemplated by this Merger Agreement and shall comply with all applicable laws, regulations and rulings in connection with this Merger Agreement and the consummation of the transactions contemplated hereby.

               (d) At all times to and including, and as of, the Closing, First Lancaster and the Bank shall inform CKF Bancorp in writing of any and all facts necessary to amend or supplement the representations and warranties made herein and the Schedules attached hereto as necessary so that the representations and warranties and

                   AGREEMENT AND PLAN OF MERGER - Page 35
information provided in the Schedules remain true and correct in all respects; provided, however, that any such updates to the Schedules shall be required prior to the Closing only with respect to matters which represent material changes to the Schedules and the information contained therein; and provided further, that before such amendment, supplement or update may be deemed to be a part of this Merger Agreement, CKF Bancorp shall have agreed in writing to each amendment, supplement or update to the Schedules made subsequent to the date of this Merger Agreement as an amendment to this Merger Agreement.

               (e) At all times to and including, and as of, the Closing, First Lancaster and the Bank shall give such further assistance to CKF Bancorp and shall execute, acknowledge and deliver all such documents and instruments as CKF Bancorp may reasonably request and take such further action as may be reasonably necessary or appropriate to effectively consummate the transactions contemplated by this Merger Agreement.

               (f) Between the date of this Merger Agreement and the Closing Date, First Lancaster and the Bank shall afford CKF Bancorp and its authorized agents and representatives reasonable access during normal business hours to the properties, operations, books, records, contracts, documents, loan files and other information of, or relating to First Lancaster and the Bank other then documents or other materials relating to the transactions contemplated herein. First Lancaster and the Bank shall provide reasonable assistance to CKF Bancorp in its investigation of matters relating to First Lancaster and the Bank.

               (g) First Lancaster and the Bank have taken or will take all steps necessary to exempt the transactions contemplated by this Merger Agreement from any applicable state anti-takeover or similar law or anti-takeover or similar provision in the charter documents or bylaws of First Lancaster and the Bank, including without limitation any provisions of the Certificate of Incorporation of First Lancaster restricting the ownership or acquisition of First Lancaster's capital stock or imposing any "fair price" or supermajority director or stockholder vote requirements, including but not limited to Articles 14, 15 and 16 of the First Lancaster Certificate of Incorporation.

               (h) Subject to the terms and conditions of this Merger Agreement, First Lancaster and the Bank agree to use all reasonable efforts and to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective, with reasonable promptness after the date of this Merger Agreement, the transactions contemplated by this Merger Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining or other order adversely affecting the ability of the Parties to consummate the transaction contemplated by this Merger Agreement; provided, however, that such efforts do not impose unreasonable expense or obligations on First Lancaster and the Bank.

               (i) At the request of CKF Bancorp, First Lancaster and the Bank shall hire an outside consultant, reasonably acceptable to CKF Bancorp, to undertake to determine as soon as reasonably practicable but in any event prior to Closing whether or not there are any underground storage tanks, asbestos, ureaformaldehyde, polychlorinated biphenyls, solid wastes or hazard substances, as defined in the Applicable Environmental Laws, present at or on any of the REO of First Lancaster, the Bank or any First Lancaster Subsidiary (excluding any one- to four- family residential property with appraised value less than $100,000) or at or on any of the branch or office facilities owned by First Lancaster, the Bank or any First Lancaster Subsidiary. Such investigation shall be conducted in a manner reasonably satisfactory to CKF Bancorp, and the results of such investigation shall be set forth in a written report delivered to CKF Bancorp prior to Closing. The scope and detail of such report shall be reasonably satisfactory to CKF Bancorp. It is understood that the investigation shall be a "Phase I." The expense of hiring such consultant shall be paid by CKF Bancorp. The parties agree to keep confidential the contents and results of such report.

               (j) At the request of CKF Bancorp, First Lancaster and the Bank shall hire an outside appraiser, reasonably acceptable to CKF Bancorp, to prepare an appraisal prior to Closing of any or all of the REO of

                   AGREEMENT AND PLAN OF MERGER - Page 36

First Lancaster, the Bank or any First Lancaster Subsidiary. The expense of hiring such appraiser shall be paid by CKF Bancorp.

               (k) First Lancaster and the Bank shall use their best efforts to assist CKF Bancorp to assume First Lancaster's data processing contract with Intrieve Incorporated without the imposition of any penalty or acceleration in payments.

               (l) The First Lancaster Bancshares, Inc. Employee Stock Ownership Plan ("First Lancaster ESOP") shall be terminated as of, or prior to, the Effective Time. As of the Effective Time, all shares held by the First Lancaster ESOP shall be converted into the right to receive the Consideration in respect of each share of First Lancaster Common Stock. As soon as administratively practicable following the Effective Time, all outstanding indebtedness of the First Lancaster ESOP shall be repaid in full, in accordance with Section 17.3 of the First Lancaster ESOP and the balance remaining with respect to unallocated shares previously held by the First Lancaster ESOP shall be allocated and distributed to First Lancaster ESOP participants as provided in the First Lancaster ESOP and in accordance with applicable law and regulations, subject to receipt of a favorable determination letter from the Internal Revenue Service and unless otherwise required by applicable law. Notwithstanding anything in this Section 6.2(l) to the contrary, distributions may be made from the First Lancaster ESOP to terminated employees of First Lancaster or the Bank as soon as administratively practicable after the determination of final allocations and the receipt of a determination letter from the Internal Revenue Service, unless CKF Bancorp determines that it is appropriate to make earlier distributions.

               (m) First Lancaster shall use its best efforts to obtain from each holder of a First Lancaster Option and to deliver to CKF Bancorp at or before the Closing an agreement to the cancellation of such holder's First Lancaster Options in exchange for a cash payment as described in Section 2.6.

               (n) The existing employment agreements between First Lancaster and the Bank and Virginia F. S. Stump and Tony A. Merida shall each be terminated at the Effective Time. CKF Bancorp and Central Kentucky Federal acknowledge and agree that consummation of the Merger constitutes a change in control under Ms. Stump's and Mr. Merida's employment agreements, that the conditions set forth in paragraph (a) of Section 11 of the employment agreement between each such person and the Bank will exist and, therefore, each of Ms. Stump and Mr. Merida will be entitled to payment determined pursuant to Section 11(a) of such agreements upon consummation of the Merger subject to Section 280G limitations of the Code. Attached hereto as Schedule 6.2(n) is a schedule of the maximum payments that could be made to Ms. Stump and Mr. Merida as of the Closing Date computed pursuant to Section 11(a) of their agreements, both with and without deductions for deemed parachute
payments pursuant to Section 280G of the Code.   First Lancaster shall use its
best efforts to obtain from Tony A. Merida and to deliver to CKF Bancorp as of the date of this Merger Agreement an executed consultant agreement in the form attached hereto as Exhibit E. First Lancaster shall use its best efforts to obtain from Virginia R.S. Stump and to deliver to CKF Bancorp as of the date of this Merger Agreement an executed non-competition agreement in the form attached hereto as Exhibit F.

               (o) First Lancaster shall use its best efforts to obtain from each of the directors of First Lancaster and to deliver to CKF Bancorp at or before the Closing a Directors Agreement in the form attached hereto as Exhibit G.

               (p) Prior to the Effective Time, the Bank shall terminate its participation in the Financial Institutions Thrift Plan (the "401(k) Plan") and Defined Benefit Plan (including ceasing benefit accruals, in the case of the Defined Benefit Plan) by proper action of the Board of Directors of the Bank; provided, however, the assets of the 401(k) Plan may at the option of CKF Bancorp and in accordance with the 401(k) Plan, thereafter be transferred to a comparable plan of CKF Bancorp. Neither CKF Bancorp nor Central Kentucky Federal shall have any obligation to make contributions to the 401(k) Plan and the Defined Benefit Plan after the Effective Time.

                   AGREEMENT AND PLAN OF MERGER - Page 37

          6.3 Conduct of Business -- Negative Covenants. From the date of this Merger Agreement until the earlier of the Effective Time or the termination of this Merger Agreement, First Lancaster and the Bank covenant and agree they will neither do, nor agree or commit to do, nor permit any First Lancaster Subsidiary to do or commit or agree to do, any of the following without the prior written consent of the president of CKF Bancorp:

               (a) Except as expressly contemplated by this Merger Agreement, amend its Certificate of Incorporation or Bylaws; or

               (b) Impose, or suffer the imposition, on any share of capital stock held by it or by any of its Subsidiaries of any lien, charge, or encumbrance, or permit any such lien, charge, or encumbrance to exist; or

               (c) (i) Repurchase, redeem, or otherwise acquire or exchange, directly or indirectly, any shares of its capital stock or other equity securities or any securities or instruments convertible into any shares of its capital stock, or any rights or options to acquire any shares of its capital stock or other equity securities except as expressly permitted by this Merger Agreement, provided, that, First Lancaster may distribute shares from the trust created under the First Lancaster MRP to recipients of awards under the First Lancaster MRP in connection with the vesting of such awards; or (ii) split or otherwise subdivide its capital stock; or (iii) recapitalize in any way; or (iv) declare a stock dividend on the First Lancaster Common Stock; or
(v) pay or declare a cash dividend, other than a continuation of First Lancaster's current $.30 per share semi-annual cash dividend, or make or declare any other type of distribution on the First Lancaster Common Stock; or

               (d) Except as expressly permitted by this Merger Agreement, acquire direct or indirect control over any corporation, association, firm, organization or other entity, other than in connection with (i) mergers, acquisitions, or other transactions approved in writing by CKF Bancorp, (ii) internal reorganizations or consolidations involving existing Subsidiaries,
(iii) foreclosures in the ordinary course of business and not knowingly exposing it to liability by reason of Hazardous Substances, (iv) acquisitions of control in its fiduciary capacity, or (v) the creation of new subsidiaries organized to conduct or continue activities otherwise permitted by this Merger Agreement; or

               (e)  Except as expressly permitted by this Merger Agreement, to
(i) issue, sell, agree to sell, or otherwise dispose of or otherwise permit to become outstanding any additional shares of First Lancaster Common Stock (other than issuance of shares upon the exercise of outstanding stock options and pursuant to the First Lancaster Stock Option Plan) or any other capital stock of the First Lancaster, the Bank or of any First Lancaster Subsidiary, or any stock appreciation rights, or any option, warrant, conversion, call, scrip, or other right to acquire any such stock, or any security convertible into any such stock, unless any such shares of such stock are directly sold or otherwise directly transferred to First Lancaster, the Bank or any First Lancaster Subsidiary, or (ii) sell, agree to sell, or otherwise dispose of any substantial part of the assets or earning power of First Lancaster, the Bank or of any First Lancaster Subsidiary; or (iii) sell, agree to sell, or otherwise dispose of any asset of First Lancaster, the Bank or any First Lancaster Subsidiary other than in the ordinary course of business for reasonable and adequate consideration; or (iv) buy, agree to buy or otherwise acquire a substantial part of the assets or earning power of any other Person or entity; or

               (f) Incur, or permit any First Lancaster Subsidiary to incur, any additional debt obligation or other obligation for borrowed money except in the ordinary course of the business of First Lancaster, the Bank or such First Lancaster Subsidiary consistent with past practices; or

               (g) Other than routine increases made in the ordinary course of business consistent with past practices not exceeding four percent (4%), or as set forth in Schedule 4.9(g),grant any increase in compensation or benefits to any of its employees or officers; pay any bonus; enter into any severance agreements with any of its officers or employees; grant any increase in fees or other increases in compensation or other benefits to any director

                   AGREEMENT AND PLAN OF MERGER - Page 38
of First Lancaster, the Bank or of any First Lancaster Subsidiary; or effect any change in retirement benefits for any class of its employees or officers, unless such change is required by applicable law; or

               (h) Except as contemplated by this Merger Agreement, amend any existing employment contract or change of control agreement between it and any person (unless such amendment is required by law); enter into or amend any indemnification agreement with any person; or enter into any new employment contract with any person that First Lancaster, the Bank (or its successors) does not have the unconditional right to terminate without liability (other than liability for services already rendered), at any time on or after the Effective Time; or

               (i) Except as otherwise contemplated by this Merger Agreement, adopt any new employee benefit plan or terminate or make any material change in or to any existing employee benefit plan other than any change that is required by law or that, in the opinion of counsel, is necessary or advisable to maintain the tax-qualified status of any such plan; or

               (j) Enter into any new service contracts, purchase or sale agreements or lease agreements that are material to First Lancaster, the Bank or any First Lancaster Subsidiary, except that the Bank may renew its lease for the loan production office located in Nicholasville, Kentucky, for a term not to exceed one year; or

               (k) Make any capital expenditure except for ordinary purchases, repairs, renewals or replacements in an amount less than $10,000 per individual expenditure and $20,000 in the aggregate; or

               (l) Other than in the ordinary course of business consistent with past practice, sell, transfer, mortgage, encumber or otherwise dispose of any of its properties, leases or assets to any person, or cancel, release or assign any indebtedness of any person, except pursuant to contracts or agreements in force at the date of this Merger Agreement; or

               (m) Other than as contemplated by this Merger Agreement, enter into, renew or terminate any material contract or agreement or make any change in any of its material leases or contracts; or

               (n) Settle any claim, action or proceeding involving any liability of First Lancaster, the Bank or any First Lancaster Subsidiaries for money damages in excess of $10,000 or agree in connection with any such settlement to material restrictions upon the operations of First Lancaster, the Bank or any First Lancaster Subsidiaries; or

               (o) Change its method of accounting in effect at June 30, 2000, except as required by changes in GAAP as concurred in by First Lancaster's independent auditors or as required by regulatory accounting principles or regulatory requirements; or

               (p) Enter into any new activities or lines of business, or cease to conduct any material activities or lines of business that it conducts on the date hereof, or conduct any material business activity not consistent with past practice; or

               (q) Except in the ordinary course of business, make, renegotiate, renew, increase, extend or purchase any loan, lease (credit equivalent), advance, credit enhancement or other extension of credit, or make any commitment in respect of any of the foregoing; or

               (r)  Enter into, renew or purchase any Derivatives Contracts;
or

                   AGREEMENT AND PLAN OF MERGER - Page 39

               (s) Purchase any investment securities not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or portfolio of mortgage-backed securities; or

               (t) Enter into any transactions other than in the ordinary course of business consistent with past practices; or

               (u) Grant or commit to grant any new extension of credit to any Officer, director or holder of more than 5% of the outstanding the First Lancaster Common Stock, or to any corporation, partnership, trust or other entity controlled by any such person, if such extension of credit, together with all other credits then outstanding to the same borrower and all affiliated persons of such borrower, would exceed two percent (2%) of the capital of the Bank or amend the terms of any such credit outstanding on the date hereof; or

               (v) Agree in writing or otherwise to take any of the foregoing actions or engage in any activity, enter into any transaction or take or omit to take any other act which would make any of the representations and warranties in Article 4 of this Merger Agreement untrue or incorrect in any material respect if made anew after engaging in such activity, entering into such transaction, or taking or omitting such other act.

          6.4  Conduct of Business -- Certain Actions.

               (a) From the date of this Merger Agreement until the earlier of the Effective Time or the termination of this Merger Agreement, First Lancaster and the Bank shall not, and shall use their best efforts to ensure that their directors, Officers, employees, and advisors do not, directly or indirectly, institute, solicit, or knowingly encourage (including by way of furnishing any information not legally required to be furnished) any inquiry, discussion, or proposal, or participate in any discussions or negotiations with, or, except for actions reasonably considered by the Boards of Directors of First Lancaster and the Bank in their good faith judgment to be required in order to fulfill its fiduciary obligations, provide any confidential or non-public information to or negotiate with, any corporation, partnership, person or other entity or group (other than to CKF Bancorp or any CKF Bancorp Subsidiary) concerning any "Acquisition Proposal" (as defined below). First Lancaster and the Bank shall notify CKF Bancorp immediately if any Acquisition Proposal has been or should hereafter be received by First Lancaster or the Bank, such notice to contain, at a minimum, the identity of such persons, and, subject to disclosure being consistent with the fiduciary obligations of First Lancaster's and the Bank's Boards of Directors, a copy of any written inquiry, the terms of any proposal or inquiry, any information requested or discussions sought to be initiated, and the status of any reports, negotiations or expressions of interest. For purposes of this Section 6.4, "Acquisition Proposal" means any tender offer, agreement, understanding or other proposal of any nature pursuant to which any corporation, partnership, person or other entity or group, other than CKF Bancorp or any CKF Bancorp Subsidiary, would directly or indirectly (i) acquire or participate in a merger, share exchange, consolidation or any other business combination involving First Lancaster or the Bank; (ii) acquire the right to vote ten percent (10%) or more of the outstanding First Lancaster Common Stock; (iii) acquire a significant portion of the assets or earning power of the Bank; or (iv) acquire in excess of ten percent (10%) of the outstanding First Lancaster Common Stock.

               (b) First Lancaster and the Bank shall immediately terminate all negotiations or discussions concerning any Acquisition Proposal with parties other than CKF Bancorp and enforce the terms of all confidentiality agreements with such other parties.

          6.5 Accruals and Reserves. At the request of CKF Bancorp no earlier than the day prior to Closing, First Lancaster and the Bank shall establish such additional accruals and reserves as may be necessary to conform First Lancaster's and the Bank's accounting and credit loss reserve practices and methods to those of CKF Bancorp; provided, however, that First Lancaster and the Bank shall not be required to take such action until all of the conditions to the Closing shall have been satisfied or waived and all Government Approvals shall have been received.

                   AGREEMENT AND PLAN OF MERGER - Page 40

          6.6 Access; Information. Between the date of this Merger Agreement and the Effective Date, First Lancaster and the Bank shall furnish promptly to CKF Bancorp (i) a copy of each material report, schedule and other document filed by First Lancaster, the Bank and the First Lancaster Subsidiaries with any Regulatory Authority and (ii) all other information concerning the business, properties and personnel of First Lancaster, the Bank and the First Lancaster Subsidiaries as CKF Bancorp may reasonably request (other than documents or other materials relating to the transaction contemplated herein), provided that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify or waive any representation or warranty made by First Lancaster and the Bank in this Merger Agreement or the conditions to the obligations of First Lancaster and the Bank to consummate the transactions contemplated by this Merger Agreement. First Lancaster and the Bank shall permit a representative of CKF Bancorp to attend any meeting of the Board of Directors of First Lancaster or the Bank, or the executive committees thereof (provided that neither First Lancaster nor the Bank shall be required to permit the CKF Bancorp representative to remain present during any confidential discussion of this Merger Agreement and the transactions contemplated hereby or any third party proposal to acquire control of First Lancaster or the Bank).

                                ARTICLE 7

                          CONDITIONS TO CLOSING

          7.1 Conditions to the Obligations of First Lancaster and the Bank. Unless waived in writing by First Lancaster and the Bank, the obligations of First Lancaster and the Bank to consummate the transaction contemplated by this Merger Agreement are subject to the satisfaction at or prior to the Closing Date of the following conditions:

               (a) Performance. Each of the material acts and undertakings of CKF Bancorp and Central Kentucky Federal to be performed at or prior to the Closing Date pursuant to this Merger Agreement shall have been duly performed;

               (b) Representations and Warranties. The representations and warranties of CKF Bancorp and Central Kentucky Federal contained in Article 3 of this Merger Agreement shall be true and correct, in all material respects, on and as of the Closing Date with the same effect as though made on and as of the Closing Date;

               (c) Documents. In addition to the other deliveries of CKF Bancorp, Central Kentucky Federal and Merger Sub described elsewhere in this Merger Agreement, First Lancaster and the Bank shall have received the following documents and instruments:

                    (i) a certificate signed by the Secretary or an assistant secretary of CKF Bancorp and Central Kentucky Federal dated as of the Closing Date certifying that:

                         (A) CKF Bancorp's and Central Kentucky Federal's Board of Directors each have duly adopted resolutions (copies of which shall be attached to such certificate) approving the substantive terms of this Merger Agreement (including the Exhibit thereto) and authorizing the consummation of the transactions contemplated by this Merger Agreement and certifying that such resolutions have not been amended or modified and remain in full force and effect;

                         (B) each person executing this Merger Agreement on behalf of CKF Bancorp and Central Kentucky Federal is an officer of CKF Bancorp and Central Kentucky Federal holding the office or offices specified therein, with full power and authority to execute this Merger Agreement and any and all other documents in connection with the Merger, and that the signature of each person set forth on such certificate is his or her genuine signature;

                   AGREEMENT AND PLAN OF MERGER - Page 41

                         (C) the charter documents of CKF Bancorp and Central Kentucky Federal attached to such certificate remain in full force and effect; and

                         (D) CKF Bancorp and Central Kentucky Federal are in good standing under their respective corporate charters and bylaws.

                   (ii) a certificate signed by a duly authorized officer of CKF Bancorp stating that the conditions set forth in Section 7.1(a) and
      Section 7.1(b) of this Merger Agreement have been fulfilled;

                  (iii) a certificate signed by the Secretary or an assistant secretary of Merger Sub dated as of the Closing Date certifying that:

                         (A) Merger Sub's Board of Directors has duly adopted resolutions (copies of which shall be attached to such certificate) approving the substantive terms of the Agreement of Company Agreement and authorizing the consummation of the transactions contemplated by the Agreement of Company Merger and certifying that such resolutions have not been amended or modified and remain in full force and effect;

                         (B) each person executing the Agreement of Company Merger on behalf of Merger Sub is an officer of Merger Sub holding the office or offices specified therein, with full power and authority to execute the Agreement of Company Merger and any and all other documents in connection with the Merger, and that the signature of each person set forth on such certificate is his or her genuine signature;

                         (C) the charter documents of Merger Sub attached to such certificate remain in full force and effect; and

                         (D) Merger Sub is in good standing under its corporate charter and bylaws.

               (d) Consideration. First Lancaster and the Bank shall have received a certificate executed by an authorized officer of CKF Bancorp and confirmation from the Paying Agent to the effect that the Paying Agent holds in its possession cash or other immediately available funds sufficient to meet the obligations of CKF Bancorp to the First Lancaster Shareholders to deliver the Consideration under this Merger Agreement;

               (e) Opinion of CKF Bancorp's Counsel. First Lancaster and the Bank shall have been furnished with an opinion of counsel to CKF Bancorp, Central Kentucky Federal and Merger Sub, dated as of the Closing Date, addressed to and in form and substance satisfactory to First Lancaster and the Bank, to the effect that:

                    (i) CKF Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in the Commonwealth of Kentucky.

                   (ii) Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (iii) Central Kentucky Federal is a federal stock savings bank, validly existing under the Home Owners Loan Act.

                   AGREEMENT AND PLAN OF MERGER - Page 42

                   (iv) Central Kentucky Federal is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder.

                    (v) The execution and delivery of the Merger Agreement by CKF Bancorp and Central Kentucky Federal, and the consummation by CKF Bancorp, Central Kentucky Federal and Merger Sub of the transactions provided for therein, have been duly authorized by all requisite corporate action on the part of CKF Bancorp and Central Kentucky Federal.

                   (vi) The Merger Agreement has been duly executed and delivered by CKF Bancorp, Central Kentucky Federal and Merger Sub and is a valid and binding obligation of CKF Bancorp, Central Kentucky Federal and Merger Sub enforceable in accordance with its terms, except as the enforceability thereof may be limited by (1) bankruptcy, insolvency, moratorium, reorganization, receivership, conservatorship or similar laws relating to or affecting the enforcement of creditors' rights generally and (2)general principles of equity, whether applied by a court of law or equity.

                  (vii) The execution, delivery and performance of the Merger Agreement by CKF Bancorp and Central Kentucky Federal and the Agreement of Company Merger by Merger Sub does not, and the consummation of the transactions contemplated thereby by CKF Bancorp, Central Kentucky Federal and Merger Sub does not and will not (i) violate any statutory law or regulation applicable to CKF Bancorp, Central Kentucky Federal and Merger Sub, which violation is reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition and results of operations of CKF Bancorp and CKF Bancorp Subsidiaries, taken as a whole; or (ii) violate the Certificate of Incorporation or Bylaws of CKF Bancorp, Merger Sub or the Charter and Bylaws of Central Kentucky Federal.

                 (viii) Except for the filing of articles of merger with the Secretary of State for the State of Delaware, no consent or approval under any statutory law or regulation applicable to CKF Bancorp, other than such consents and approvals as have been obtained, is required for CKF Bancorp to consummate the transactions provided for in the Merger Agreement.

Such opinion may (i) expressly rely as to matters of fact upon certificates furnished by appropriate officers of CKF Bancorp and Central Kentucky Federal or appropriate government officials; (ii) in the case of matters of law governed by the laws of the states in which they are not licensed, reasonably rely upon the opinions of legal counsel duly licensed in such states and may be limited, in any event, to Federal Law and the State of Delaware; and (iii) incorporate, be guided by, and be interpreted in accordance with, the Legal Opinion Accord of the ABA Section of Business Law (1991).

          7.2 Conditions to the Obligations of CKF Bancorp. Unless waived in writing by CKF Bancorp, the obligation of CKF Bancorp to consummate the transactions contemplated by this Merger Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions:

               (a) Performance. Each of the material acts and undertakings of First Lancaster and the Bank to be performed at or before the Closing Date pursuant to this Merger Agreement shall have been duly performed;

               (b) Representations and Warranties. The representations and warranties of First Lancaster and the Bank contained in Article 4 of this Merger Agreement shall be true and correct, in all material respects, on and as of the Closing Date with the same effect as though made on and as of the Closing Date;

               (c) Documents. In addition to the documents described elsewhere in this Merger Agreement, CKF Bancorp shall have received the following documents and instruments:

                   AGREEMENT AND PLAN OF MERGER - Page 43

                    (i) a certificate signed by the Secretary or an assistant secretary of First Lancaster and the Bank dated as of the Closing Date certifying that:

                         (A) First Lancaster's and the Bank's Boards of Directors and shareholders have duly adopted resolutions (copies of which shall be attached to such certificate) approving the substantive terms of this Merger Agreement (including the Exhibits thereto) and authorizing the consummation of the transactions contemplated by this Merger Agreement and certifying that such resolutions have not been amended or modified and remain in full force and effect;

                         (B) each person executing this Merger Agreement on behalf of First Lancaster and the Bank, is an Officer of First Lancaster or the Bank, as the case may be, holding the office or offices specified therein, with full power and authority to execute this Merger Agreement and any and all other documents in connection with the Merger, and that the signature of each person set forth on such certificate is his or her genuine signature;

                         (C) the charter documents of First Lancaster and the Bank attached to such certificate remain in full force and effect; and

                         (D) First Lancaster and the Bank are in good standing under their respective corporate charter and bylaws; and


                   (ii) a certificate signed by the President, Chief Executive Officer or an Executive Vice President of First Lancaster and the Bank stating that the conditions set forth in Section 7.2(a),
      Section 7.2(b) and Section 7.2(f) this Merger Agreement have been satisfied.

               (d) Destruction of Property. Between the date of this Merger Agreement and the Closing Date, there shall have been no damage to or destruction of real property, improvements or a material reduction in the aggregate value of the personal property of First Lancaster and the Bank which materially reduces the market value of such property, and no zoning or other order, limitation or restriction imposed against the same that might have a material adverse impact upon the operations, business or prospects of First Lancaster, the Bank and the First Lancaster Subsidiaries taken as a whole; provided, however, that the availability of insurance coverage shall be taken into account in determining whether there has been such a material adverse impact or material reduction in market value. In the event of such damage, destruction, order, limitation or restriction, CKF Bancorp may elect either
(i) to close the contemplated transactions in accordance with the terms of this Merger Agreement or (ii) to terminate this Merger Agreement without penalty;

               (e) No Material Adverse Change. No material adverse change in the business, property, assets (including loan portfolios), liabilities (whether absolute, contingent or otherwise), prospects, operations, liquidity, income, or condition (financial or otherwise) of First Lancaster and the Bank taken as a whole shall have occurred since the date of this Merger Agreement other than any changes attributable to law, regulation or GAAP or interpretations thereof of general application to the banking and thrift industries. In the event of such a material adverse change with respect to First Lancaster and the Bank, CKF Bancorp may elect either (i) to close the contemplated transactions in accordance with the terms of this Merger Agreement or (ii) to terminate this Merger Agreement without penalty;

               (f) Opinion of First Lancaster's and the Bank's Counsel. CKF Bancorp shall have been furnished with an opinion of legal counsel to First Lancaster and the Bank, dated the Closing Date, addressed to and in form and substance satisfactory to CKF Bancorp, to the effect that:

                   AGREEMENT AND PLAN OF MERGER - Page 44

                    (i) First Lancaster is a corporation organized, validly existing and, as of the date set forth on the good standing certificate issued by the Secretary of State, in good standing under the laws of the DGCL and is qualified to do business as a foreign corporation in the Commonwealth of Kentucky.

                   (ii) The Bank is a federal stock savings bank organized and validly existing under the Home Owners' Loan Act.

                  (iii) The Bank is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder.

                   (iv) The execution and delivery of the Merger Agreement by First Lancaster and the Bank have been duly authorized by all requisite corporate action on the part of First Lancaster and the Bank.

                    (v) The Merger Agreement has been duly executed and delivered by First Lancaster and the Bank and is a valid and binding obligation of First Lancaster and the Bank enforceable in accordance with its terms, except as the enforceability thereof may be limited by
      (1) bankruptcy, insolvency, moratorium, reorganization, receivership, conservatorship or similar laws relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of depository institutions whose accounts are insured by the FDIC, and
      (2) general principles of equity, whether applied by a court of law or equity.

                   (vi) The execution and delivery of the Merger Agreement by First Lancaster and the Bank did not, and the consummation of the transactions contemplated thereby by First Lancaster and the Bank does not and will not (i) violate any statutory law or regulation applicable to First Lancaster, the Bank or any of the First Lancaster Subsidiaries, which violation is reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition and results of operations of First Lancaster, the Bank and the First Lancaster Subsidiaries, taken as a whole; (ii) constitute a breach of or default under any agreement or other arrangement that is listed on Schedule 4.29 to the Merger Agreement, which breach or default is reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition or results of operations of First Lancaster, the Bank and the First Lancaster Subsidiaries, taken as a whole; or (iii) violate the Certificate of Incorporation, Charter or Bylaws of First Lancaster, the Bank or any of the First Lancaster Subsidiaries subject to the amendment of the Bank's Charter to delete Section 8 thereof.

                  (vii) To the best of such counsel's knowledge: (i) there is no litigation or proceeding against First Lancaster, the Bank or any First Lancaster Subsidiary pending before any court or governmental agency which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition or results of operations of First Lancaster, the Bank and the First Lancaster Subsidiaries, taken as a whole, or which alleges claims under any fair lending law or other law relating to discrimination, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the First Lancaster Reinvestment Act and the Home Mortgage Disclosure Act, and no such litigation or proceeding has been threatened; (ii) neither First Lancaster, the Bank nor any First Lancaster Subsidiary or any of its or their properties, Officers, directors, or controlling persons is a party to or is subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, any Regulatory Authority; and (iii) neither First Lancaster, the Bank nor any First Lancaster Subsidiary has been advised by any such Regulatory Authority that such authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter or similar submission.

                   AGREEMENT AND PLAN OF MERGER - Page 45

                 (viii) The Merger has been approved by the requisite vote of First Lancaster Shareholders.

Such opinion may (i) expressly rely as to matters of fact upon certificates furnished by appropriate Officers of First Lancaster and the Bank or appropriate government officials; (ii) in the case of matters of law governed by the laws of the states in which they are not licensed, reasonably rely upon the opinions of legal counsel duly licensed in such states and may be limited, in any event, to the Federal Deposit Insurance Act, HOLA, OTS regulations thereunder and the DGCL and (iii) incorporate, be guided by, and be interpreted in accordance with, the Legal Opinion Accord of the ABA Section of Business Law (1991);

               (g) Other Business Combinations, Etc. Other than as contemplated hereunder, subsequent to the date of this Merger Agreement, neither First Lancaster nor the Bank shall have entered into any agreement, letter of intent, understanding or other arrangement pursuant to which First Lancaster or the Bank would merge; consolidate with; effect a business combination with; sell any substantial part of First Lancaster's or the Bank's assets; acquire a significant part of the shares or assets of any other Person or entity (financial or otherwise); adopt any "poison pill" or other type of anti-takeover arrangement, any shareholder rights provision, any "golden parachute" or similar program which would have the effect of materially decreasing the value of First Lancaster and the Bank or the benefits of acquiring the First Lancaster Common Stock;

               (h) Maintenance of Certain Covenants, Etc. At the time of Closing (i) neither First Lancaster nor the Bank shall have issued or repurchased from the date hereof any additional equity or debt securities, or any rights to purchase or repurchase such securities (therefore, there shall be not more than 833,755 shares of First Lancaster Common Stock issued and outstanding at the Effective Time, which includes the shares of First Lancaster Common Stock awarded under the First Lancaster MRP but excludes shares received subsequent to the date of this Merger Agreement pursuant to the exercise of First Lancaster Options under the First Lancaster Option Plan; the foregoing does not include, however, the 6,573 ungranted MRP shares );
(ii) from June 30, 2000, there shall have been no extraordinary sale of assets; and (iii) the payments to be made under First Lancaster's and the Bank's employment agreements, change in control agreements, supplemental executive retirement plan, directors retirement plan, defined benefit plan, employee stock ownership plan and other benefit plans shall not exceed the amounts set forth in Section 5.3(d) and Schedule 4.28(d).

               (i) Dissenting Shares. First Lancaster Shareholders holding or controlling no more than five percent (5%) of the shares of the First Lancaster Common Stock issued and outstanding immediately prior to the Effective Time shall have perfected and maintained in perfected status their dissenters' rights in accordance with the DGCL;

               (j) Accruals and Reserves. First Lancaster and the Bank shall have established the accruals and reserves described in Section 6.5, if any; and

               (k) Consultant Agreement. The Consultant Agreement between Central Kentucky Federal and Tony A. Merida substantially in the form attached as Exhibit E shall have been duly executed and delivered by Tony A. Merida as of the date of this Merger Agreement and shall not have terminated by Tony A. Merida.

               (l) Non-competition Agreement. The Non-competition Agreement between Central Kentucky Federal and Virginia R.S. Stump substantially in the form attached as Exhibit F shall have been duly executed and delivered by Virginia R.S. Stump as of the date of this Merger Agreement and shall not have terminated by Virginia R.S. Stump.

                   AGREEMENT AND PLAN OF MERGER - Page 46

          7.3 Conditions to Obligations of All Parties. The obligation of each party to effect the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

               (a) No Pending or Threatened Claims. That no claim, action, suit, investigation or other proceeding shall be pending, other than Dissenting Shares, or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Merger Agreement or the obtaining of damages that would be material to the combined entity or other relief in connection therewith;

               (b) Stockholder Approval. This Merger Agreement shall have been approved by the requisite vote of First Lancaster's stockholders in accordance with applicable laws and regulations.

               (c) Government Approvals and Acquiescence Obtained. The Parties hereto shall have received all applicable Government Approvals for the consummation of the transactions contemplated herein and all waiting periods incidental to such approvals or notices given shall have expired.

                                ARTICLE 8

                               TERMINATION

          8.1 Termination. This Merger Agreement may be terminated at any time prior to the Closing, as follows:

               (a)  By mutual consent in writing of the Parties;

               (b) By CKF Bancorp, should First Lancaster, the Bank or any First Lancaster Subsidiary fail to conduct its business pursuant to the covenants made in Article 6 if such failure cannot be or has not been cured within thirty (30) days after the giving of written notice to First Lancaster by CKF Bancorp of such failure;

               (c) By CKF Bancorp or First Lancaster and the Bank in the event the Closing shall not have occurred by September 30, 2001, unless the failure of the Closing to occur shall be due to the failure of the Party seeking to terminate this Merger Agreement to perform its obligations hereunder in a timely manner. If the Closing shall not have occurred solely because of a delay caused by a government regulatory agency or authority in its review of the application before it, then First Lancaster and the Bank shall, upon CKF Bancorp's written request, extend the Closing Date until November 30, 2001.

               (d) By either CKF Bancorp or First Lancaster and the Bank, upon written notice to the other Party, upon denial of any Governmental Approval necessary for the consummation of the Merger (or should such approval contain a condition described in the last sentence of Section 5.1); provided, however, that either CKF Bancorp or First Lancaster and the Bank may, upon written notice to the other, extend the term of this Merger Agreement for only one sixty (60) day period to prosecute diligently and overturn such denial, provided that such denial has been appealed within ten (10) business days of the receipt thereof;

               (e)  By CKF Bancorp in the event the conditions set forth in
Section 7.2 or Section 7.3 are not satisfied in all material respects as of the Closing Date, or by First Lancaster and the Bank if the conditions set forth in Section 7.1 or Section 7.3 are not satisfied in all material respects as of the Closing Date, and such failure has not been waived prior to the Closing;

                   AGREEMENT AND PLAN OF MERGER - Page 47

               (f) By CKF Bancorp in the event that there shall have been a material adverse change in the business, property, assets (including loan portfolios), liabilities (whether absolute, accrued, contingent or otherwise), prospects, operations, liquidity, income, condition (financial or otherwise) of First Lancaster and the Bank taken as a whole other than any changes attributable to law, regulation or GAAP or interpretations thereof of general application to the banking and thrift industries;

               (g) By CKF Bancorp or First Lancaster and the Bank in the event that there shall have been a material breach of any obligation of the other Party hereunder and such breach shall not have been remedied within thirty (30) days after receipt by the breaching Party of written notice from the other Party specifying the nature of such breach and requesting that it be remedied;

               (h) By CKF Bancorp should First Lancaster, the Bank or any First Lancaster Subsidiary enter into any letter of intent or agreement with a view to being acquired by or effecting a business combination with any other Person; or any agreement to merge, to consolidate, to combine or to sell a material portion of its assets or to be acquired in any other manner by any other Person or to acquire a material amount of assets or a material equity position in any other Person, whether financial or otherwise; or

               (i) By CKF Bancorp should First Lancaster, the Bank or any First Lancaster Subsidiary enter into any formal agreement, letter of understanding, supervisory agreement, cease and desist order, consent agreement, memorandum or other similar arrangement with the OTS or any other bank regulatory agency, which would have a material adverse effect on CKF Bancorp and Central Kentucky Federal, taken as a whole, if the Merger were to be consummated.

If a Party should elect to terminate this Merger Agreement pursuant to subsections (b), (c), (d), (e), (f), (g), (h) or (i) of this Section 8.1, it shall give notice to the other Party, in writing, of its election in the manner prescribed in Section 9.1 ("Notices") of this Merger Agreement.

          8.2 Effect of Termination. In the event that this Merger Agreement should be terminated pursuant to Section 8.1 hereof, all further obligations of the Parties under this Merger Agreement shall terminate without further liability of any Party to another; provided, however, that a termination under
Section 8.1 hereof shall not relieve any Party of any liability for a breach of this Merger Agreement or for any misstatement or misrepresentation made hereunder prior to such termination, or be deemed to constitute a waiver of any available remedy for any such breach, misstatement or misrepresentation.

          8.3 Termination Fee. The parties hereby acknowledge that, in negotiating and executing this Merger Agreement and in taking the steps necessary or appropriate to effect the transaction contemplated hereby, the Parties have incurred and will incur direct and indirect monetary and other costs (including without limitation attorneys' fees and costs of employee and management time) and will forego discussions with respect to other potential acquisitions. To compensate CKF Bancorp for such costs and to induce it to forego initiating discussions regarding other acquisitions, if (i) this Merger Agreement terminates because First Lancaster and the Bank do not use their best efforts to consummate the transactions contemplated by this Merger Agreement in accordance with the terms of this Merger Agreement (unless a condition set forth in Section 7.1 is not satisfied and such nonsatisfaction has not been the result of the failure of First Lancaster and the Bank to use their best efforts to consummate this Merger Agreement in accordance to the terms of this Merger Agreement);or (ii) First Lancaster terminates this Merger Agreement for any reason other than the grounds for termination set out in Sections 8.1(a), 8.1(c), 8.1(d), 8.1(e) or 8.1(g), then First Lancaster and the Bank shall be obligated to pay CKF Bancorp on demand (and in no event more than three days after such demand) in immediately available funds One Hundred Seventy-Five Thousand and No/100 Dollars ($175,000.00). It is further understood and agreed that the fee payable under this Section 8.3 shall be due and owing even though the event or condition which caused the fee to be payable was the result (in part or in whole) of the directors of First Lancaster and the Bank complying with their fiduciary duties.

                   AGREEMENT AND PLAN OF MERGER - Page 48

          8.4 CKF Bancorp Fee. First Lancaster and the Bank hereby agree to pay CKF Bancorp on demand (and in no event more than three days after such demand) in immediately available funds Six Hundred Thousand and No/100 Dollars ($600,000.00) (the "CKF Bancorp Fee") following termination of this Merger Agreement after the first to occur of any of the following events (provided that in the event that the $175,000 termination fee is paid pursuant to
Section 8.3 herein, the CKF Bancorp Fee shall be reduced by such $175,000 termination fee), unless prior to such termination, CKF Bancorp is in breach of its material obligations under this Merger Agreement that would provide a basis for First Lancaster's termination of this Merger Agreement, in which event no such fee will be payable:

               (a) After any person other than CKF Bancorp or an affiliate of CKF Bancorp acquires beneficial ownership of 20% or more of the then-outstanding First Lancaster Common Stock, either (i) First Lancaster or the Bank shall have willfully breached any covenant or obligation contained in this Merger Agreement and such breach would entitle CKF Bancorp to terminate this Merger Agreement, (ii) the First Lancaster Shareholders shall not have approved this Merger Agreement at the Shareholders Meeting, the Shareholders Meeting shall not have been held in a timely manner or shall have been postponed, delayed or enjoined prior to termination of this Merger Agreement except as a result of a judicial or administrative proceeding or (iii) First Lancaster's Board of Directors shall have withdrawn or modified in a manner materially adverse to CKF Bancorp the recommendation of First Lancaster's Board of Directors with respect to this Merger Agreement;

               (b) First Lancaster or the Bank, without having received CKF Bancorp's prior written consent, enters into an agreement to engage in an Acquisition Transaction (as defined below) with any person (the term "person" for purposes of this Section 8.4 having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the 1934 Act and the rules and regulations thereunder) other than CKF Bancorp or any of its Subsidiaries, or First Lancaster's Board of Directors recommends that the First Lancaster Shareholders approve or accept any Acquisition Transaction with any person other than CKF Bancorp or any of its Subsidiaries. For purposes of this
Section 8.4, "Acquisition Transaction" shall mean (a) a merger or consolidation, or any similar transaction, involving First Lancaster or the Bank, (b) a purchase, lease or other acquisition of all or substantially all of the assets of First Lancaster or the Bank, or (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of First Lancaster or the Bank; or

               (c) A bona fide proposal is made by a third party to First Lancaster or the Bank to engage in an Acquisition Transaction and after such proposal is made any of the following events occurs: First Lancaster or the Bank willfully breaches this Merger Agreement and such breach entitles CKF Bancorp to terminate this Merger Agreement; the First Lancaster Shareholders do not approve this Merger Agreement at the Shareholders Meeting; the Shareholders Meeting is not held in a timely manner or has been postponed, delayed or enjoined prior to termination of this Merger Agreement except as a result of a judicial or administrative proceeding; or First Lancaster's Board of Directors withdraws or modifies in a manner materially adverse to CKF Bancorp the recommendation of First Lancaster's Board of Directors with respect to this Merger Agreement.

                                ARTICLE 9

                           GENERAL PROVISIONS

          9.1 Notices. Any notice, request, demand and other communication which either Party hereto may desire or may be required hereunder to give shall be in writing and shall be deemed to be duly given if delivered personally or mailed by certified or registered mail (postage prepaid, return receipt requested), air courier or facsimile transmission, addressed or transmitted to such other Party as follows:

                   AGREEMENT AND PLAN OF MERGER - Page 49

If to First Lancaster and the Bank:  First Lancaster Bancshares, Inc.
                                     208 Lexington Street
                                     Lancaster, Kentucky 40444
                                     Fax: (606) 792 6095
                                     Attn: Virginia R.S. Stump, President and
                                           Chief Executive Officer

With a copy to:                      Stradley Ronon Housley Kantarian &
                                       Bronstein, LLP
                                     Suite 700
                                     1220 19th Street, N.W.
                                     Washington, D.C. 20036
                                     Fax: (202) 822-0140
                                     Attn: Gary R. Bronstein, Esq.
                                           Joel E. Rappoport, Esq.

If to CKF Bancorp and Central
  Kentucky Federal:                  CKF Bancorp, Inc.
                                     340 West Main Street
                                     Danville, Kentucky 40422
                                     Fax: (606) 236-4363
                                     Attn: John H.  Stigall, President and
                                           Chief Executive Officer

With a copy to:                      Breyer & Associates PC
                                     1100 New York Avenue, N.W.
                                     Suite 700 East
                                     Washington, D.C. 20005
                                     Fax: (202) 737-7979
                                     Attn: John F. Breyer, Jr., Esq.

or to such other address as any Party hereto may hereafter designate to the other Parties in writing. Notice shall be deemed to have been given on the date reflected in the proof or evidence of delivery, or if none, on the date actually received.

          9.2 Assignability and Parties in Interest. This Merger Agreement shall not be assignable by any of the Parties hereto provided, however, that CKF Bancorp may assign, set over and transfer all, or any part of its rights and obligations under this Merger Agreement to any one or more of its present or future Affiliates. This Merger Agreement shall inure to the benefit of, and be binding only upon the Parties hereto and their respective successors and permitted assigns and no other Persons.

          9.3 Governing Law. This Merger Agreement shall be governed by, and construed and enforced in accordance with, the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of Delaware, unless and to the extent that federal law controls.

          9.4 Counterparts. This Merger Agreement may be executed simultaneously in one or more counterparts (any of which may be facsimile copies), each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

          9.5 Publicity. The Parties agree that press releases and other public announcements to be made by any of them with respect to the transactions contemplated hereby shall be subject to mutual agreement.

                   AGREEMENT AND PLAN OF MERGER - Page 50

          9.6 Entire Agreement. This Merger Agreement, the Schedules, Exhibits and certificates required to be delivered hereunder and any amendments or addenda hereafter executed and delivered in accordance with
Section 9.8 hereof constitute the entire agreement of the Parties hereto pertaining to the transaction contemplated hereby and supersede all prior written and oral (and all contemporaneous oral) agreements and understandings of the Parties hereto concerning the subject matter hereof. The schedules, annexes, exhibits and certificates attached hereto or furnished pursuant to this Merger Agreement are hereby incorporated as integral parts of this Merger Agreement. Except as provided herein, by specific language and not by mere implication, this Merger Agreement is not intended to confer upon any other person not a Party to this Merger Agreement any rights or remedies hereunder.

         9.7 Severability. If any portion or provision of this Merger Agreement should be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, such portion or provision shall be ineffective as to that jurisdiction to the extent of such invalidity, illegality or unenforceability, without affecting in any way the validity or enforceability of the remaining portions or provisions hereof in such jurisdiction or rendering that or any other portions or provisions of this Merger Agreement invalid, illegal or unenforceable in any other jurisdiction.

          9.8 Modifications, Amendments and Waivers. At any time prior to the Closing or termination of this Merger Agreement, the Parties may, solely by written agreement executed by their duly authorized officers:

               (a) extend the time for the performance of any of the obligations or other acts of the other Party hereto;

               (b) waive any inaccuracies in the representations and warranties made by the other Party contained in this Merger Agreement or in the Schedules or Exhibits hereto or any other document delivered pursuant to this Merger Agreement;

               (c) waive compliance with any of the covenants or agreements of the other Party contained in this Merger Agreement; and

               (d) amend or add to any provision of this Merger Agreement; provided, however, that no provision of this Merger Agreement may be amended or added to except by an agreement in writing signed by the Parties hereto or their respective successors in interest and expressly stating that it is an amendment to this Merger Agreement.

          9.9 Interpretation. The headings contained in this Merger Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Merger Agreement.

          9.10 Payment of Expenses. Except as set forth herein, CKF Bancorp and First Lancaster and the Bank shall each pay its own fees and expenses (including, without limitation, legal fees and expenses) incurred by it in connection with the transactions contemplated hereunder.

          9.11 Equitable Remedies. The Parties hereto agree that, in the event of a breach of this Merger Agreement by First Lancaster and the Bank, CKF Bancorp will be without an adequate remedy at law by reason of the unique nature of First Lancaster and the Bank. In recognition thereof, in addition to (and not in lieu of) any remedies at law which may be available to CKF Bancorp, CKF Bancorp shall be entitled, at its sole discretion, either (i) to obtain equitable relief, including the remedies of specific performance and injunction, in the event of a breach of this Merger Agreement by First Lancaster or the Bank or (ii) if applicable, to receive the payment described in Section 8.3 hereof. First Lancaster and the Bank covenant that they shall not contend in any such proceeding that CKF Bancorp is not entitled to a decree of specific performance by reason of having an adequate remedy at law. Notwithstanding the foregoing, if First Lancaster and the Bank pay CKF Bancorp the CKF Bancorp Fee pursuant to Section 8.4 herein, CKF

                   AGREEMENT AND PLAN OF MERGER - Page 51

Bancorp shall not be entitled to the equitable remedy of specific performance. No attempt on the part of CKF Bancorp to obtain such equitable relief shall be deemed to constitute an election of remedies by CKF Bancorp which would preclude CKF Bancorp from obtaining any remedies at law to which it would otherwise be entitled.

          9.12 Attorneys' Fees. If any Party hereto shall bring an action at law or in equity to enforce its rights under this Merger Agreement (including an action based upon a misrepresentation or the breach of any warranty, covenant, agreement or obligation contained herein), the prevailing Party in such action shall be entitled to recover from the other Party its reasonable costs and expenses necessarily incurred in connection with such action (including fees, disbursements and expenses of attorneys and costs of investigation).

          9.13 No Waiver. No failure, delay or omission of or by any Party in exercising any right, power or remedy upon any breach or default of any other Party shall impair any such rights, powers or remedies of the Party not in breach or default, nor shall it be construed to be a waiver of any such right, power or remedy, or an acquiescence in any similar breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any provisions of this Merger Agreement must be in writing and must be executed by the Parties to this Merger Agreement and shall be effective only to the extent specifically set forth in such writing.

          9.14 Remedies Cumulative. All remedies provided in this Merger Agreement, by law, equity or otherwise, shall be cumulative and not alternative.

          9.15 Non-Survival of Representations and Warranties. No representations and warranties made by the Parties hereto or in any instrument or document furnished in connection herewith shall survive the Closing. This
Section 9.15 shall not apply to covenants and agreements which by their terms are intended to be performed after the Closing or the termination of this Merger Agreement. Nothing in this Section 9.15 shall limit First Lancaster's or CKF Bancorp's rights or remedies for misrepresentations, breaches of this Merger Agreement or any other improper action or inaction by the other Party hereto prior to its termination.

                   AGREEMENT AND PLAN OF MERGER - Page 52

     IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Merger Agreement or has caused this Merger Agreement to be executed and delivered in its name and on its behalf by its representative thereunto duly authorized, all as of the date first written above.


Attest:                          CKF BANCORP, INC.


/s/W. Irvine Fox                 By: /s/John H. Stigall
----------------------------         --------------------------------------
W. Irvine Fox                         John H. Stigall
                                 Its: President and Chief Executive Officer


Attest:                          CENTRAL KENTUCKY FEDERAL SAVINGS BANK


/s/W. Irvine Fox                By: /s/John H. Stigall
----------------------------         --------------------------------------
W. Irvine Fox                         John H. Stigall
                                 Its: President and Chief Executive Officer


Attest:                          FIRST LANCASTER BANCSHARES, INC.


/s/David W. Gay                 By: /s/Virginia R.S. Stump
----------------------------         --------------------------------------
David W. Gay                          Virginia R.S. Stump
                                 Its: President and Chief Executive Officer


Attest:                          FIRST LANCASTER FEDERAL SAVINGS BANK



/s/David W. Gay                 By: /s/Virginia R.S. Stump
----------------------------         --------------------------------------
David W. Gay                          Virginia R.S. Stump
                                 Its: President and Chief Executive Officer

                   AGREEMENT AND PLAN OF MERGER - Page 53

                                                                       EXHIBIT A

                           AGREEMENT OF COMPANY MERGER


     AGREEMENT OF COMPANY MERGER, dated as of _______________, 2001, by and among Central Kentucky Federal Savings Bank ("Central Kentucky Federal"), a federally-chartered savings bank, Central Kentucky Federal Acquisition Corp. ("Interim"), a Delaware corporation formed by Central Kentucky Federal solely to facilitate the transactions contemplated by the Merger Agreement, defined below, and First Lancaster Bancshares, Inc. ("Company"), a Delaware corporation. Interim and the Company are hereinafter sometimes collectively referred to as the "Merging Corporations".

     This Agreement of Company Merger is being entered into pursuant to an Agreement and Plan of Merger, dated as of December 14, 2000 (the "Merger Agreement") by and among Central Kentucky Federal and the Company.

     In consideration of the premises, and the mutual covenants and agreements contained herein and in the Merger Agreement, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:


     1.1 "Effective Time" means the date and time the Merger contemplated by this Agreement becomes effective as provided in Section 2.2 hereof.

     1.2 "Interim Common Stock" means the common stock, par value $.01 per share, of Interim owned by Central Kentucky Federal.

     1.3 "Company Common Stock" means the common stock par value $.01 per share, of the Company.

     1.4 "Merger" means the merger of Interim with and into the Company as provided in Section 2.1 hereof.

     1.5 "Surviving Corporation" means the Company as the surviving corporation of the Merger.


                                   ARTICLE II
                               TERMS OF THE MERGER

     2.1  Merger.  Subject to the terms and  conditions  set forth in the Merger
          ------
Agreement, at the Effective Time, Interim shall be merged with and into the Company pursuant and subject to Section 251 of the General Corporation Law of the State of Delaware ("DGCL"). The Company shall be the Surviving Corporation and shall continue to be governed by the laws of the State of Delaware. At the Effective Time, the Surviving Corporation shall be considered the same business and corporate entity as each of the Merging Corporations and thereupon and thereafter, all the property, rights, powers, and franchises of a public as well as a private nature of each of the Merging Corporations shall vest in the Surviving Corporation and the

Surviving Corporation shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of the Merging Corporations and shall have succeeded to all of each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property, right, privileges, powers, franchises, debts, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Corporation. In addition, any reference to either of the Merging Corporations in any contract, will or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Corporation if not inconsistent with the other provisions of the contract, will or document; and any pending action or other judicial proceeding to which either of the Merging Corporations is a party shall not be deemed to have abated or to have discontinued by reason of the Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Merger had not been made; or the Surviving Corporation may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against the Surviving Corporation that might have been rendered for or against either of the Merging Corporations if the Merger had not occurred.

     2.2 Effective  Time.  The Merger shall become  effective on the date and at
         ---------------
the time that a Certificate of Merger pursuant to Section 251 of the DGCL is executed and filed with the Secretary of State of the State of Delaware pursuant to Section 103 of the DGCL, or such later date and time, if any, that is specified as the Effective Time in the Certificate of Merger.

     2.3  Name  of  the  Surviving  Corporation.   The  name  of  the  Surviving
          -------------------------------------
Corporation shall be "First Lancaster Bancshares, Inc."

     2.4 Certificate of  Incorporation.  The Certificate of Incorporation of the
         -----------------------------
Company as in effect immediately prior to the Effective Time, shall continue in full force and effect at and following the Effective Time as the Certificate of Incorporation of the Surviving Corporation, until amended as provided under applicable law.

     2.5 Bylaws.  The Bylaws of the Company,  as in effect  immediately prior to
         ------
the Effective Time, shall continue in full force and effect at and following the Effective Time as the Bylaws of the Surviving Corporation, until amended as provided under applicable law

     2.6 Directors and Officers of the Surviving Corporation.  The directors and
         ---------------------------------------------------
officers of Interim immediately prior to the Effective Time shall become the directors and officers of the Surviving Corporation as of the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                                   ARTICLE III
                              CONVERSION OF SHARES

     3.1  Conversion  of Company  Common  Stock and Options to Purchase  Company
          ----------------------------------------------------------------------
Common Stock.
-------------

     (a) At the Effective Time, each share of Company Common Stock, issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares as hereinafter defined) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $16.27 in cash (such amount hereinafter referred to as the "Per Share Consideration").

     (b) Options to acquire 70,950 shares of Company Common Stock (each a "Company Option") have been granted and remain outstanding as of the date hereof pursuant to the First Lancaster Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Company Option Plan"). At the Effective Time, each

Company Option to acquire shares of Company Common Stock granted pursuant to the Company Option Plan that is then outstanding and unexercised, whether or not then vested, shall be canceled, and in lieu thereof the holder of such option shall be entitled to receive a cash amount equal to the product of (i) the number of shares of Company Common Stock subject to such Company Option and (ii) the amount by which the Per Share Consideration exceeds the exercise price per share of such Company Option, net of any cash which must be withheld under federal and state income and employment tax requirements. In the event that the exercise price of a Company Option is greater than the Per Share Consideration, then at the Effective Time such Company Option shall be canceled without any payment made in exchange therefor. At the Effective Time the Company Option Plan shall be deemed terminated.

     (c) At the Effective Time, each of the restricted shares outstanding under the First Lancaster Federal Savings Bank Management Recognition Plan (the "Company MRP") that has not yet vested shall be entitled to receive in cash, without any interest thereon from the Effective Time until the time of payment, cash in the amount of the Per Share Consideration. Notwithstanding the foregoing, no consideration will be paid for the 6,573 ungranted restricted stock awards under the Company MRP.

     3.2 Exchange of Shares.
         ------------------

     (a) As soon as practicable but not later than five business days after the Effective Time, holders of record of certificates formerly representing shares of the Company Common Stock, including restricted shares under the Company MRP (the "Certificates") shall be instructed to tender such Certificates to an independent paying agent to be selected by Central Kentucky Federal (the "Paying Agent") pursuant to a letter of transmittal that Central Kentucky Federal shall deliver or cause to be delivered to such holders. Such letter of transmittal shall specify that risk of loss and title to Certificates shall pass only upon acceptance of such Certificates by the Paying Agent. As soon as practicable but not later than five business days after the Effective Time, the Paying Agent shall provide instructions to the holders of the Company Options for the cancellation of Company Options.

     (b) After the Effective Time, each holder of a Certificate that surrenders such Certificate to the Paying Agent will, upon acceptance thereof by the Paying Agent, be entitled, within five business days after acceptance, to the Per Share Consideration payable in respect of each of the shares represented thereby. At or before Effective Time, Central Kentucky Federal shall deposit with the Paying Agent, for the benefit of the holders of the Company Common Stock, an amount of cash equal to the product of the number of outstanding shares of the Company Common Stock (not including any Dissenting Shares) and the Per Share Consideration plus the amounts payable pursuant to Sections 3.1(b) and 3.1(c) of this Agreement of Company Merger.

     (c) The Paying Agent shall accept Certificates upon compliance with such reasonable terms and conditions as Central Kentucky Federal or the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. Certificates shall be appropriately endorsed or accompanied by such instruments of transfer as Central Kentucky Federal or the Paying Agent may reasonably require in accordance with customary and prudent exchange procedures.

     (d) Each outstanding Certificate, other than those representing Dissenting Shares, shall until duly surrendered to Central Kentucky Federal or the Paying Agent be deemed to evidence the right to receive the Per Share Consideration for each of the shares represented thereby.

     (e) After the Effective Time, holders of Certificates shall cease to have rights with respect to the Company Common Stock previously represented by such Certificates, and their sole rights (other than the holders of Certificates representing Dissenting Shares) shall be to exchange such Certificates for the Per Share

Consideration for each of the shares represented thereby. After the Effective Time, there shall be no further transfer on the records of the Company of Certificates, and if such Certificates are presented to the Company for transfer, they shall be canceled against delivery of the Per Share Consideration for each of the shares represented thereby. Central Kentucky Federal shall not be obligated to deliver the Per Share Consideration to any holder of the Company Common Stock until such holder surrenders the Certificates as provided herein. Any amounts held by the Paying Agent that remain unclaimed by the stockholders of the Company for twelve (12) months after the Effective Time shall be repaid by the Paying Agent to Central Kentucky Federal. Any stockholders of the Company who have not theretofore complied with the provisions of this Section 2.8 shall thereafter look only to Central Kentucky Federal for payment of their Per Share Consideration deliverable in respect of each share of the Company Common Stock such stockholder holds without any interest thereon. If outstanding Certificates are not surrendered or the payment for them not claimed prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Central Kentucky Federal (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Neither the Paying Agent nor any Party to this Agreement of Company Merger nor any Affiliate thereof shall be liable to any holder of the Company Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws unless and only to the extent otherwise required by such abandoned property, escheat or similar laws. Central Kentucky Federal and the Paying Agent shall be entitled to rely upon the stock transfer books of the Company to establish the identity of those persons entitled to receive the Per Share Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate, Central Kentucky Federal and the Paying Agent shall be entitled to deposit any consideration in respect thereof in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

     (f) In the event any Certificate shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, the consideration as may be required pursuant thereto; provided, however, that Central Kentucky Federal may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Central Kentucky Federal or the Paying Agent or any other party with respect to the Certificate alleged to have been lost, stolen or destroyed.

     3.3  Dissenting  Shares.   Notwithstanding  any  other  provision  of  this
          ------------------
Agreement of Company Merger to the contrary, shares of the Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who properly shall have delivered to the Company a written demand for appraisal of such shares in accordance with the DGCL (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Per Share Consideration. Such stockholders instead shall be entitled to receive payment of the fair value of such shares held by them in accordance with the provisions of the DGCL, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or otherwise lost their dissenters' rights under the DGCL shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Per Share Consideration for each share of Company Common Stock. The Company shall give Central Kentucky Federal (i) prompt notice of any written demands for appraisal of the fair value of any shares of the Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders' rights of appraisal, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL, provided that Central Kentucky Federal shall keep the Company fully informed as to the substance of all such negotiations and proceedings. The Company shall not, except with the prior written consent of Central Kentucky Federal, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for appraisal. Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the DGCL.

     3.4  Interim  Common  Stock.  Each share of Interim  Common  Stock which is
          ----------------------
issued and outstanding immediately prior to the Effective Time shall be converted automatically and without any action on the part of the holder thereof into an issued and outstanding share of Common Stock of the Surviving Corporation.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Conditions  Precedent.  The respective  obligations of each party under
         ---------------------
this Agreement of Company Merger shall be subject to the satisfaction, or waiver by the party permitted to do so, of the conditions set forth in Articles V and VI of the Merger Agreement.

     4.2  Stockholder  Approval.  By executing this Agreement of Company Merger,
          ---------------------
Central Kentucky Federal shall be deemed to have approved this Agreement of Company Merger in its capacity as sole stockholder of Interim.

     4.3 Termination.  This Agreement of Company Merger shall be terminated upon
         -----------
the termination of the Merger Agreement in accordance with Article VIII thereof.

     4.4 Amendments.  To the extent  permitted by law, this Agreement of Company
         ----------
Merger may be amended by a subsequent writing signed by all of the parties hereto upon the approval of the Board of Directors of each of the parties hereto; provided, however, that the provisions of Article III of this Agreement of Company Merger relating to the Per Share Consideration shall not be amended after the approval of the stockholders of the Company referred to in Section
5.04 of the Merger Agreement so as to decrease the amount or change the form of the Per Share Consideration without the approval of the stockholders of the Company.

     4.5  Successors.  This  Agreement of Company Merger shall be binding on the
          ----------
successors of Central Kentucky Federal, Interim and the Company.

     IN WITNESS WHEREOF, Central Kentucky Federal, Interim and the Company have caused this Agreement of Company Merger to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the date first above written.

Attest:                               CENTRAL KENTUCKY FEDERAL SAVINGS BANK



_____________________________         By: ______________________________________
                                          John H. Stigall
                                          President and Chief Executive Officer


                                      CENTRAL KENTUCKY FEDERAL ACQUISITION
Attest:                                   CORP.



_____________________________         By: ______________________________________
                                          John H. Stigall
                                          President and Chief Executive Officer


Attest:                               FIRST LANCASTER BANCSHARES, INC.



_______________________________       By: ______________________________________
                                          Virginia R.S. Stump
                                          President and Chief Executive Officer

                                   APPENDIX B

                     FAIRNESS OPINION OF TRIDENT SECURITIES




                                 March 14, 2001

Board of Directors
First Lancaster Bancshares, Inc.
208 Lexington Street
Lancaster, Kentucky  40444

Members of the Board:

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding shares of common stock (the "First Lancaster Common Stock") of First Lancaster Bancshares, Inc. ("First Lancaster"), of the consideration to be paid by CKF Bancorp, Inc. ("CKF Bancorp") pursuant to the Agreement and Plan of Merger, dated as of December 14, 2000 (the "Merger Agreement") by and between First Lancaster and CKF Bancorp. Unless otherwise noted, all terms used herein will have the same meaning as defined in the Merger Agreement.

     As more specifically set forth in the Merger Agreement, and subject to a number of conditions and procedures described in the Merger Agreement, at the effective time (the `Effective Time"), First Lancaster will be acquired by CKF Bancorp by means of a merger with a to be formed wholly owned subsidiary of Central Kentucky Federal Savings Bank (the "Merger"), the separate corporate existence of First Lancaster will cease and each share of First Lancaster Common Stock issued and outstanding prior to the Effective Time of the Merger (other than shares held in treasury and shares as to which dissenters' rights of appraisal have been effected in accordance with applicable provisions of Delaware law) will be converted into the right to receive $16.27 in cash (the "Consideration").

     Trident Securities ("Trident"), a division of McDonald Investments Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     We have acted as First Lancaster's financial advisor in connection with, and have participated in certain negotiations leading to, the Merger Agreement. In connection with rendering our opinion set forth herein, we have among other things:

     (i) Reviewed certain publicly available information concerning First Lancaster, including the Annual Reports on Form 10-KSB of First Lancaster for each of the years in the three year period ended June 30, 2000 and the Quarterly Report on Form 10-QSB of First Lancaster for the quarter ended September 30, 2000;

Board of Directors
Page 2

   (ii) Reviewed certain other internal information, primarily financial in nature relating to the respective businesses, earnings, assets and prospects of First Lancaster and CKF Bancorp provided to us or publicly available for purposes of our analysis;

   (iii) Participated in meetings and telephone conferences with members of senior management of First Lancaster concerning the financial condition, business, assets, financial forecasts and prospects of the company, as well as other matters we believed relevant to our inquiry;

   (iv) Reviewed certain stock market information for First Lancaster Common Stock and compared it with similar information for certain companies, the securities of which are publicly traded;

   (v) Compared the results of operations and financial condition of First Lancaster with that of certain companies, which we deemed to be relevant for purposes of this opinion;

   (vi) Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions, which we deemed to be relevant for purposes of this opinion;

   (vii)  Reviewed  the Merger  Agreement  and certain  related  documents;  and

   (viii) Performed  such   other   reviews  and  analyses  as  we  have  deemed
          appropriate.

     In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have relied upon the accuracy and completeness of the representations, warranties and covenants of First Lancaster and CKF Bancorp contained in the Merger Agreement. We have not been engaged to undertake, and have not assumed any responsibility for, nor have we conducted, an independent investigation or verification of such matters. We have not been engaged to and we have not conducted a physical inspection of any of the assets, properties or facilities of either First Lancaster or CKF Bancorp, nor have we made or obtained or been furnished with any independent valuation or appraisal of any of such assets, properties or facilities or any of the liabilities of either First Lancaster or CKF Bancorp. With respect to financial forecasts used in our analysis, we have assumed that such forecasts have been reasonably prepared by management of First Lancaster on a basis reflecting the best currently available estimates and judgments of the management of First Lancaster as to the future

Board of Directors
Page 3


performance of First Lancaster. We have not been engaged to and we have not assumed any responsibility for, nor have we conducted any independent investigation or verification of such matters, and we express no view as to such financial forecasts or the assumptions on which they are based. We have also assumed that all of the conditions to the consummation of the Merger, as set forth in the Merger Agreement, would be satisfied and that the Merger would be consummated on a timely basis in the manner contemplated by the Merger Agreement.

     This opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Consideration, to the holders of First Lancaster Common Stock, and does not address the underlying business decision by First Lancaster's Board of Directors to effect the Merger, does not compare or discuss the relative merits of any competing proposal or any other terms of the Merger, and does not constitute a recommendation to any First Lancaster shareholder as to how such shareholder should vote with respect to the Merger. This opinion does not represent an opinion as to what the value of First Lancaster Common Stock may be at the Effective Time of the Merger or as to the prospects of First Lancaster's business or CKF Bancorp's business.

     We have acted as financial advisor to First Lancaster in connection with the Merger and will receive from First Lancaster a fee for our services, a significant portion of which is contingent upon the consummation of the Merger, as well as First Lancaster's agreement to indemnify us under certain circumstances. We will also receive a fee for our services in rendering this opinion. In the past, we have also provided certain other investment banking services for First Lancaster and have received compensation for such services.

     In the ordinary course of business, we may actively trade securities of First Lancaster for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is directed to the Board of Directors and senior management of First Lancaster. We consent to the inclusion of our opinion and the description of our opinion in the proxy statement to be mailed to the holders of First Lancaster Common Stock in connection with the Merger.

Board of Directors
Page 4

     Based upon and subject to the foregoing and such other matters, as we consider relevant, it is our opinion that as of the date hereof, the Consideration is fair, from a financial point of view, to the stockholders of First Lancaster.

                                      Very truly yours,

                                      /s/ Trident Securities

                                      TRIDENT SECURITIES,
                              a Division of McDonald Investments Inc.

                                   APPENDIX C

                            Appraisal Rights Statute


               SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

262 APPRAISAL RIGHTS. (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

          b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

          d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation  was approved pursuant to Section 228 or
Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                 REVOCABLE PROXY


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                        FIRST LANCASTER BANCSHARES, INC.
                               LANCASTER, KENTUCKY
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                         SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2001

     The undersigned hereby appoints Tony A. Merida, David W. Gay and Ronald L. Sutton, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Lancaster Bancshares which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, April 16, 2001 at 1:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                       FOR         AGAINST       ABSTAIN
                                                                       ---         -------       -------


         1.       To approve and adopt the Agreement and Plan          [ ]         [ ]           [ ]
                  of Merger, dated as of December 14, 2000, by
                  and among First Lancaster Bancshares, Inc., First
                  Lancaster Federal Savings Bank, CKF Bancorp , Inc.
                  and Central Kentucky Federal Savings Bank,
                  including the Agreement of Company Merger by
                  and between First Lancaster Bancshares, Central
                  Kentucky Federal Savings Bank and a to-be-
                  formed wholly owned subsidiary of Central
                  Kentucky Federal Savings Bank.

         2.       Adjournment of the special meeting, if               [ ]         [ ]           [ ]
                  necessary, to solicit additional proxies in the
                  event there are not sufficient votes present,
                  in person or by proxy, to approve the
                  Agreement and Plan of Merger.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE ABOVE LISTED PROPOSITIONS. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from First Lancaster Bancshares prior to the execution of this proxy of Notice of the Special Meeting and a Proxy Statement dated March 14, 2001.


Dated: ________________________, 2001





------------------------------------      --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


------------------------------------      --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER




     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN AND MAIL THIS PROXY PROMPTLY IN THE  ACCOMPANYING
POSTAGE-PREPAID ENVELOPE.
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